UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

   CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT COMPANIES

Investment Company Act file number 811-08226
                                  -----------

                        TEMPLETON GLOBAL INVESTMENT TRUST
                     ----------------------------------------
               (Exact name of registrant as specified in charter)

       500 EAST BROWARD BLVD., SUITE 2100, FORT LAUDERDALE, FL 33394-3091
     ---------------------------------------------------------------------
               (Address of principal executive offices) (Zip code)

          CRAIG S. TYLE, ONE FRANKLIN PARKWAY, SAN MATEO, CA 94403-1906
        -----------------------------------------------------------------
                     (Name and address of agent for service)

Registrant's telephone number, including area code: (954) 527-7500
                                                    --------------
Date of fiscal year end: 3/31
                        ------

Date of reporting period:  3/31/09
                          --------

ITEM 1. REPORTS TO STOCKHOLDERS.


MARCH 31, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Global Investment Trust

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                                   (GRAPHIC)

                                                                   INTERNATIONAL

                               TEMPLETON BRIC FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

                            Franklin Templeton Investments

                            GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER .......................................................     1
ANNUAL REPORT
Templeton BRIC Fund ......................................................     3
Performance Summary ......................................................     8
Your Fund's Expenses .....................................................    11
Financial Highlights and Statement of Investments ........................    13
Financial Statements .....................................................    19
Notes to Financial Statements ............................................    23
Report of Independent Registered Public Accounting Firm ..................    33
Tax Designation ..........................................................    34
Board Members and Officers ...............................................    35
Shareholder Information ..................................................    40

Shareholder Letter

Dear Shareholder:

During the 12 months ended March 31, 2009, global financial turmoil and a high degree of uncertainty clouded prospects for the world economy. BRIC (Brazil, Russia, India and China) countries were not immune to the downturn. Most major equity indexes suffered double-digit losses for the reporting period, and investor uncertainty about emerging markets did not subside until close to period-end. BRIC markets, as measured by the Morgan Stanley Capital International (MSCI) BRIC Equity Index, had a -48.94% total return for the year.(1)

Although the recent environment is bound to provoke great concern, we believe it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility, such as global stock markets' severe declines of 1987 and the Asian financial crisis of 1997. We remain committed to our long-term perspective and our value investment philosophy. Therefore, we view recent declines as potential opportunities to find bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reason to be optimistic about future market stabilization and recovery.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The MSCI BRIC Equity Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Brazil, Russia, India and China.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

Templeton BRIC Fund's annual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and a discussion about investment management decisions. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. As always, we encourage you to discuss your goals with your financial advisor who can address concerns about volatility and diversification, periodically review your overall portfolio and help you stay focused on the long term. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Mark Mobius

Mark Mobius
Executive Chairman
Templeton Asset Management Ltd.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        2 | Not part of the annual report

Annual Report

Templeton BRIC Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton BRIC Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of BRIC companies -- those companies that are organized under the laws of, have a principal office in, or whose principal trading market is in Brazil, Russia, India or China (including the People's Republic of China, Hong Kong and Taiwan); or derive 50% or more of their total revenue or profit from, or have 50% or more of their assets in, BRIC countries.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 3/31/09

                                  (PIE CHART)

China Region*                                41.7%
Brazil                                       30.9%
Russia                                       15.3%
India                                         8.5%
Short-Term Investments & Other Net Assets     3.6%

*    China region includes China, Hong Kong and Taiwan.

This annual report for Templeton BRIC Fund covers the fiscal year ended March 31, 2009.

PERFORMANCE OVERVIEW

Templeton BRIC Fund - Class A had a -52.57% cumulative total return for the 12 months ended March 31, 2009. The Fund underperformed its benchmark, the Morgan Stanley Capital International (MSCI) Brazil, Russia, India, China (BRIC) Equity Index, which had a -48.94% total return during the

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 16.


                               Annual Report | 3
same period.(1) Please note that index performance information is provided for reference and that we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund's return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund's performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

Although global equities, including BRIC stocks, started the reporting period on a positive note, they began a downward trend in June 2008. Extreme risk aversion led to evaporation of liquidity, tight credit conditions, problems for companies with highly leveraged finance models, and high volatility in global stock markets. BRIC markets, however, began to recover in March 2009 and recouped some of the losses from the earlier part of the reporting period, as investors appeared to focus more on individual companies' fundamentals and valuations. Recognizing the severity of the credit crunch, governments globally implemented fiscal stimuli to support their domestic economies and ease liquidity conditions. For the 12 months under review, however, the MSCI BRIC Equity Index was still down 48.94% in U.S. dollar terms.(1) Part of this decline was due to weakness in local currencies as the U.S. dollar benefited from funds seeking a safer haven.

During the reporting period, China's markets performed better than those of its BRIC counterparts, as investors maintained a positive view on its economy based on its relatively high gross domestic product growth. India's markets underperformed; however, despite a global slowdown, China and India were forecast to be among the fastest-growing economies in 2009. Russia underperformed while Brazil performed in line with the benchmark index during the period, as lower commodity prices had a negative impact on their economies, both being exporters of oil, metals and soft commodities.

Although this reporting period was challenging for BRIC markets, we believe they are in a stronger position than in the past to weather market volatility because of the countries' high savings rates and ample foreign reserves. We continued to hold a positive long-term outlook based on BRIC countries' strong economic fundamentals and faster growth compared to most developed countries.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI BRIC Equity Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Brazil, Russia, India and China. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                                4 | Annual Report

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. In choosing investments, we strongly believe in on-site visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.

MANAGER'S DISCUSSION

During the review period, significant detractors from the Fund's absolute performance included Russia's Gazprom, the world's largest natural gas producer; Brazil's Vale (Companhia Vale do Rio Doce), a top global iron ore and nickel producer; and Russia's TMK, one of the world's leading value-added pipe products manufacturers for the oil and gas industry. We remained confident in these companies' prospects and used the stock corrections as an opportunity to increase the Fund's positions in Gazprom and TMK. Based on our analysis, we believed the corrections were in large part due to poor market sentiment rather than deterioration in company fundamentals and stock prices could recover if investors refocused on these companies' prospects and valuations. In general, we held a positive long-term outlook on commodities-related companies. Although significantly down from their peaks, commodity prices, we believe, could trend upward over the long term partly because of the commodities' relatively inelastic supply and strong demand from emerging markets, particularly in hard commodities such as metals for infrastructure development. Despite negative impact from lower commodity prices, Gazprom, Vale and TMK were still profitable at recent price levels.

On a more positive note, key holdings that contributed to Fund performance in the reporting period included China Construction Bank, a major Chinese commercial bank; some spin-offs of UES (Unified Energy Systems), a Russian electricity production group; and Novolipetsk Steel, one of Russia's largest iron and steel companies. We initiated a position in China Construction Bank and increased the Fund's position in Novolipetsk Steel after the market correction, and we were able to take advantage of a market rebound at period-end. We sold most of our holdings in UES spin-offs after UES was reorganized and split into individual generation companies due to restructuring in the country's power sector.

TOP 10 EQUITY HOLDINGS
3/31/09

COMPANY                                             % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                            NET ASSETS
------------------------                            ----------
Petrobras (Petroleo Brasileiro SA), ADR, pfd.          9.9%
   OIL, GAS & CONSUMABLE FUELS, BRAZIL
China Mobile Ltd.                                      9.5%
   WIRELESS TELECOMMUNICATION SERVICES, CHINA
Vale (Companhia Vale do Rio Doce), ADR, pfd., A        6.7%
   METALS & MINING, BRAZIL
Gazprom, ADR                                           5.3%
   OIL, GAS & CONSUMABLE FUELS, RUSSIA
ICBC (Industrial and Commercial Bank of China
   Ltd.), H                                            4.2%
   COMMERCIAL BANKS, CHINA
Soho China Ltd., ord. & 144A                           4.2%
   REAL ESTATE MANAGEMENT & DEVELOPMENT, CHINA
Itau Unibanco Banco Multiplo SA, ADR                   4.1%
   COMMERCIAL BANKS, BRAZIL
China Construction Bank Corp., H                       3.3%
   COMMERCIAL BANKS, CHINA
China Life Insurance Co. Ltd., H                       3.0%
   INSURANCE, CHINA
China Unicom (Hong Kong) Ltd.                          2.9%
   DIVERSIFIED TELECOMMUNICATION SERVICES, CHINA


                               Annual Report | 5

During the reporting period, market volatility provided us with opportunities to buy stocks at what we considered attractive prices, as speculators sold stocks apparently based on poor market sentiment rather than major deterioration in corporate fundamentals. We made purchases in wireless telecommunication services, diversified banking, and life and health insurance companies. Key additions included China Mobile, a dominant mobile telecommunication services provider in China; ICBC (Industrial and Commercial Bank of China), a major Chinese commercial bank; and China Life Insurance, the country's leading life insurance company. In our view, these companies' prospects were positive based on strong domestic consumption and demand for consumer services such as telecommunications, banking and insurance in BRIC markets.

On the other hand, we reduced the Fund's holdings in oil and gas, marine, and automobile manufacturing companies, as we raised funds for income distribution and focused on stocks we considered to be more attractively valued in our investment universe. We also reduced the Fund's investments in Hong Kong-listed China H shares, with major sales in Sinopec (China Petroleum and Chemical), a leading Chinese integrated energy company; PetroChina, the country's largest oil and gas company in terms of reserves; and CNOOC, China's largest offshore oil and gas exploration and production company.(2)

(2.) "China H" denotes shares of China-incorporated, Hong Kong-listed companies with most businesses in China. China H shares are traded on the Hong Kong Stock Exchange.


                                6 | Annual Report

Thank you for your continued participation in Templeton BRIC Fund. We look forward to serving your future investment needs.

(PHOTO OF MARK MOBIUS)


/s/ Mark Mobius

Mark Mobius

(PHOTO OF DENNIS LIM)


/s/ Dennis Lim

Dennis Lim

(PHOTO OF TOM WU)


/s/ Tom Wu

Tom Wu
Portfolio Management Team
Templeton BRIC Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               Annual Report | 7

Performance Summary as of 3/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TABRX)                    CHANGE   3/31/09   3/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$8.23    $7.17     $15.40
DISTRIBUTIONS (4/1/08-3/31/09)
Dividend Income                  $0.1416

CLASS C (SYMBOL: TPBRX)                    CHANGE   3/31/09   3/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$8.14    $7.14     $15.28
DISTRIBUTIONS (4/1/08-3/31/09)
Dividend Income                  $0.0722

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   3/31/09   8/1/08
---------------------------                ------   -------   -------
Net Asset Value (NAV)                      -$7.86    $7.15     $15.01
DISTRIBUTIONS (8/1/08-3/31/09)
Dividend Income                  $0.1746

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                            1-YEAR   INCEPTION (6/1/06)
-------                                           -------   ------------------
Cumulative Total Return(2)                         -52.57%        -24.30%
Average Annual Total Return(3)                     -55.29%        -11.25%
Value of $10,000 Investment(4)                    $ 4,471        $ 7,135
   Total Annual Operating Expenses(5)     2.09%

CLASS C                                            1-YEAR   INCEPTION (6/1/06)
-------                                           -------   ------------------
Cumulative Total Return(2)                         -52.81%        -25.63%
Average Annual Total Return(3)                     -53.28%         -9.93%
Value of $10,000 Investment(4)                    $ 4,672        $ 7,437
   Total Annual Operating Expenses(5)     2.75%

ADVISOR CLASS(6)                                  1-YEAR   INCEPTION (6/1/06)
----------------                                 -------   ------------------
Cumulative Total Return(2)                        -52.49%        -24.17%
Average Annual Total Return(3)                    -52.49%         -9.31%
Value of $10,000 Investment(4)                   $ 4,751        $ 7,583
   Total Annual Operating Expenses(5)     1.75%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.


                                8 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged index includes reinvestment of any income or distributions. It differs from the Fund in composition and does not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (6/1/06-3/31/09)

                              (PERFORMANCE GRAPH)

   DATE      TEMPLETON BRIC FUND - CLASS A   MSCI BRIC EQUITY INDEX
----------   -----------------------------   ----------------------
  6/1/2006               $ 9,425                     $10,000
 6/30/2006               $ 9,736                     $10,340
 7/31/2006               $ 9,943                     $10,526
 8/31/2006               $10,113                     $10,859
 9/30/2006               $10,075                     $10,823
10/31/2006               $10,660                     $11,477
11/30/2006               $11,451                     $12,474
12/31/2006               $12,159                     $13,426
 1/31/2007               $12,245                     $13,158
 2/28/2007               $11,903                     $12,734
 3/31/2007               $12,358                     $13,371
 4/30/2007               $12,955                     $13,903
 5/31/2007               $13,681                     $14,625
 6/30/2007               $14,564                     $15,667
 7/31/2007               $15,160                     $16,702
 8/31/2007               $14,756                     $16,701
 9/30/2007               $17,022                     $19,525
10/31/2007               $19,451                     $22,478
11/30/2007               $18,117                     $21,057
12/31/2007               $18,273                     $21,356
 1/31/2008               $15,647                     $18,063
 2/29/2008               $16,857                     $19,535
 3/31/2008               $15,042                     $17,836
 4/30/2008               $16,750                     $19,975
 5/31/2008               $17,316                     $20,756
 6/30/2008               $15,510                     $18,576
 7/31/2008               $14,769                     $17,468
 8/31/2008               $13,461                     $15,871
 9/30/2008               $10,913                     $12,434
10/31/2008               $ 7,370                     $ 8,815
11/30/2008               $ 6,735                     $ 8,274
12/31/2008               $ 7,055                     $ 8,684
 1/31/2009               $ 6,607                     $ 8,348
 2/28/2009               $ 6,329                     $ 8,021
 3/31/2009               $ 7,135                     $ 9,108

AVERAGE ANNUAL TOTAL RETURN

CLASS A                    3/31/09
-------                    -------
1-Year                     -55.29%
Since Inception (6/1/06)   -11.25%

CLASS C (6/1/06-3/31/09)

                              (PERFORMANCE GRAPH)

   DATE      TEMPLETON BRIC FUND - CLASS C   MSCI BRIC EQUITY INDEX
----------   -----------------------------   ----------------------
  6/1/2006               $10,000                     $10,000
 6/30/2006               $10,330                     $10,340
 7/31/2006               $10,530                     $10,526
 8/31/2006               $10,710                     $10,859
 9/30/2006               $10,660                     $10,823
10/31/2006               $11,270                     $11,477
11/30/2006               $12,110                     $12,474
12/31/2006               $12,854                     $13,426
 1/31/2007               $12,934                     $13,158
 2/28/2007               $12,562                     $12,734
 3/31/2007               $13,044                     $13,371
 4/30/2007               $13,657                     $13,903
 5/31/2007               $14,416                     $14,625
 6/30/2007               $15,342                     $15,667
 7/31/2007               $15,962                     $16,702
 8/31/2007               $15,535                     $16,701
 9/30/2007               $17,905                     $19,525
10/31/2007               $20,449                     $22,478
11/30/2007               $19,034                     $21,057
12/31/2007               $19,193                     $21,356
 1/31/2008               $16,429                     $18,063
 2/29/2008               $17,677                     $19,535
 3/31/2008               $15,759                     $17,836
 4/30/2008               $17,553                     $19,975
 5/31/2008               $18,131                     $20,756
 6/30/2008               $16,233                     $18,576
 7/31/2008               $15,449                     $17,468
 8/31/2008               $14,067                     $15,871
 9/30/2008               $11,407                     $12,434
10/31/2008               $ 7,704                     $ 8,815
11/30/2008               $ 7,023                     $ 8,274
12/31/2008               $ 7,364                     $ 8,684
 1/31/2009               $ 6,895                     $ 8,348
 2/28/2009               $ 6,593                     $ 8,021
 3/31/2009               $ 7,437                     $ 9,108

AVERAGE ANNUAL TOTAL RETURN

CLASS C                    3/31/09
-------                    -------
1-Year                     -53.28%
Since Inception (6/1/06)    -9.93%


                                Annual Report | 9

ADVISOR CLASS (6/1/06-3/31/09)(6)

                              (PERFORMANCE GRAPH)

        TEMPLETON BRIC FUND - ADVISOR
   DATE       CLASS    MSCI BRIC EQUITY INDEX
----------   -------   ----------------------
  6/1/2006   $10,000           $10,000
 6/30/2006   $10,330           $10,340
 7/31/2006   $10,550           $10,526
 8/31/2006   $10,730           $10,859
 9/30/2006   $10,690           $10,823
10/31/2006   $11,310           $11,477
11/30/2006   $12,150           $12,474
12/31/2006   $12,901           $13,426
 1/31/2007   $12,992           $13,158
 2/28/2007   $12,630           $12,734
 3/31/2007   $13,112           $13,371
 4/30/2007   $13,746           $13,903
 5/31/2007   $14,516           $14,625
 6/30/2007   $15,453           $15,667
 7/31/2007   $16,084           $16,702
 8/31/2007   $15,656           $16,701
 9/30/2007   $18,060           $19,525
10/31/2007   $20,638           $22,478
11/30/2007   $19,222           $21,057
12/31/2007   $19,387           $21,356
 1/31/2008   $16,602           $18,063
 2/29/2008   $17,886           $19,535
 3/31/2008   $15,959           $17,836
 4/30/2008   $17,772           $19,975
 5/31/2008   $18,373           $20,756
 6/30/2008   $16,457           $18,576
 7/31/2008   $15,669           $17,468
 8/31/2008   $14,292           $15,871
 9/30/2008   $11,599           $12,434
10/31/2008   $ 7,830           $ 8,815
11/30/2008   $ 7,146           $ 8,274
12/31/2008   $ 7,487           $ 8,684
 1/31/2009   $ 7,021           $ 8,348
 2/28/2009   $ 6,724           $ 8,021
 3/31/2009   $ 7,583           $ 9,108

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS(6)           3/31/09
----------------           -------
1-Year                     -52.49%
Since Inception (6/1/06)    -9.31%

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN BRIC COMPANIES, WHICH ARE LOCATED IN, OR OPERATE IN, EMERGING MARKET COUNTRIES, INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE COMPANIES' SMALLER SIZE, LESSER LIQUIDITY AND THE LACK OF ESTABLISHED LEGAL, POLITICAL, BUSINESS AND SOCIAL FRAMEWORKS TO SUPPORT SECURITIES MARKETS IN THE COUNTRIES IN WHICH THEY OPERATE. THE FUND IS A NONDIVERSIFIED FUND. IT MAY INVEST A GREATER PORTION OF ITS ASSETS IN THE SECURITIES OF ONE ISSUER THAN A DIVERSIFIED FUND, WHICH MAY RESULT IN GREATER FLUCTUATION IN THE VALUE OF THE FUND'S SHARES. ALL INVESTMENTS IN EMERGING MARKETS SHOULD BE CONSIDERED LONG-TERM INVESTMENTS THAT COULD EXPERIENCE SIGNIFICANT PRICE VOLATILITY IN ANY GIVEN YEAR. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) Past expense reductions by the Fund's manager and administrator increased the Fund's total returns. If the manager and administrator had not taken this action, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Effective 8/1/08, the Fund began offering Advisor Class shares, which do not have sales charges or a Rule 12b-1 plan. Performance quotations for this class reflect the following methods of calculation: (a) For periods prior to 8/1/08, a restated figure is used based upon the Fund's Class A performance, excluding the effect of Class A's maximum initial sales charge, but reflecting the effect of the Class A Rule 12b-1 fees; and (b) for periods after 7/31/08, actual Advisor Class performance is used reflecting all charges and fees applicable to that class. Since 8/1/08 (commencement of sales), the cumulative total return of Advisor Class shares was -51.22%.

(7.) Source: (C) 2009 Morningstar. The MSCI BRIC Equity Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in Brazil, Russia, India and China.


                               10 | Annual Report

YOUR FUND'S EXPENSES

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 11

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 10/1/08      VALUE 3/31/09   PERIOD* 10/1/08-3/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  653.80              $10.39
Hypothetical (5% return before expenses)         $1,000           $1,012.37              $12.64
CLASS C
Actual                                           $1,000           $  652.00              $12.97
Hypothetical (5% return before expenses)         $1,000           $1,009.22              $15.78
ADVISOR CLASS
Actual                                           $1,000           $  653.70              $ 9.28
Hypothetical (5% return before expenses)         $1,000           $1,013.71              $11.30

* Expenses are calculated using the most recent six-month expense ratio, annualized for each class (A: 2.52%; C: 3.15%; and Advisor: 2.25%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                               12 | Annual Report

Templeton Global Investment Trust

FINANCIAL HIGHLIGHTS

TEMPLETON BRIC FUND

                                                                 YEAR ENDED MARCH 31,
                                                           --------------------------------
                                                             2009        2008       2007(a)
                                                           --------    --------    --------
CLASS A
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .....................   $  15.40    $  13.04    $  10.00
                                                           --------    --------    --------
Income from investment operations(b):
   Net investment income (loss)(c) .....................       0.09       (0.05)      (0.01)
   Net realized and unrealized gains (losses) ..........      (8.18)       2.91        3.12
                                                           --------    --------    --------
Total from investment operations .......................      (8.09)       2.86        3.11
                                                           --------    --------    --------
Less distributions from:
   Net investment income ...............................      (0.14)       --         (0.05)
   Net realized gains ..................................         --       (0.42)      (0.02)
   Tax return of capital ...............................         --       (0.08)         --
                                                           --------    --------    --------
Total distributions ....................................      (0.14)      (0.50)      (0.07)
                                                           --------    --------    --------
Redemption fees(d) .....................................         --          --(e)       --(e)
                                                           --------    --------    --------
Net asset value, end of year ...........................   $   7.17    $  15.40    $  13.04
                                                           ========    ========    ========
Total return(f) ........................................     (52.57)%     21.71%      31.12%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates ......       2.17%       2.09%       2.19%
Expenses net of waiver and payments by affiliates(h) ...       2.17%       2.09%       2.15%
Net investment income (loss) ...........................       0.72%      (0.27)%     (0.11)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ........................   $238,253    $645,417    $212,714
Portfolio turnover rate ................................      47.31%      40.49%      28.98%

(a)  For the period June 1, 2006 (commencement of operations) to March 31, 2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 13

Templeton Global Investment Trust

TEMPLETON BRIC FUND

                                                                    YEAR ENDED MARCH 31,
                                                               -----------------------------
                                                                 2009      2008      2007(a)
                                                               -------   --------    -------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................   $ 15.28   $  12.99    $ 10.00
                                                               -------   --------    -------
Income from investment operations(b):
   Net investment income (loss)(c) .........................      0.01      (0.15)     (0.09)
   Net realized and unrealized gains (losses) ..............     (8.08)      2.88       3.13
                                                              -------   --------    -------
Total from investment operations ...........................     (8.07)      2.73       3.04
                                                               -------   --------    -------
Less distributions from:
   Net investment income ...................................     (0.07)        --      (0.03)
   Net realized gains ......................................        --      (0.42)     (0.02)
   Tax return of capital ...................................        --      (0.02)        --
                                                               -------   --------    -------
Total distributions ........................................     (0.07)     (0.44)     (0.05)
                                                               -------   --------    -------
Redemption fees(d) .........................................        --         --(e)      --(e)
                                                               -------   --------    -------
Net asset value, end of year ...............................   $  7.14   $  15.28    $ 12.99
                                                               =======   ========    =======
Total return(f) ............................................    (52.81)%    20.81%     30.44%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates ..........      2.82%      2.75%      2.84%
Expenses net of waiver and payments by affiliates(h) .......      2.82%      2.75%      2.80%
Net investment income (loss) ...............................      0.07%     (0.93)%    (0.76)%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................   $76,522   $196,535    $70,021
Portfolio turnover rate ....................................     47.31%     40.49%     28.98%

(a)  For the period June 1, 2006 (commencement of operations) to March 31, 2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Effective September 1, 2008, the redemption fee was eliminated.

(e)  Amount rounds to less than $0.01 per share.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

(h)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               14 | Annual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

                                                       PERIOD ENDED
                                                         MARCH 31,
                                                          2009(a)
                                                       ------------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period ...............     $ 15.01
                                                         -------
Income from investment operations(b):
   Net investment income(c) ........................        0.05
   Net realized and unrealized gains (losses) ......       (7.74)
                                                         -------
Total from investment operations ...................       (7.69)
                                                         -------
Less distributions from net investment income ......       (0.17)
                                                         -------
Net asset value, end of period .....................     $  7.15
                                                         =======
Total return(d) ....................................      (51.22)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses(f) ........................................        1.88%
Net investment income ..............................        1.01%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ..................     $ 1,446
Portfolio turnover rate ............................       47.31%

(a)  For the period August 1, 2008 (effective date) to March 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

(f)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 15

Templeton Global Investment Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2009

       TEMPLETON BRIC FUND                                                     INDUSTRY                       SHARES        VALUE
       -------------------                                  ----------------------------------------------  ----------  ------------
       COMMON STOCKS 76.8%
       BRAZIL 11.3%
       AES Tiete SA ......................................   Independent Power Producers & Energy Traders      320,277  $  2,200,998
       American Banknote SA ..............................          Commercial Services & Supplies             188,123       827,271
       Companhia de Bebidas das Americas (AmBev) .........                    Beverages                        214,995     8,601,654
       Companhia Energetica de Minas Gerais ..............                Electric Utilities                   164,930     1,847,330
       Companhia Paranaense de Energia-Copel .............                Electric Utilities                    75,500       716,103
       Itau Unibanco Banco Multiplo SA, ADR ..............                 Commercial Banks                  1,203,496    13,094,037
       Localiza Rent a Car SA ............................                   Road & Rail                       572,115     2,000,367
       Porto Seguro SA ...................................                    Insurance                        363,049     1,864,158
       Tele Norte Leste Participacoes SA .................      Diversified Telecommunication Services         186,733     3,059,217
       Wilson Sons Ltd., BDR .............................          Transportation Infrastructure              273,113     1,359,972
(a)    Wilson Sons Ltd., BDR, 144A .......................          Transportation Infrastructure               48,987       243,932
                                                                                                                        ------------
                                                                                                                          35,815,039
                                                                                                                        ------------
       CHINA 40.7%
       China Coal Energy Co., H ..........................           Oil, Gas & Consumable Fuels             2,448,000     1,806,677
       China Construction Bank Corp., H ..................                 Commercial Banks                 18,620,000    10,570,741
       China Life Insurance Co. Ltd., H ..................                    Insurance                      2,845,000     9,433,839
       China Mobile Ltd. .................................       Wireless Telecommunication Services         3,439,000    29,950,842
       China Molybdenum Co. Ltd., H ......................                 Metals & Mining                   2,465,000     1,100,439
       China Shenhua Energy Co. Ltd., H ..................           Oil, Gas & Consumable Fuels             1,283,500     2,891,433
       China Telecom Corp. Ltd., H .......................      Diversified Telecommunication Services      12,750,000     5,264,211
       China Unicom (Hong Kong) Ltd. .....................      Diversified Telecommunication Services       8,486,270     9,066,095
       China Vanke Co. Ltd., B ...........................       Real Estate Management & Development        1,400,000     1,463,141
       CNOOC Ltd. ........................................           Oil, Gas & Consumable Fuels             5,042,000     4,996,169
       Hidili Industry International Development Ltd. ....                 Metals & Mining                   5,651,000     1,728,012
       Industrial and Commercial Bank of China Ltd., H ...                 Commercial Banks                 25,677,000    13,351,265
       Lianhua Supermarket Holdings Ltd. .................             Food & Staples Retailing                 94,000       107,214
       Lonking Holdings Ltd. .............................                    Machinery                      8,606,000     5,229,924
       PetroChina Co. Ltd., H ............................           Oil, Gas & Consumable Fuels            10,230,000     8,157,126
       Shanghai Prime Machinery Co. Ltd., H ..............                    Machinery                     14,742,000     1,559,708
       Soho China Ltd. ...................................       Real Estate Management & Development       32,458,000    13,066,204
(a)    Soho China Ltd., 144A .............................       Real Estate Management & Development          348,500       140,291
       Yanzhou Coal Mining Co. Ltd., H ...................           Oil, Gas & Consumable Fuels            12,326,581     8,874,623
                                                                                                                        ------------
                                                                                                                         128,757,954
                                                                                                                        ------------
       HONG KONG 1.0%
       Harbin Power Equipment Co. Ltd., H ................               Electrical Equipment                2,388,000     1,552,880
       Wasion Group Holdings Ltd. ........................  Electronic Equipment, Instruments & Components   2,072,000       671,022
(a)    Wasion Group Holdings Ltd., 144A ..................  Electronic Equipment, Instruments & Components   2,874,000       930,751
                                                                                                                        ------------
                                                                                                                           3,154,653
                                                                                                                        ------------
       INDIA 8.5%
(b)    Bharti Airtel Ltd. ................................       Wireless Telecommunication Services           479,994     5,939,890
       Grasim Industries Ltd. ............................              Construction Materials                  95,200     2,968,388
       ICICI Bank Ltd. ...................................                 Commercial Banks                    369,261     2,428,638
       JK Cements Ltd. ...................................              Construction Materials                  84,559        66,300
       Maharashtra Seamless Ltd. .........................                 Metals & Mining                     562,957     1,562,965


                               16 | Annual Report

Templeton Global Investment Trust

       TEMPLETON BRIC FUND                                                    INDUSTRY                       SHARES        VALUE
       -------------------                                 ----------------------------------------------  ----------  ------------
       COMMON STOCKS (CONTINUED)
       INDIA (CONTINUED)
       Penin sula Land Ltd. .............................           Estate Management & Development         2,889,531  $  1,242,778
       Reliance Industries Ltd ..........................             Oil, Gas & Consumable Fuels             171,400     5,162,675
       Sesa Goa Ltd. ....................................                   Metals & Mining                   524,720     1,045,393
       Steel Authority of India Ltd. ....................                   Metals & Mining                 3,389,551     6,464,746
                                                                                                                       ------------
                                                                                                                         26,881,773
                                                                                                                       ------------
       RUSSIA 15.3%
(b, c) Centen ergoholding ...............................                 Electric Utilities                   72,772            --
       Gazprom, ADR .....................................             Oil, Gas & Consumable Fuels           1,123,823    16,744,963
(b, c) Intergen erasiya Holdin g Co. ....................                 Electric Utilities                  243,978            --
       LUKOIL Holdings, ADR .............................             Oil, Gas & Consumable Fuels              12,300       463,710
       LUKOIL Holdings, ADR (London Exchange) ...........             Oil, Gas & Consumable Fuels             197,450     7,390,553
       Mining and Metallurgical Co. Norilsk Nickel,
          ADR ...........................................                   Metals & Mining                   404,666     2,468,463
       Mobile TeleSystems ...............................         Wireless Telecommunication Services         564,000     2,397,000
       Mobile TeleSystems, ADR ..........................         Wireless Telecommunication Services         144,900     4,335,408
   (d) Novolipetsk Steel, GDR, Reg S ....................                   Metals & Mining                   151,100     1,843,420
       OAO Rosneft Oil Co. ..............................            Oil, Gas & Consumable Fuels             671,000     2,952,400
       OAO TMK ..........................................             Energy Equipment & Services             596,435       679,595
       OAO TMK, GDR .....................................             Energy Equipment & Services             880,267     4,137,255
       OGK-3 ............................................                 Electric Utilities                2,066,856        27,902
   (b) RusHydro .........................................                 Electric Utilities               73,901,072     1,625,824
(b, c) Siben ergyholding JSC ............................                 Electric Utilities                   67,032            --
   (b) South-Ural Nickel Factory ........................                   Metals & Mining                     1,038        86,673
   (b) TGK-2 ............................................                 Electric Utilities               65,223,894         7,827
   (b) TGK-4 ............................................                 Electric Utilities               79,705,614        11,956
       TNK-BP ...........................................             Oil, Gas & Consumable Fuels           2,369,000     2,001,805
   (d) Uralkali, GDR, Reg S .............................                      Chemicals                       64,450       753,420
       Vsmpo-Avisma Corp. ...............................                   Metals & Mining                    11,262       251,300
                                                                                                                       ------------
                                                                                                                         48,179,474
                                                                                                                       ------------
       TOTAL COMMON STOCKS
          (COST $ 437,049,247) ..........................                                                               242,788,893
                                                                                                                       ------------
       PREFERRED STOCKS 19.6%
       BRAZIL 19.6%
       Banco Bradesco SA, ADR, pfd ......................                  Commercial Banks                   841,100     8,326,890
       Companhia Vale do Rio Doce, ADR, pfd., A .........                   Metals & Mining                 1,878,850    21,193,428
       Itausa - Investimentos Itau SA, pfd. .............                  Commercial Banks                   382,600     1,314,646
       Petroleo Brasileiro SA, ADR, pfd. ................             Oil, Gas & Consumable Fuels           1,273,200    31,193,400
                                                                                                                       ------------
       TOTAL PREFERRED STOCKS
          (COST $72,595,770) ............................                                                                62,028,364
                                                                                                                       ------------
       TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
          (COST $509,645,017) ...........................                                                               304,817,257
                                                                                                                       ------------


                               Annual Report | 17

Templeton Global Investment Trust

       TEMPLETON BRIC FUND                                                                                   SHARES        VALUE
       -------------------                                                                                 ----------  ------------
       SHORT TERM INVESTMENTS (COST $12,622,928) 4.0%
       MONEY MARKET FUNDS 4.0%
(e)    Franklin Institution al Fiduciary Trust Money
       Market Portfolio, 0.13% ...........................                                                 12,622,928  $ 12,622,928
                                                                                                                       ------------
       TOTAL INVESTMENTS (COST $ 522,267,945) 100.4% .....                                                              317,440,185
       OTHER ASSETS, LESS LIABILITIES (0.4)% .............                                                               (1,219,510)
                                                                                                                       ------------
       NET ASSETS 100.0% .................................                                                             $316,220,675
                                                                                                                       ============

See Abbreviations on page 32.

(a) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At March 31, 2009, the aggregate value of these securities was $1,314,974, representing 0.42% of net assets.

(b)  Non-income producing.

(c) Security has been deemed illiquid because it may not be able to be sold within seven days.

(d) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At March 31, 2009, the aggregate value of these securities was $2,596,840, representing 0.82% of net assets.

(e) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Templeton Global Investment Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2009

                                                           TEMPLETON
                                                           BRIC FUND
                                                         -------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ....................   $ 509,645,017
      Cost - Sweep Money Fund (Note 7) ...............      12,622,928
                                                         -------------
      Total cost of investments ......................   $ 522,267,945
                                                         =============
      Value - Unaffiliated issuers ...................   $ 304,817,257
      Value - Sweep Money Fund (Note 7) ..............      12,622,928
                                                         -------------
      Total value of investments .....................     317,440,185
   Cash ..............................................         366,593
   Foreign currency, at value (cost $ 234,596) .......         234,597
   Receivables:
      Investment securities sold .....................          15,690
      Capital shares sold ............................         382,727
      Dividends ......................................       1,360,038
      Foreign tax ....................................         160,654
   Other assets ......................................             673
                                                         -------------
         Total assets ................................     319,961,157
                                                         -------------
Liabilities:
   Payables:
      Investment securities purchased ................       2,125,469
      Capital shares redeemed ........................         590,943
      Affiliates .....................................         664,434
   Accrued expenses and other liabilities ............         359,636
                                                         -------------
         Total liabilities ...........................       3,740,482
                                                         -------------
            Net assets, at value .....................   $ 316,220,675
                                                         =============
   Net assets consist of:
      Paid-in capital ................................   $ 755,525,404
      Undistributed net investment income ............       1,585,644
      Net unrealized appreciation (depreciation) .....    (204,894,548)
      Accumulated net realized gain (loss) ...........    (235,995,825)
                                                         -------------
            Net assets, at value .....................   $ 316,220,675
                                                         =============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 19

Templeton Global Investment Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2009

                                                                                     TEMPLETON
                                                                                     BRIC FUND
                                                                                   ------------
CLASS A:
   Net assets, at value ........................................................   $238,253,067
                                                                                   ------------
   Shares outstanding ..........................................................     33,220,462
                                                                                   ------------
   Net asset value per share(a) ................................................   $       7.17
                                                                                   ------------
   Maximum offering price per share (net asset value per share / 94.25%)  ......   $       7.61
                                                                                   ------------
CLASS C:
   Net assets, at value ........................................................   $ 76,521,793
                                                                                   ------------
   Shares outstanding ..........................................................     10,722,583
                                                                                   ------------
   Net asset value and maximum offering price per share(a) .....................   $       7.14
                                                                                   ------------
ADVISOR CLASS:
   Net assets, at value ........................................................   $  1,445,815
                                                                                   ------------
   Shares outstanding ..........................................................        202,173
                                                                                   ------------
   Net asset value and maximum offering price per share ........................   $       7.15
                                                                                   ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Templeton Global Investment Trust

STATEMENT OF OPERATIONS
for the year ended March 31, 2009

                                                                                            TEMPLETON
                                                                                            BRIC FUND
                                                                                          -------------
Investment income:
   Dividends: (net of foreign taxes of $ 1,064,146)
      Unaffiliated issuers ............................................................   $  17,246,442
      Sweep Money Fund (Note 7) .......................................................          72,891
   Interest ...........................................................................         187,968
                                                                                          -------------
         Total investment income ......................................................      17,507,301
                                                                                          -------------
Expenses:
   Management fees (Note 3a)  .........................................................       7,581,635
   Administrative fees (Note 3b) ......................................................       1,216,155
   Distribution fees: (Note 3c)
      Class A .........................................................................       1,342,065
      Class C .........................................................................       1,355,753
   Transfer agent fees (Note 3e) ......................................................       1,838,651
   Custodian fees (Note 4)  ...........................................................         281,493
   Reports to shareholders ............................................................         177,269
   Registration and filing fees .......................................................         118,489
   Professional fees ..................................................................          66,664
   Trustees' fees and expenses ........................................................          58,562
   Excise tax .........................................................................          11,814
   Other ..............................................................................          42,287
                                                                                          -------------
         Total expenses ...............................................................      14,090,837
         Expense reductions (Note 4) ..................................................          (1,921)
                                                                                          -------------
            Net expenses ..............................................................      14,088,916
                                                                                          -------------
               Net investment income ..................................................       3,418,385
                                                                                          -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments .....................................................................    (222,973,560)
      Foreign currency transactions ...................................................      (1,055,314)
                                                                                          -------------
               Net realized gain (loss) ...............................................    (224,028,874)
                                                                                          -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments .....................................................................    (235,845,199)
      Translation of other assets and liabilities denominated in foreign currencies ...         (51,126)
                                                                                          -------------
               Net change in unrealized appreciation (depreciation) ...................    (235,896,325)
                                                                                          -------------
Net realized and unrealized gain (loss) ...............................................    (459,925,199)
                                                                                          -------------
Net increase (decrease) in net assets resulting from operations .......................   $(456,506,814)
                                                                                          =============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Templeton Global Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                               TEMPLETON BRIC FUND
                                                                                          ----------------------------
                                                                                              YEAR ENDED MARCH 31,
                                                                                          ----------------------------
                                                                                               2009           2008
                                                                                          -------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income (loss) ....................................................   $   3,418,385   $ (2,744,628)
      Net realized gain (loss) from investments and foreign currency transactions .....    (224,028,874)     5,899,347
      Net change in unrealized appreciation (depreciation) on investments and translation of other assets and liabilities denominated in foreign
         currencies ...................................................................    (235,896,325)     8,515,089
                                                                                          -------------   ------------
            Net increase (decrease) in net assets resulting from operations ...........    (456,506,814)    11,669,808
                                                                                          -------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ......................................................................      (5,001,300)            --
         Class C ......................................................................        (830,478)            --
         Advisor Class ................................................................         (31,897)            --
      Net realized gains:
         Class A ......................................................................              --    (11,561,885)
         Class C ......................................................................              --     (3,782,034)
      Tax return of capital:
         Class A ......................................................................              --     (2,853,836)
         Class C ......................................................................              --       (272,574)
                                                                                          -------------   ------------
   Total distributions to shareholders ................................................      (5,863,675)   (18,470,329)
                                                                                          -------------   ------------
   Capital share transactions: (Note 2)
         Class A ......................................................................     (57,396,250)   439,332,610
         Class C ......................................................................     (10,057,560)   126,631,290
         Advisor Class ................................................................       4,092,682             --
                                                                                          -------------   ------------
   Total capital share transactions ...................................................     (63,361,128)   565,963,900
                                                                                          -------------   ------------
   Redemption fees ....................................................................              --         54,439
                                                                                          -------------   ------------
            Net increase (decrease) in net assets .....................................    (525,731,617)   559,217,818
Net assets:
   Beginning of year ..................................................................     841,952,292    282,734,474
                                                                                          -------------   ------------
   End of year ........................................................................   $ 316,220,675   $841,952,292
                                                                                          -------------   ------------
Undistributed net investment income (distributions in excess of net investment income)
   included in net assets:
   End of year ........................................................................   $   1,585,644   $   (759,352)
                                                                                          =============   ============

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Templeton Global Investment Trust

NOTES TO FINANCIAL STATEMENTS

TEMPLETON BRIC FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Templeton BRIC Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers three classes of shares: Class A, Class C, and Advisor Class. Effective August 1, 2008, the Fund began offering a new class of shares, Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                               Annual Report | 23

Templeton Global Investment Trust

TEMPLETON BRIC FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.


                               24 | Annual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES (CONTINUED)

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of March 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                               Annual Report | 25

Templeton Global Investment Trust

TEMPLETON BRIC FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2009, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                               YEAR ENDED MARCH 31,
                                           ---------------------------------------------------------
                                                       2009                          2008
                                           ---------------------------   ---------------------------
                                              SHARES         AMOUNT         SHARES         AMOUNT
                                           -----------   -------------   -----------   -------------
CLASS A SHARES:
    Shares sold.........................    15,118,611   $ 198,374,063    35,367,141   $ 598,959,030
    Shares issued in reinvestment of
       distributions....................       618,440       4,506,996       745,266      13,186,492
    Shares redeemed.....................   (24,414,989)   (260,277,309)  (10,523,866)   (172,812,912)
                                           -----------   -------------   -----------   -------------
    Net increase (decrease).............    (8,677,938)  $ (57,396,250)   25,588,541   $ 439,332,610
                                           ===========   =============   ===========   =============
CLASS C SHARES:
    Shares sold.........................     3,682,172   $  50,404,731     9,987,204   $ 167,831,309
    Shares issued in reinvestment of
       distributions....................        94,966         691,215       193,653       3,361,377
    Shares redeemed.....................    (5,913,377)    (61,153,506)   (2,713,735)    (44,561,396)
                                           -----------   -------------   -----------   -------------
    Net increase (decrease).............    (2,136,239)  $ (10,057,560)    7,467,122   $ 126,631,290
                                           ===========   =============   ===========   =============


                               26 | Annual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                           YEAR ENDED MARCH 31,
                                                                   2009
                                                          ----------------------
                                                           SHARES      AMOUNT
                                                          --------   -----------
ADVISOR CLASS SHARES:(a)
   Shares sold ........................................    787,687   $ 8,429,572
   Shares issued in rein vestment of distributions ....      3,014        21,911
   Shares redeemed ....................................   (588,528)   (4,358,801)
                                                          --------   -----------
   Net increase (decrease) ............................    202,173   $ 4,092,682
                                                          ========   ===========

(a)  For the period August 1, 2008 (effective date) to March 31, 2009.

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                            AFFILIATION
----------                                        ----------------------
Templeton Asset Management Ltd. (TAML)            Investment manager
Franklin Templeton Services, LLC (FT Services)    Administrative manager
Franklin Templeton Distributors, Inc.
   (Distributors)                                 Principal underwriter
Franklin Templeton Investor Services, LLC
   (Investor Services)                            Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

ANNUALIZED
 FEE RATE    NET ASSETS
----------   -------------------------------------------------
1.250%       Up to and including $1 billion
1.200%       Over $1 billion, up to and including $5 billion
1.150%       Over $5 billion, up to and including $10 billion
1.100%       Over $10 billion, up to and including $15 billion
1.050%       Over $15 billion, up to and including $20 billion
1.000%       In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.


                               Annual Report | 27

Templeton Global Investment Trust

TEMPLETON BRIC FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act.

On December 1, 2008, the Trust's Board of Trustees approved a modification to the Class A distribution plan, changing the form of the plan from a compensation to a reimbursement distribution plan. Under the distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. This change was effective February 1, 2009. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. Prior to February 1, 2009, under the Fund's Class A compensation distribution plan, the Fund paid Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets.

In addition, under the Fund's Class C compensation distribution plan, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ..   0.35%
Class C ..   1.00%

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions
   paid to unaffiliated broker/dealers .........   $454,023
Contingent deferred sales charges retained .....   $211,611

E. TRANSFER AGENT FEES

For the year ended March 31, 2009, the Fund paid transfer agent fees of $1,838,651, of which $968,590 was retained by Investor Services.


                               28 | Annual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2009, the Fund had tax basis capital losses of $97,152,977 expiring in 2017.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2009, the Fund deferred realized capital losses of $138,310,285.

The tax character of distributions paid during the years ended March 31, 2009 and 2008, was as follows:

                                   2009          2008
                                ----------   -----------
Distributions paid from:
   Ordinary income  .........   $5,863,675   $14,888,232
   Long term capital gain ...           --       455,687
   Return of capital ........           --     3,126,410
                                ----------   -----------
                                $5,863,675   $18,470,329
                                ==========   ===========

At March 31, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments ..................   $ 523,419,505
                                         =============
Unrealized appreciation ..............   $   4,703,671
Unrealized depreciation ..............    (210,682,991)
                                         -------------
Net unrealized appreciation
   (depreciation) ....................   $(205,979,320)
                                         =============
Distributable earnings -
   undistributed ordinary income .....   $   2,204,641
                                         =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, non-deductible excise tax expense, foreign capital gains tax, and corporate actions adjustments.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, foreign capital gains tax, and corporate actions adjustments.


                               Annual Report | 29

Templeton Global Investment Trust

TEMPLETON BRIC FUND

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2009, aggregated $285,191,801 and $316,293,555, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities. At March 31, 2009, the Fund had 41.7%, 30.9%, 15.3%, and 8.5% of its net assets invested in the China Region (including China, Hong Kong, and Taiwan), Brazil, Russia, and India, respectively.

9. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $156 of its pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statement of Operations. During the year ended March 31, 2009, the Fund did not utilize the Global Credit Facility.


                               30 | Annual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

10. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on April 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009, in valuing the Fund's assets carried at fair value:

                                        LEVEL 1        LEVEL 2    LEVEL 3       TOTAL
                                      ------------   ----------   -------   ------------
ASSETS:
   Investments in Securities ......   $315,873,911   $1,566,274     $--     $317,440,185


                               Annual Report | 31

Templeton Global Investment Trust

TEMPLETON BRIC FUND

11. NEW ACCOUNTING PRONOUNCEMENTS

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP FAS 157-4), which provides additional guidance when the volume and level of activity for the asset or liability measured at fair value have significantly decreased. Additionally, FSP FAS 157-4 amends SFAS 157, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. The Fund is currently evaluating the impact, if any, of applying FSP FAS 157-4.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund believes applying the various provisions of SFAS 161 will not have a material impact on its financial statements.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR - American Depository Receipt

BDR - Brazilian Depository Receipt

GDR - Global Depository Receipt


                               32 | Annual Report

Templeton Global Investment Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON BRIC FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton BRIC Fund (one of the funds constituting Templeton Global Investment Trust, hereafter referred to as the "Fund") at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 20, 2009


                               Annual Report | 33

Templeton Global Investment Trust

TAX DESIGNATION (UNAUDITED)

TEMPLETON BRIC FUND

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $7,296,382 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2009. Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $101,406 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2009.

At March 31, 2009 more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2009 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

In addition, in January 2010, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2009.


                               34 | Annual Report

Templeton Global Investment Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                     NUMBER OF
                                                                   PORTFOLIOS IN
                                                                   FUND COMPLEX
NAME, YEAR OF BIRTH                                 LENGTH OF       OVERSEEN BY
AND ADDRESS                         POSITION       TIME SERVED     BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
--------------------            ---------------  ---------------  --------------   -------------------------------------------------
HARRIS J. ASHTON (1932)         Trustee          Since 1994             136        Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ANN TORRE BATES (1958)          Trustee          Since 2008              30        SLM Corporation (Sallie Mae) and Allied Capital
500 East Broward Blvd.                                                             Corporation (financial services).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

FRANK J. CROTHERS (1944)        Trustee          Since 2001              23        Fortis, Inc. (utility holding company), Victory
500 East Broward Blvd.                                                             Nickel Inc. (mineral exploration) and ABACO
Suite 2100                                                                         Markets Limited (retail distributors.)
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Vice Chairman, Caribbean Utilities Company, Ltd. and director of various other private business and nonprofit organizations.

EDITH E. HOLIDAY (1952)         Lead             Trustee since          136        Hess Corporation (exploration and refining of oil
500 East Broward Blvd.          Independent      1996 and Lead                     and gas), H.J. Heinz Company (processed foods and
Suite 2100                      Trustee          Independent                       allied products), RTI International Metals, Inc.
Fort Lauderdale, FL 33394-3091                   Trustee since                     (manufacture and distribution of titanium),
                                                 2007                              Canadian National Railway (railroad) and White
                                                                                   Mountains Insurance Group, Ltd. (holding
                                                                                   company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               Annual Report | 35

                                                                     NUMBER OF
                                                                   PORTFOLIOS IN
                                                                   FUND COMPLEX
NAME, YEAR OF BIRTH                                 LENGTH OF       OVERSEEN BY
AND ADDRESS                         POSITION       TIME SERVED     BOARD MEMBER*                OTHER DIRECTORSHIPS HELD
--------------------            ---------------  ---------------  --------------   -------------------------------------------------
DAVID W. NIEMIEC (1949)         Trustee          Since 2006              23        Emeritus Corporation (assisted living) and OSI
500 East Broward Blvd.                                                             Pharmaceuticals, Inc. (pharmaceutical products).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg
Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief
Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)           Trustee          Since 2003             136        Hess Corporation (exploration and refining of oil
500 East Broward Blvd.                                                             and gas) and Sentient Jet (private jet service).
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)        Trustee          Since 2006             143        None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS    Trustee          Since 2001              23        None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

ROBERT E. WADE (1946)           Trustee          Since 2006            37          El Oro Ltd. (investments).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired, former practicing attorney.


                               36 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                                                                      FUND COMPLEX
      NAME, YEAR OF BIRTH                            LENGTH OF          OVERSEEN
          AND ADDRESS              POSITION         TIME SERVED      BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ------------------  ----------------  ---------------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee,         Trustee and         136               None
One Franklin Parkway            Chairman of      Vice President
San Mateo, CA 94403-1906        the Board and    since 1994 and
                                Vice President   Chairman of the
                                                 Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

**GREGORY E. JOHNSON (1961)     Trustee          Since 2006          90                None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)           Chief            Chief Compliance    Not Applicable    Not Applicable
One Franklin Parkway            Compliance       Officer since 2004
San Mateo, CA 94403-1906        Officer and      and Vice President
                                Vice President   - AML Compliance
                                - AML            since 2006
                                Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)       Chief            Since               Not Applicable    Not Applicable
One Franklin Parkway            Executive        March 2009
San Mateo, CA 94403-1906        Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

EDWARD L. GEARY (1962)          Vice President   Since               Not Applicable    Not Applicable
500 East Broward Blvd.                           March 2009
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; director of some of the other subsidiaries of Franklin Resources, Inc.; and
officer of 46 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 37

                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                                                                      FUND COMPLEX
      NAME, YEAR OF BIRTH                            LENGTH OF          OVERSEEN
          AND ADDRESS              POSITION         TIME SERVED      BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ------------------  ----------------  ---------------------------------------------
ALIYA S. GORDON (1973)          Vice President   Since               Not Applicable    Not Applicable
One Franklin Parkway                             March 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)            Vice President   Since 2000          Not Applicable    Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)   Vice President   Since 1994          Not Applicable    Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

MARK H. OTANI (1968)            Treasurer,       Since               Not Applicable    Not Applicable
One Franklin Parkway            Chief Financial  March 2009
San Mateo, CA 94403-1906        Officer and
                                Chief
                                Accounting
                                Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in
Franklin Templeton Investments.

ROBERT C. ROSSELOT (1960)       Secretary        Since 2004          Not Applicable    Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 14 of the investment companies in Franklin Templeton Investments.


                               38 | Annual Report

                                                                        NUMBER OF
                                                                      PORTFOLIOS IN
                                                                      FUND COMPLEX
      NAME, YEAR OF BIRTH                            LENGTH OF          OVERSEEN
          AND ADDRESS              POSITION         TIME SERVED      BY BOARD MEMBER*              OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  ------------------  ----------------  ---------------------------------------------
CRAIG S. TYLE (1960)            Vice President   Since 2005          Not Applicable    Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory
     E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC., AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 39

Templeton Global Investment Trust

SHAREHOLDER INFORMATION

TEMPLETON BRIC FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 24, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton BRIC Fund, one of the separate funds comprising the Templeton Global Investment Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and


                               40 | Annual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and the high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented


                               Annual Report | 41

Templeton Global Investment Trust

TEMPLETON BRIC FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.

INVESTMENT PERFORMANCE. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper report for Templeton BRIC Fund showed performance of its Class A shares for 2007 and 2008 (the Fund's first two full years of operation) in comparison with a Lipper performance universe consisting of all retail and institutional emerging market funds. The Lipper report showed the Fund's total return in 2008 to be in the fifth or lowest performing quintile of such universe and its total return in 2007 to be in the first or best performing quintile of such universe. The Board did not believe such performance to be particularly meaningful in view of the Fund's limited period of operations so as to warrant any change in investment strategy or portfolio management.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from the Fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report for Templeton BRIC Fund showed its contractual investment management fee rate to be the highest in its 15-member expense group, being 34 basis points above the group median, and its actual total expense rate to be the second highest in such group, being 23 basis points above the group median. In discussing the acceptability of such fees and expenses, management pointed out that they reflected factors relating to the operation of the Fund, such as depth of the manager's physical presence and coverage in emerging markets geographical areas, the quality and experience of its portfolio managers and research staff, and the nature of the disciplined value investment approach followed for the Fund.


                               42 | Annual Report

Templeton Global Investment Trust

TEMPLETON BRIC FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.


                               Annual Report | 43

Templeton Global Investment Trust

TEMPLETON BRIC FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The investment management advisory agreement for Templeton BRIC Fund provides a fee of 1.25% on the first $1 billion of net assets, and 1.2% on the next $4 billion of Fund assets, with breakpoints continuing thereafter until reaching a level of 1% on net assets in excess of $20 billion. The Fund pays a separate 0.20% administrative fee and had net assets of approximately $333 million at December 31, 2008. To the extent economies of scale may be realized by the Manager and its affiliates, the Board believed the schedule of fees for the Fund provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               44 | Annual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

One Franklin Parkway
San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

ANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON BRIC FUND

INVESTMENT MANAGER
Templeton Asset Management Ltd.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

405 A2009 05/09


                                    (GRAPHIC)

MARCH 31, 2009

ANNUAL REPORT AND SHAREHOLDER LETTER

A series of Templeton Global Investment Trust

SIGN UP FOR EDELIVERY
Log onto FRANKLINTEMPLETON.COM and click "My Profile"

                                                                   INTERNATIONAL

                    TEMPLETON EMERGING MARKETS SMALL CAP FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT
Templeton Emerging Markets Small Cap Fund .................................    3
Performance Summary .......................................................    8
Your Fund's Expenses ......................................................   13
Financial Highlights and Statement of Investments .........................   15
Financial Statements ......................................................   23
Notes to Financial Statements .............................................   27
Report of Independent Registered Public Accounting Firm ...................   38
Tax Designation ...........................................................   39
Board Members and Officers ................................................   41
Shareholder Information ...................................................   46

Shareholder Letter

Dear Shareholder:

During the 12 months ended March 31, 2009, global financial turmoil and a high degree of uncertainty clouded prospects for the world economy. Emerging markets were not immune to the downturn. Most major equity indexes suffered double-digit losses for the reporting period, and investor uncertainty about emerging markets did not subside until close to period-end. Emerging markets, as measured by the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index, underperformed developed markets with a -46.90% total return for the year.(1)

Although the recent environment is bound to provoke great concern, we believe it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility, such as global stock markets' severe declines of 1987 and the Asian financial crisis of 1997. We remain committed to our long-term perspective and our value investment philosophy. Therefore, we view recent declines as potential opportunities to find bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reason to be optimistic about future market stabilization and recovery.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

Templeton Emerging Markets Small Cap Fund's annual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and a discussion about investment management decisions. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. As always, we encourage you to discuss your goals with your financial advisor who can address concerns about volatility and diversification, periodically review your overall portfolio and help you stay focused on the long term. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Mark Mobius

Mark Mobius
Executive Chairman
Templeton Asset Management Ltd.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        2 | Not part of the annual report

Annual Report

Templeton Emerging Markets Small Cap Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Emerging Markets Small Cap Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of small-cap companies located in emerging market countries, as defined in the Fund's prospectus.

PORTFOLIO BREAKDOWN

Based on Total Net Assets as of 3/31/09

                                   (PIE CHART)

Asia .......................................   43.9%
Europe .....................................   24.3%
Latin America & Caribbean ..................    9.7%
Middle East & Africa .......................    9.0%
North America ..............................    5.3%
Short-Term Investments & Other Net Assets ..    7.8%

This annual report for Templeton Emerging Markets Small Cap Fund covers the fiscal year ended March 31, 2009.

PERFORMANCE OVERVIEW

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

For the 12 months under review, Templeton Emerging Markets Small Cap Fund - Class A had a -56.50% cumulative total return. During the same period, the Fund underperformed the -46.90% cumulative total return of its

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 19.


                                Annual Report | 3
broad benchmark, the Morgan Stanley Capital International (MSCI) Emerging Markets (EM) Index.(1) The Fund also underperformed its narrow benchmark, the MSCI EM Small Cap Index, which had a -49.83% cumulative total return.(2) Please note that index performance information is provided for reference and that we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund's return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find more of the Fund's performance data in the Performance Summary beginning on page 8.

ECONOMIC AND MARKET OVERVIEW

Although global equities started the reporting period on a positive note, they began a downward trend in June 2008. Extreme risk aversion led to evaporation of liquidity, tight credit conditions, problems for companies with highly leveraged finance models, and high volatility in global stock markets. Stock markets, however, began to recover in March 2009 and recouped some of the losses from the earlier part of the reporting period, as investors appeared to focus more on individual companies' fundamentals and valuations. Recognizing the severity of the credit crunch, governments globally implemented fiscal stimuli to support their domestic economies and ease liquidity conditions. For the 12 months under review, however, the MSCI EM Small Cap Index was still down 49.83% in U.S. dollar terms.(2) Part of this decline was due to weakness in local currencies as the U.S. dollar benefited from funds seeking a safer haven.

Eastern European stock markets were particularly hard hit as concerns intensified about the financial state of European banks and their Eastern European subsidiaries. Asian markets outperformed their emerging markets counterparts as many countries continued to record relatively higher growth rates for substantial foreign reserves and consumer base. In Latin America, Chile's stock market was among the top performers, while Mexico underperformed due to its close economic ties with the U.S. South Africa was one of the best performing stock markets during the reporting period due to its government's stimulus

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets.

(2.) Source: (C) 2009 Morningstar. The MSCI EM Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of small-cap equities in emerging markets.

The indexes are unmanaged and include reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                                4 | Annual Report
package, lower interest rates and easing inflationary pressures. As the gateway to the African continent, South Africa, in our view, seemed to remain an attractive investment destination due to its abundant natural resources and what we considered attractively valued stocks.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term (typically five years) earnings, asset value, cash flow potential, price/earnings ratio, profit margins, liquidation value and other variables. In choosing investments, we strongly believe in on-site visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.

MANAGER'S DISCUSSION

During the review period, the largest detractors from the Fund's absolute performance included Panin Life, a major Indonesian life insurance company; EFIC (Egyptian Financial and Industrial Co.), a major phosphate fertilizer producer; and Bank of Punjab, a Pakistani commercial bank. Despite its underperformance during the period, our research led us to remain confident about Panin Life's outlook, and we sought to use the correction as an opportunity to increase our holdings in the company. We believe the company traded at attractive valuations and provided exposure to Panin Bank, which is a potential candidate for a merger or acquisition. In our view, this could unlock hidden value for shareholders. We sold the Fund's positions in EFIC and Bank of Punjab as part of an effort to focus on stocks that we believed were better positioned to benefit from developments in emerging markets. Bank of Punjab's stock underperformed during the period mainly due to Pakistan's worsening economy and the resulting rapid increase in non-performing loans, while the collapse of fertilizer demand hurt EFIC.

On a more positive note, key holdings that contributed to Fund performance in the reporting period included Selcuk Ecza Deposu, one of Turkey's largest wholesale pharmaceuticals distributors; Chongqing Machinery and Electric, the largest industrial conglomerate in western China; and Shanda Interactive Entertainment, a Chinese online game operator and publisher. We increased the Fund's holdings in Selcuk Ecza Deposu based on the company's expanding market share in Turkey's rapidly growing pharmaceuticals market. During the reporting period, we initiated a position in Chongqing Machinery and Electric because we believed the company could benefit from China's infrastructure development program. We sold the Fund's position in Shanda Interactive Entertainment because the stock reached its sale price target.

TOP 10 EQUITY HOLDINGS
3/31/09

COMPANY                                     % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                    NET ASSETS
------------------------                    ----------
Selcuk Ecza Deposu                             4.9%
   PHARMACEUTICALS, TURKEY
Pharmstandard OJSC                             4.4%
   PHARMACEUTICALS, RUSSIA
CTC Media Inc.                                 3.9%
   MEDIA, U.S.
Pinar Sut Mamulleri Sanayii AS                 3.7%
   FOOD PRODUCTS, TURKEY
Chaoda Modern Agriculture (Holdings) Ltd.      3.5%
   FOOD PRODUCTS, HONG KONG
EIPICO (Egyptian International
   Pharmaceutical Industries Co.)              3.0%
   PHARMACEUTICALS, EGYPT
Chongqing Machinery and Electric Co.
   Ltd., H                                     2.9%
   INDUSTRIAL CONGLOMERATES, CHINA
HCL Infosystems Ltd.                           2.8%
   IT SERVICES, INDIA
Sesa Goa Ltd.                                  2.7%
   METALS & MINING, INDIA
American Banknote SA                           2.5%
   COMMERCIAL SERVICES & SUPPLIES, BRAZIL


                                Annual Report | 5

It is also important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. For the 12 months ended March 31, 2009, the U.S. dollar increased in value relative to most non-U.S. currencies. As a result, the Fund's performance was negatively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure.

During the 12 months under review, we increased the Fund's investments in Russia, Brazil and Mexico. Key purchases included Pharmstandard, a major Russian pharmaceuticals company; Brazil's American Banknote, which prints secure financial- and identification-related documents such as smart cards and drivers' licenses; and Embotelladoras Arca, Latin America's second-largest Coca-Cola bottler with operations in Mexico and Argentina. In addition, we also increased the Fund's holdings in diversified metals and mining, soft drinks, and broadcasting and cable television companies. We continued to hold a positive long-term outlook on commodities-related companies. Although significantly down from their peaks, commodity prices, we believe, could trend upward over the long term partly because of the commodities' relatively inelastic supply and strong demand from emerging markets, particularly in hard commodities such as metals for infrastructure development. Based on our analysis, we also viewed consumer stocks favorably based on relatively higher per-capita income growth and continued demand for consumer goods and services in emerging markets.

We sold a number of holdings in South Korea, Egypt and Thailand during this reporting period as we raised funds for income and capital gains distribution and focused on stocks we deemed relatively more attractively valued within our investment universe. We also sold select stocks as they reached sale price targets. As a result of the sales, the Fund's investments in diversified banking, gas utilities and multi-sector companies fell. Major sales included the aforementioned EFIC; China Green, an agricultural products manufacturer; and SK Gas, a South Korean gas utility.


                                6 | Annual Report

Thank you for your continued participation in Templeton Emerging Markets Small Cap Fund. We look forward to serving your future investment needs.

(PHOTO OF MARK MOBIUS)


/s/ Mark Mobius
Mark Mobius

(PHOTO OF DENNIS LIM)


/s/ Dennis Lim
Dennis Lim

(PHOTO OF TOM WU)


/s/ Tom Wu
Tom Wu

Portfolio Management Team
Templeton Emerging Markets Small Cap Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                Annual Report | 7

Performance Summary as of 3/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table and graphs do not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TEMMX)                    CHANGE   3/31/09   3/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$6.93    $4.39     $11.32
DISTRIBUTIONS (4/1/08-3/31/09)
Dividend Income                  $0.0615
Short-Term Capital Gain          $0.4773
   TOTAL                         $0.5388

CLASS C (SYMBOL: TCEMX)                    CHANGE   3/31/09   3/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$6.91    $4.35     $11.26
DISTRIBUTIONS (4/1/08-3/31/09)
Dividend Income                  $0.0382
Short-Term Capital Gain          $0.4773
   TOTAL                         $0.5155

CLASS R (SYMBOL: N/A)                      CHANGE   3/31/09   3/31/08
---------------------                      ------   -------   -------
Net Asset Value (NAV)                      -$6.94    $4.38     $11.32
DISTRIBUTIONS (4/1/08-3/31/09)
Dividend Income                  $0.0589
Short-Term Capital Gain          $0.4773
   TOTAL                         $0.5362

ADVISOR CLASS (SYMBOL: N/A)                CHANGE   3/31/09   3/31/08
---------------------------                ------   -------   -------
Net Asset Value (NAV)                      -$6.94    $4.40     $11.34
DISTRIBUTIONS (4/1/08-3/31/09)
Dividend Income                  $0.0738
Short-Term Capital Gain          $0.4773
   TOTAL                         $0.5511


                                8 | Annual Report

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                          1-YEAR   INCEPTION (10/2/06)
-------                                         -------   -------------------
Cumulative Total Return(2)                       -56.50%         -47.68%
Average Annual Total Return(3)                   -59.00%         -24.69%
Value of $10,000 Investment(4)                  $ 4,100         $ 4,931
   Total Annual Operating Expenses(5)
      Without Waiver                    2.37%
      With Waiver                       2.15%

CLASS C                                          1-YEAR   INCEPTION (10/2/06)
-------                                         -------   -------------------
Cumulative Total Return(2)                       -56.84%         -48.60%
Average Annual Total Return(3)                   -57.23%         -23.43%
Value of $10,000 Investment(4)                  $ 4,277         $ 5,140
   Total Annual Operating Expenses(5)
      Without Waiver                    3.02%
      With Waiver                       2.80%

CLASS R                                          1-YEAR   INCEPTION (10/2/06)
-------                                         -------   -------------------
Cumulative Total Return(2)                       -56.61%         -47.96%
Average Annual Total Return(3)                   -56.61%         -23.05%
Value of $10,000 Investment(4)                  $ 4,339         $ 5,204
   Total Annual Operating Expenses(5)
      Without Waiver                    2.52%
      With Waiver                       2.30%

ADVISOR CLASS                                    1-YEAR   INCEPTION (10/2/06)
-------------                                   -------   -------------------
Cumulative Total Return(2)                       -56.37%         -47.28%
Average Annual Total Return(3)                   -56.37%         -22.65%
Value of $10,000 Investment(4)                  $ 4,363         $ 5,272
   Total Annual Operating Expenses(5)
      Without Waiver                    2.02%
      With Waiver                       1.80%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES), FOR EACH CLASS OF THE FUND DO NOT EXCEED 1.80% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 7/31/09.


                                Annual Report | 9

TOTAL RETURN INDEX COMPARISON FOR HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (10/2/06-3/31/09)

                               (PERFORMANCE GRAPH)

                                              MSCI
                 TEMPLETON        MSCI      EMERGING
             EMERGING MARKETS   EMERGING    MARKETS
             SMALL CAP FUND -    MARKETS   SMALL CAP
   DATE           CLASS A         INDEX      INDEX
----------   ----------------   --------   ---------
 10/2/2006        $ 9,425        $10,000    $10,000
10/31/2006        $ 9,566        $10,475    $10,564
11/30/2006        $10,057        $11,256    $11,478
12/31/2006        $10,309        $11,764    $11,977
 1/31/2007        $10,564        $11,642    $11,945
 2/28/2007        $10,649        $11,574    $12,267
 3/31/2007        $10,857        $12,040    $12,873
 4/30/2007        $11,301        $12,599    $13,799
 5/31/2007        $11,812        $13,226    $14,985
 6/30/2007        $12,558        $13,852    $15,651
 7/31/2007        $12,936        $14,590    $16,934
 8/31/2007        $12,248        $14,284    $16,093
 9/30/2007        $12,975        $15,863    $17,271
10/31/2007        $13,837        $17,633    $18,468
11/30/2007        $13,110        $16,384    $16,817
12/31/2007        $13,319        $16,443    $17,043
 1/31/2008        $11,656        $14,396    $14,612
 2/29/2008        $12,347        $15,464    $15,658
 3/31/2008        $11,336        $14,647    $14,670
 4/30/2008        $11,977        $15,838    $15,415
 5/31/2008        $11,666        $16,136    $15,116
 6/30/2008        $10,365        $14,529    $13,310
 7/31/2008        $ 9,954        $13,993    $13,040
 8/31/2008        $ 9,123        $12,880    $12,103
 9/30/2008        $ 7,521        $10,627    $ 9,628
10/31/2008        $ 5,247        $ 7,720    $ 6,719
11/30/2008        $ 4,757        $ 7,140    $ 6,329
12/31/2008        $ 5,279        $ 7,698    $ 7,142
 1/31/2009        $ 4,807        $ 7,204    $ 6,699
 2/28/2009        $ 4,515        $ 6,799    $ 6,446
 3/31/2009        $ 4,931        $ 7,777    $ 7,360

AVERAGE ANNUAL TOTAL RETURN

CLASS A                     3/31/09
-------                     -------
1-Year                      -59.00%
Since Inception (10/2/06)   -24.69%

CLASS C (10/2/06-3/31/09)

                               (PERFORMANCE GRAPH)

                                              MSCI
                 TEMPLETON        MSCI     EMERGING
             EMERGING MARKETS   EMERGING    MARKETS
             SMALL CAP FUND -   MARKETS    SMALL CAP
   DATE           CLASS C         INDEX      INDEX
----------   ----------------   --------   ---------
 10/2/2006        $10,000        $10,000    $10,000
10/31/2006        $10,140        $10,475    $10,564
11/30/2006        $10,660        $11,256    $11,478
12/31/2006        $10,922        $11,764    $11,977
 1/31/2007        $11,192        $11,642    $11,945
 2/28/2007        $11,282        $11,574    $12,267
 3/31/2007        $11,482        $12,040    $12,873
 4/30/2007        $11,943        $12,599    $13,799
 5/31/2007        $12,486        $13,226    $14,985
 6/30/2007        $13,267        $13,852    $15,651
 7/31/2007        $13,657        $14,590    $16,934
 8/31/2007        $12,928        $14,284    $16,093
 9/30/2007        $13,688        $15,863    $17,271
10/31/2007        $14,591        $17,633    $18,468
11/30/2007        $13,811        $16,384    $16,817
12/31/2007        $14,026        $16,443    $17,043
 1/31/2008        $12,260        $14,396    $14,612
 2/29/2008        $12,990        $15,464    $15,658
 3/31/2008        $11,911        $14,647    $14,670
 4/30/2008        $12,577        $15,838    $15,415
 5/31/2008        $12,249        $16,136    $15,116
 6/30/2008        $10,885        $14,529    $13,310
 7/31/2008        $10,440        $13,993    $13,040
 8/31/2008        $ 9,562        $12,880    $12,103
 9/30/2008        $ 7,880        $10,627    $ 9,628
10/31/2008        $ 5,490        $ 7,720    $ 6,719
11/30/2008        $ 4,972        $ 7,140    $ 6,329
12/31/2008        $ 5,519        $ 7,698    $ 7,142
 1/31/2009        $ 5,034        $ 7,204    $ 6,699
 2/28/2009        $ 4,715        $ 6,799    $ 6,446
 3/31/2009        $ 5,140        $ 7,777    $ 7,360

AVERAGE ANNUAL TOTAL RETURN

CLASS C                     3/31/09
-------                     -------
1-Year                      -57.23%
Since Inception (10/2/06)   -23.43%


                               10 | Annual Report

CLASS R (10/2/06-3/31/09)

                               (PERFORMANCE GRAPH)

                                              MSCI
                 TEMPLETON        MSCI      EMERGING
             EMERGING MARKETS   EMERGING    MARKETS
             SMALL CAP FUND -    MARKETS   SMALL CAP
   DATE           CLASS R         INDEX      INDEX
----------   ----------------   --------   ---------
 10/2/2006        $10,000        $10,000    $10,000
10/31/2006        $10,140        $10,475    $10,564
11/30/2006        $10,670        $11,256    $11,478
12/31/2006        $10,932        $11,764    $11,977
 1/31/2007        $11,212        $11,642    $11,945
 2/28/2007        $11,292        $11,574    $12,267
 3/31/2007        $11,513        $12,040    $12,873
 4/30/2007        $11,973        $12,599    $13,799
 5/31/2007        $12,530        $13,226    $14,985
 6/30/2007        $13,310        $13,852    $15,651
 7/31/2007        $13,711        $14,590    $16,934
 8/31/2007        $12,982        $14,284    $16,093
 9/30/2007        $13,752        $15,863    $17,271
10/31/2007        $14,666        $17,633    $18,468
11/30/2007        $13,896        $16,384    $16,817
12/31/2007        $14,113        $16,443    $17,043
 1/31/2008        $12,344        $14,396    $14,612
 2/29/2008        $13,075        $15,464    $15,658
 3/31/2008        $11,994        $14,647    $14,670
 4/30/2008        $12,672        $15,838    $15,415
 5/31/2008        $12,344        $16,136    $15,116
 6/30/2008        $10,967        $14,529    $13,310
 7/31/2008        $10,521        $13,993    $13,040
 8/31/2008        $ 9,642        $12,880    $12,103
 9/30/2008        $ 7,947        $10,627    $ 9,628
10/31/2008        $ 5,542        $ 7,720    $ 6,719
11/30/2008        $ 5,022        $ 7,140    $ 6,329
12/31/2008        $ 5,572        $ 7,698    $ 7,142
 1/31/2009        $ 5,085        $ 7,204    $ 6,699
 2/28/2009        $ 4,764        $ 6,799    $ 6,446
 3/31/2009        $ 5,204        $ 7,777    $ 7,360

AVERAGE ANNUAL TOTAL RETURN

CLASS R                     3/31/09
-------                     -------
1-Year                      -56.61%
Since Inception (10/2/06)   -23.05%

ADVISOR CLASS (10/2/06-3/31/09)

                               (PERFORMANCE GRAPH)

                                              MSCI
                 TEMPLETON        MSCI      EMERGING
             EMERGING MARKETS   EMERGING    MARKETS
             SMALL CAP FUND -    MARKETS   SMALL CAP
   DATE        ADVISOR CLASS      INDEX      INDEX
----------   ----------------   --------   ---------
 10/2/2006        $10,000        $10,000    $10,000
10/31/2006        $10,150        $10,475    $10,564
11/30/2006        $10,680        $11,256    $11,478
12/31/2006        $10,944        $11,764    $11,977
 1/31/2007        $11,224        $11,642    $11,945
 2/28/2007        $11,315        $11,574    $12,267
 3/31/2007        $11,535        $12,040    $12,873
 4/30/2007        $12,006        $12,599    $13,799
 5/31/2007        $12,557        $13,226    $14,985
 6/30/2007        $13,360        $13,852    $15,651
 7/31/2007        $13,761        $14,590    $16,934
 8/31/2007        $13,031        $14,284    $16,093
 9/30/2007        $13,803        $15,863    $17,271
10/31/2007        $14,729        $17,633    $18,468
11/30/2007        $13,957        $16,384    $16,817
12/31/2007        $14,184        $16,443    $17,043
 1/31/2008        $12,415        $14,396    $14,612
 2/29/2008        $13,161        $15,464    $15,658
 3/31/2008        $12,084        $14,647    $14,670
 4/30/2008        $12,766        $15,838    $15,415
 5/31/2008        $12,447        $16,136    $15,116
 6/30/2008        $11,061        $14,529    $13,310
 7/31/2008        $10,624        $13,993    $13,040
 8/31/2008        $ 9,740        $12,880    $12,103
 9/30/2008        $ 8,035        $10,627    $ 9,628
10/31/2008        $ 5,595        $ 7,720    $ 6,719
11/30/2008        $ 5,072        $ 7,140    $ 6,329
12/31/2008        $ 5,632        $ 7,698    $ 7,142
 1/31/2009        $ 5,140        $ 7,204    $ 6,699
 2/28/2009        $ 4,829        $ 6,799    $ 6,446
 3/31/2009        $ 5,272        $ 7,777    $ 7,360

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS               3/31/09
-------------               -------
1-Year                      -56.37%
Since Inception (10/2/06)   -22.65%


                               Annual Report | 11

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN EMERGING MARKET COUNTRIES INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE, LESSER LIQUIDITY AND LACK OF ESTABLISHED LEGAL, POLITICAL, BUSINESS AND SOCIAL FRAMEWORKS TO SUPPORT SECURITIES MARKETS. SMALLER-COMPANY STOCKS HAVE HISTORICALLY HAD MORE PRICE VOLATILITY THAN LARGE-COMPANY STOCKS, PARTICULARLY OVER THE SHORT TERM. BECAUSE THE FUND IS NONDIVERSIFIED AND MAY INVEST A GREATER PORTION OF ITS ASSETS IN THE SECURITIES OF ONE ISSUER THAN A DIVERSIFIED FUND, IT MAY BE MORE SENSITIVE TO ECONOMIC, BUSINESS, POLITICAL OR OTHER CHANGES AFFECTING SIMILAR ISSUERS OR SECURITIES. ALL INVESTMENTS IN THE FUND SHOULD BE THOUGHT OF AS LONG-TERM INVESTMENTS THAT COULD EXPERIENCE SIGNIFICANT PRICE VOLATILITY IN ANY GIVEN YEAR. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(6.) Source: (C) 2009 Morningstar. The MSCI EM Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global emerging markets. The MSCI EM Small Cap Index is a free float-adjusted, market capitalization-weighted index designed to measure performance of small-cap equities in emerging markets.


                               12 | Annual Report

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               Annual Report | 13

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                                                     EXPENSES PAID
                                           BEGINNING ACCOUNT   ENDING ACCOUNT        DURING PERIOD*
                                              VALUE 10/1/08     VALUE 3/31/09   ACCTUAL 10/1/08-3/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  655.70              $ 8.59
Hypothetical (5% return before expenses)         $1,000           $1,014.56              $10.45
CLASS C
Actual                                           $1,000           $  652.30              $11.70
Hypothetical (5% return before expenses)         $1,000           $1,010.77              $14.24
CLASS R
Actual                                           $1,000           $  654.80              $ 9.49
Hypothetical (5% return before expenses)         $1,000           $1,013.46              $11.55
ADVISOR CLASS
Actual                                           $1,000           $  656.10              $ 7.47
Hypothetical (5% return before expenses)         $1,000           $1,015.91              $ 9.10

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 2.08%; C: 2.84%; R:
     2.30%; and Advisor: 1.81%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                               14 | Annual Report

Templeton Global Investment Trust

FINANCIAL HIGHLIGHTS

TEMPLETON EMERGING MARKETS SMALL CAP FUND

                                                                       YEAR ENDED MARCH 31,
                                                                   ---------------------------
CLASS A                                                              2009      2008    2007(a)
-------                                                            -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................   $ 11.32   $ 11.50   $ 10.00
                                                                   -------   -------   -------
Income from investment operations(b):
   Net investment income(c) ....................................      0.13      0.17      0.09
   Net realized and unrealized gains (losses) ..................     (6.52)     0.41      1.43
                                                                   -------   -------   -------
Total from investment operations ...............................     (6.39)     0.58      1.52
                                                                   -------   -------   -------
Less distributions from:
   Net investment income .......................................     (0.06)    (0.11)    (0.02)
   Net realized gains ..........................................     (0.48)    (0.65)       --
                                                                   -------   -------   -------
Total distributions ............................................     (0.54)    (0.76)    (0.02)
                                                                   -------   -------   -------
Redemption fees(d, e) ..........................................        --        --        --
                                                                   -------   -------   -------
Net asset value, end of year ...................................   $  4.39   $ 11.32   $ 11.50
                                                                   =======   =======   =======
Total return(f) ................................................    (56.50)%    4.41%    15.19%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates and expense
   reductions ..................................................      2.51%     2.38%     2.82%
Expenses net of waiver and payments by affiliates ..............      2.09%     2.16%     2.15%
Expenses net of waiver and payments by affiliates and expense
   reductions ..................................................      2.09%     2.15%     2.15%
Net investment income ..........................................      1.71%     1.36%     1.54%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................   $26,689   $80,427   $37,774
Portfolio turnover rate ........................................     64.81%   101.77%    50.04%

(a)  For the period October 2, 2006 (commencement of operations) to March 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 15

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

                                                                       YEAR ENDED MARCH 31,
                                                                   ---------------------------
CLASS C                                                              2009      2008    2007(a)
-------                                                            -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................   $ 11.26   $ 11.46   $10.00
                                                                   -------   -------   ------
Income from investment operations(b):
   Net investment income(c) ....................................      0.08      0.09     0.04
   Net realized and unrealized gains (losses) ..................     (6.47)     0.42     1.43
                                                                   -------   -------   ------
Total from investment operations ...............................     (6.39)     0.51     1.47
                                                                   -------   -------   ------
Less distributions from:
   Net investment income .......................................     (0.04)    (0.06)   (0.01)
   Net realized gains ..........................................     (0.48)    (0.65)      --
                                                                   -------   -------   ------
Total distributions ............................................     (0.52)    (0.71)   (0.01)
                                                                   -------   -------   ------
Redemption fees(d, e) ..........................................        --        --       --
                                                                   -------   -------   ------
Net asset value, end of year ...................................   $  4.35   $ 11.26   $11.46
                                                                   =======   =======   ======
Total return(f) ................................................    (56.84)%    3.73%   14.82%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates and expense
   reductions ..................................................      3.16%     3.03%    3.47%
Expenses net of waiver and payments by affiliates ..............      2.74%     2.81%    2.80%
Expenses net of waiver and payments by affiliates and expense
   reductions ..................................................      2.74%     2.80%    2.80%
Net investment income ..........................................      1.06%     0.71%    0.89%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................   $ 8,081   $24,014   $8,196
Portfolio turnover rate ........................................     64.81%   101.77%   50.04%

(a)  For the period October 2, 2006 (commencement of operations) to March 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

                                                                       YEAR ENDED MARCH 31,
                                                                   ---------------------------
CLASS R                                                              2009      2008    2007(a)
-------                                                            -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................   $ 11.32   $ 11.50   $10.00
                                                                   -------   -------   ------
Income from investment operations(b):
   Net investment income(c) ....................................      0.11      0.16     0.06
   Net realized and unrealized gains (losses) ..................     (6.51)     0.39     1.45
                                                                   -------   -------   ------
Total from investment operations ...............................     (6.40)     0.55     1.51
                                                                   -------   -------   ------
Less distributions from:
   Net investment income .......................................     (0.06)    (0.08)   (0.01)
   Net realized gains ..........................................     (0.48)    (0.65)      --
                                                                   -------   -------   ------
Total distributions ............................................     (0.54)    (0.73)   (0.01)
                                                                   -------   -------   ------
Redemption fees(d, e) ..........................................        --        --       --
                                                                   -------   -------   ------
Net asset value, end of year ...................................   $  4.38   $ 11.32   $11.50
                                                                   =======   =======   ======
Total return(f) ................................................    (56.61)%    4.18%   15.13%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates and expense
   reductions ..................................................      2.72%     2.53%    2.97%
Expenses net of waiver and payments by affiliates ..............      2.30%     2.31%    2.30%
Expenses net of waiver and payments by affiliates and expense
   reductions ..................................................      2.30%     2.30%    2.30%
Net investment income ..........................................      1.50%     1.21%    1.39%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................   $    89   $   197   $  197
Portfolio turnover rate ........................................     64.81%   101.77%   50.04%

(a)  For the period October 2, 2006 (commencement of operations) to March 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

                                                                       YEAR ENDED MARCH 31,
                                                                   ---------------------------
ADVISOR CLASS                                                        2009      2008    2007(a)
-------------                                                      -------   -------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .............................   $ 11.34   $ 11.51   $10.00
                                                                   -------   -------   ------
Income from investment operations(b):
   Net investment income(c) ....................................      0.15      0.22     0.11
   Net realized and unrealized gains (losses) ..................     (6.54)     0.41     1.42
                                                                   -------   -------   ------
Total from investment operations ...............................     (6.39)     0.63     1.53
                                                                   -------   -------   ------
Less distributions from:
   Net investment income .......................................     (0.07)    (0.15)   (0.02)
   Net realized gains ..........................................     (0.48)    (0.65)      --
                                                                   -------   -------   ------
Total distributions ............................................     (0.55)    (0.80)   (0.02)
                                                                   -------   -------   ------
Redemption fees(d, e) ..........................................        --        --       --
                                                                   -------   -------   ------
Net asset value, end of year ...................................   $  4.40   $ 11.34   $11.51
                                                                   =======   =======   ======
Total return(f) ................................................    (56.37)%    4.76%   15.35%
RATIOS TO AVERAGE NET ASSETS(g)
Expenses before waiver and payments by affiliates and expense
   reductions ..................................................      2.22%     2.03%    2.47%
Expenses net of waiver and payments by affiliates ..............      1.80%     1.81%    1.80%
Expenses net of waiver and payments by affiliates and expense
   reductions ..................................................      1.80%     1.80%    1.80%
Net investment income ..........................................      2.00%     1.71%    1.89%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ................................   $ 1,274   $ 3,351   $1,402
Portfolio turnover rate ........................................     64.81%   101.77%   50.04%

(a)  For the period October 2, 2006 (commencement of operations) to March 31,
     2007.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Amount rounds to less than $0.01 per share.

(e)  Effective September 1, 2008, the redemption fee was eliminated.

(f)  Total return is not annualized for periods less than one year.

(g)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               18 | Annual Report

Templeton Global Investment Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2009

    TEMPLETON EMERGING MARKETS SMALL CAP FUND                                  INDUSTRY                       SHARES       VALUE
    ------------------------------------------------------  ----------------------------------------------  ----------  -----------
    COMMON STOCKS 89.6%
    BRAZIL 4.7%
    American Banknote SA .................................          Commercial Services & Supplies             209,400  $   920,836
(a) Marfrig Frigorificos e Comercio de Alimentos SA ......                   Food Products                      17,985       57,999
    Localiza Rent a Car SA ...............................                    Road & Rail                      202,500      708,030
                                                                                                                        -----------
                                                                                                                          1,686,865
                                                                                                                        -----------
    CAMBODIA 1.6%
    NagaCorp Ltd. ........................................           Hotels, Restaurants & Leisure           6,444,000      582,005
                                                                                                                        -----------
    CHINA 12.9%
(b) Beauty China Holdings Ltd. ...........................                 Personal Products                 3,073,267      272,784
(a) Chongqing Machinery and Electric Co. Ltd., H .........             Industrial Conglomerates             13,430,000    1,057,010
    Hongguo International Holdings Ltd. ..................         Textiles, Apparel & Luxury Goods          4,592,000      347,204
    Lianhua Supermarket Holdings Ltd. ....................             Food & Staples Retailing                257,000      293,129
    People's Food Holdings Ltd. ..........................                   Food Products                   2,040,000      657,221
    Shanghai Prime Machinery Co. Ltd., H .................                     Machinery                     5,496,000      581,478
(a) Sichuan Expressway Co. Ltd., H .......................           Transportation Infrastructure           1,376,000      257,430
    Sinopipe Holdings Ltd. ...............................                     Machinery                     2,699,000      141,964
    Tong Ren Tang Technologies Co. Ltd., H ...............                  Pharmaceuticals                    494,000      579,381
    Travelsky Technology Ltd., H .........................                    IT Services                       40,000       18,373
    Weiqiao Textile Co. Ltd., H ..........................         Textiles, Apparel & Luxury Goods            592,000      175,680
    Yorkey Optical International Cayman Ltd. .............           Leisure Equipment & Products            2,218,000      294,762
                                                                                                                        -----------
                                                                                                                          4,676,416
                                                                                                                        -----------
    CZECH REPUBLIC 1.3%
(a) Central European Media Enterprises Ltd., A ...........                       Media                          40,581      465,058
                                                                                                                        -----------
    EGYPT 3.8%
    Egyptian International Pharmaceutical Industries
       Co. ...............................................                  Pharmaceuticals                    244,592    1,067,105
    Paints & Chemical Industries Co. S.A.E. ..............                     Chemicals                        63,625      286,505
                                                                                                                        -----------
                                                                                                                          1,353,610
                                                                                                                        -----------
    GERMANY 0.8%
    Zhongde Waste Technology AG ..........................                     Machinery                        19,376      297,085
                                                                                                                        -----------
    HONG KONG 6.8%
    Bauhaus International (Holdings) Ltd. ................         Textiles, Apparel & Luxury Goods          2,434,000      273,220
    Chaoda Modern Agriculture (Holdings) Ltd. ............                   Food Products                   2,142,000    1,279,598
    Wasion Group Holdings Ltd. ...........................  Electronic Equipment, Instruments & Components   2,807,810      909,315
                                                                                                                        -----------
                                                                                                                          2,462,133
                                                                                                                        -----------
    HUNGARY 0.6%
    Ablon Group Ltd. .....................................       Real Estate Management & Development          223,860      107,600
    Egis Nyrt ............................................                  Pharmaceuticals                      1,862       91,268
                                                                                                                        -----------
                                                                                                                            198,868
                                                                                                                        -----------


                               Annual Report | 19

Templeton Global Investment Trust

    TEMPLETON EMERGING MARKETS SMALL CAP FUND                                  INDUSTRY                       SHARES       VALUE
    ------------------------------------------------------  ----------------------------------------------  ----------  -----------
    COMMON STOCKS (CONTINUED)
    INDIA 9.1%
    Federal Bank Ltd. ....................................                 Commercial Banks                    183,708  $   501,682
    Great Eastern Shipping Co. Ltd. ......................            Oil, Gas & Consumable Fuels              114,852      426,749
    HCL Infosystems Ltd. .................................                    IT Services                      666,121    1,001,092
    Maharashtra Seamless Ltd. ............................                  Metals & Mining                    147,336      409,056
    Sesa Goa Ltd. ........................................                  Metals & Mining                    481,360      959,008
                                                                                                                        -----------
                                                                                                                          3,297,587
                                                                                                                        -----------
    INDONESIA 3.0%
    PT Gudang Garam Tbk ..................................                      Tobacco                      1,153,000      588,724
(a) PT Panin Life Tbk ....................................                     Insurance                    87,720,000      508,632
                                                                                                                        -----------
                                                                                                                          1,097,356
                                                                                                                        -----------
    IRELAND 2.2%
(a) Dragon Oil PLC .......................................            Oil, Gas & Consumable Fuels              284,215      790,096
                                                                                                                        -----------
    ISRAEL 2.1%
(a) Taro Pharmaceutical Industries Ltd. ..................                  Pharmaceuticals                     85,100      765,900
                                                                                                                        -----------
    LATVIA 0.7%
(a) Grindeks .............................................                  Pharmaceuticals                     66,266      254,249
                                                                                                                        -----------
    LITHUANIA 0.6%
    Rokiskio Suris AB ....................................                   Food Products                     319,474      221,098
                                                                                                                        -----------
    LUXEMBOURG 0.7%
(a) Kernel Holding SA ....................................                   Food Products                      52,778      234,069
                                                                                                                        -----------
    MEXICO 2.4%
    Embotelladoras Arca SAB de CV ........................                     Beverages                       503,900      878,124
                                                                                                                        -----------
    PAKISTAN 0.8%
    Indus Motor Co. Ltd. .................................                    Automobiles                      293,237      271,634
                                                                                                                        -----------
    POLAND 1.8%
(a) AmRest Holdings NV ...................................           Hotels, Restaurants & Leisure              39,858      454,810
(a) Techmex SA ...........................................  Electronic Equipment, Instruments & Components     107,389      180,981
                                                                                                                        -----------
                                                                                                                            635,791
                                                                                                                        -----------
    RUSSIA 5.9%
    OAO TMK, GDR .........................................            Energy Equipment & Services               45,900      215,730
(a) Pharmstandard OJSC ...................................                  Pharmaceuticals                     74,505    1,592,544
(a) South-Ural Nickel Factory ............................                  Metals & Mining                        876       73,146
(a) Veropharm ............................................                  Pharmaceuticals                     21,255      265,688
                                                                                                                        -----------
                                                                                                                          2,147,108
                                                                                                                        -----------
    SOUTH AFRICA 2.3%
    Astral Foods Ltd. ....................................                   Food Products                      27,510      266,073
    Lewis Group Ltd. .....................................                 Specialty Retail                    126,393      569,289
                                                                                                                        -----------
                                                                                                                            835,362
                                                                                                                        -----------


                               20 | Annual Report

Templeton Global Investment Trust

    TEMPLETON EMERGING MARKETS SMALL CAP FUND                                  INDUSTRY                       SHARES       VALUE
    ------------------------------------------------------  ----------------------------------------------  ----------  -----------
    COMMON STOCKS (CONTINUED)
    SOUTH KOREA 8.0%
    Avista Inc. ..........................................         Textiles, Apparel & Luxury Goods            118,842  $   449,750
    Binggrae Co. Ltd. ....................................                   Food Products                      16,680      509,243
    Duzon Digital Ware Co. Ltd. ..........................                     Software                         68,487      361,861
    GS Home Shopping Inc. ................................             Internet & Catalog Retail                 8,200      304,356
    Intelligent Digital Integrated Security Co. Ltd. .....                Household Durables                    22,599      279,599
    Kangwon Land Inc. ....................................           Hotels, Restaurants & Leisure              16,390      164,013
    YBM Sisa.com Inc. ....................................           Diversified Consumer Services              92,774      641,427
    YESCO Co. Ltd. .......................................            Oil, Gas & Consumable Fuels                9,417      172,365
                                                                                                                        -----------
                                                                                                                          2,882,614
                                                                                                                        -----------
    THAILAND 2.5%
    Delta Electronics (Thailand) Public Co. Ltd., fgn. ...  Electronic Equipment, Instruments & Components   1,576,800      409,039
    Hana Microelectronics Public Co. Ltd., fgn. ..........  Electronic Equipment, Instruments & Components   1,763,500      502,223
                                                                                                                        -----------
                                                                                                                            911,262
                                                                                                                        -----------
    TURKEY 9.7%
(a) Akenerji Elektrik Uretim AS ..........................   Independent Power Producers & Energy Traders       28,257      103,792
    Pinar Sut Mamulleri Sanayii AS .......................                   Food Products                     819,791    1,332,832
    Selcuk Ecza Deposu ...................................                  Pharmaceuticals                  1,762,805    1,783,292
    Turkiye Vakiflar Bankasi T.A.O., D ...................                 Commercial Banks                    357,000      270,862
                                                                                                                        -----------
                                                                                                                          3,490,778
                                                                                                                        -----------
    UNITED STATES 5.3%
(a) China Security & Surveillance Technology Inc. ........  Electronic Equipment, Instruments & Components     131,000      503,040
(a) CTC Media Inc. .......................................                       Media                         310,158    1,414,320
                                                                                                                        -----------
                                                                                                                          1,917,360
                                                                                                                        -----------
    TOTAL COMMON STOCKS
       (COST $58,114,589) ................................                                                               32,352,428
                                                                                                                        -----------
    PREFERRED STOCKS 2.6%
    BRAZIL 1.3%
    Marcopolo SA, pfd. ...................................                     Machinery                       344,163      497,067
                                                                                                                        -----------
    CHILE 1.3%
    Embotelladora Andina SA, pfd., A .....................                     Beverages                       215,100      461,311
                                                                                                                        -----------
    TOTAL PREFERRED STOCKS
       (COST $1,246,773) .................................                                                                  958,378
                                                                                                                        -----------
    TOTAL INVESTMENTS BEFORE SHORT TERM INVESTMENTS
       (COST $59,361,362) ................................                                                               33,310,806
                                                                                                                        -----------


                               Annual Report | 21

Templeton Global Investment Trust

    TEMPLETON EMERGING MARKETS SMALL CAP FUND                                                                 SHARES       VALUE
    ------------------------------------------------------                                                  ----------  -----------
    SHORT TERM INVESTMENTS
    (COST $2,658,946) 7.4%
    MONEY MARKET FUNDS 7.4%
    UNITED STATES 7.4%
(c) Franklin Institutional Fiduciary Trust Money Market
       Portfolio, 0.13% ..................................                                                   2,658,946  $ 2,658,946
                                                                                                                        -----------
    TOTAL INVESTMENTS (COST $62,020,308) 99.6% ...........                                                               35,969,752
    OTHER ASSETS, LESS LIABILITIES 0.4% ..................                                                                  162,351
                                                                                                                        -----------
    NET ASSETS 100.0% ....................................                                                              $36,132,103
                                                                                                                        ===========

See Abreviations on page 37.

(a)  Non-income producing.

(b) Security has been deemed illiquid because it may not be able to be sold within seven days. At March 31, 2009, the aggregate value of this security was $272,784, representing 0.75% of net assets.

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Templeton Global Investment Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2009

                                                                TEMPLETON
                                                            EMERGING MARKETS
                                                             SMALL CAP FUND
                                                            ----------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers .......................     $ 59,361,362
      Cost - Sweep Money Fund (Note 7) ..................        2,658,946
                                                              ------------
      Total cost of investments .........................     $ 62,020,308
                                                              ============
      Value - Unaffiliated issuers ......................     $ 33,310,806
      Value - Sweep Money Fund (Note 7) .................        2,658,946
                                                              ------------
      Total value of investments ........................       35,969,752
   Cash .................................................          128,527
   Receivables:
      Capital shares sold ...............................          162,519
      Dividends .........................................          180,306
                                                              ------------
         Total assets ...................................       36,441,104
                                                              ------------
Liabilities:
   Payables:
      Capital shares redeemed ...........................          176,530
      Affiliates ........................................           51,177
      Custodian fees (Note 4) ...........................           21,621
      Reports to shareholders ...........................           18,663
      Unaffiliated transfer agent fees ..................           25,533
   Accrued expenses and other liabilities ...............           15,477
                                                              ------------
         Total liabilities ..............................          309,001
                                                              ------------
            Net assets, at value ........................     $ 36,132,103
                                                              ============
Net assets consist of:
   Paid-in capital ......................................     $104,511,815
   Undistributed net investment income ..................          533,099
   Net unrealized appreciation (depreciation) ...........      (26,047,032)
   Accumulated net realized gain (loss) .................      (42,865,779)
                                                              ------------
            Net assets, at value ........................     $ 36,132,103
                                                              ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 23

Templeton Global Investment Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2009

                                                                                  TEMPLETON
                                                                              EMERGING MARKETS
                                                                               SMALL CAP FUND
                                                                              ----------------
CLASS A:
   Net assets, at value ...................................................      $26,688,559
                                                                                 ===========
   Shares outstanding .....................................................        6,081,770
                                                                                 ===========
   Net asset value per share(a) ...........................................      $      4.39
                                                                                 ===========
   Maximum offering price per share (net asset value per share / 94.25%) ..      $      4.66
                                                                                 ===========
CLASS C:
   Net assets, at value ...................................................      $ 8,080,739
                                                                                 ===========
   Shares outstanding .....................................................        1,855,846
                                                                                 ===========
   Net asset value and maximum offering price per share(a) ................      $      4.35
                                                                                 ===========
CLASS R:
   Net assets, at value ...................................................      $    88,799
                                                                                 ===========
   Shares outstanding .....................................................           20,273
                                                                                 ===========
   Net asset value and maximum offering price per share ...................      $      4.38
                                                                                 ===========
ADVISOR CLASS:
   Net assets, at value ...................................................      $ 1,274,006
                                                                                 ===========
   Shares outstanding .....................................................          289,667
                                                                                 ===========
   Net asset value and maximum offering price per share ...................      $      4.40
                                                                                 ===========

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               24 | Annual Report

Templeton Global Investment Trust

STATEMENT OF OPERATIONS
for the year ended March 31, 2009

                                                                               TEMPLETON
                                                                           EMERGING MARKETS
                                                                            SMALL CAP FUND
                                                                           ----------------
Investment income:
   Dividends: (net of foreign taxes of $137,831)
      Unaffiliated issuers .............................................     $  2,537,053
      Sweep Money Fund (Note 7) ........................................           18,583
   Interest ............................................................           19,518
                                                                             ------------
         Total investment income .......................................        2,575,154
                                                                             ------------
Expenses:
   Management fees (Note 3a) ...........................................          841,955
   Administrative fees (Note 3b) .......................................          135,676
   Distribution fees: (Note 3c)
      Class A ..........................................................          146,663
      Class C ..........................................................          141,380
      Class R ..........................................................              681
   Transfer agent fees (Note 3e) .......................................          226,209
   Custodian fees (Note 4) .............................................           99,484
   Reports to shareholders .............................................           55,295
   Registration and filing fees ........................................           71,962
   Professional fees ...................................................           39,422
   Trustees' fees and expenses .........................................           15,517
   Other ...............................................................           17,480
                                                                             ------------
         Total expenses ................................................        1,791,724
         Expense reductions (Note 4) ...................................             (327)
         Expenses waived/paid by affiliates (Note 3f) ..................         (281,920)
                                                                             ------------
            Net expenses ...............................................        1,509,477
                                                                             ------------
               Net investment income ...................................        1,065,677
                                                                             ------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments (net of foreign taxes of $163) .......................      (42,635,282)
      Foreign currency transactions ....................................         (296,687)
                                                                             ------------
               Net realized gain (loss) ................................      (42,931,969)
                                                                             ------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ......................................................      (13,957,025)
      Translation of other assets and liabilities denominated in foreign
         currencies ....................................................           19,758
                                                                             ------------
               Net change in unrealized appreciation (depreciation) ....      (13,937,267)
                                                                             ------------
Net realized and unrealized gain (loss) ................................      (56,869,236)
                                                                             ------------
Net increase (decrease) in net assets resulting from operations ........     $(55,803,559)
                                                                             ============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 25

Templeton Global Investment Trust

STATEMENT OF CHANGES IN NET ASSETS

                                                                                             TEMPLETON EMERGING MARKETS
                                                                                                   SMALL CAP FUND
                                                                                                YEAR ENDED MARCH 31,
                                                                                            ---------------------------
                                                                                                2009           2008
                                                                                            ------------   ------------
Increase (decrease) in net assets:
   Operations:
      Net investment income .............................................................   $  1,065,677   $  1,146,457
      Net realized gain (loss) from investments and foreign currency transactions .......    (42,931,969)     7,783,247
      Net change in unrealized appreciation (depreciation) on investments and
         translation of other assets and liabilities denominated in foreign currencies ..    (13,937,267)   (13,845,412)
                                                                                            ------------   ------------
            Net increase (decrease) in net assets resulting from operations .............    (55,803,559)    (4,915,708)
                                                                                            ------------   ------------
   Distributions to shareholders from:
      Net investment income:
         Class A ........................................................................       (351,401)      (645,241)
         Class C ........................................................................        (69,569)       (98,321)
         Class R ........................................................................         (1,058)        (1,477)
         Advisor Class ..................................................................        (22,988)       (36,744)
      Net realized gains:
         Class A ........................................................................     (2,727,219)    (3,397,861)
         Class C ........................................................................       (869,251)    (1,065,774)
         Class R ........................................................................         (8,571)       (11,068)
         Advisor Class ..................................................................       (148,676)      (153,406)
                                                                                            ------------   ------------
   Total distributions to shareholders ..................................................     (4,198,733)    (5,409,892)
                                                                                            ------------   ------------
   Capital share transactions: (Note 2)
         Class A ........................................................................     (9,227,539)    50,106,968
         Class C ........................................................................     (2,686,882)    18,449,163
         Class R ........................................................................         15,841          3,372
         Advisor Class ..................................................................         43,326      2,182,490
                                                                                            ------------   ------------
   Total capital share transactions .....................................................    (11,855,254)    70,741,993
                                                                                            ------------   ------------
   Redemption fees ......................................................................            782          3,506
                                                                                            ------------   ------------
            Net increase (decrease) in net assets .......................................    (71,856,764)    60,419,899
Net assets:
   Beginning of year ....................................................................    107,988,867     47,568,968
                                                                                            ------------   ------------
   End of year ..........................................................................   $ 36,132,103   $107,988,867
                                                                                            ============   ============
Undistributed net investment income included in net assets:
   End of year ..........................................................................   $    533,099   $    241,010
                                                                                            ============   ============

   The accompanying notes are an integral part of these financial statements.


                               26 | Annual Report

Templeton Global Investment Trust

NOTES TO FINANCIAL STATEMENTS

TEMPLETON EMERGING MARKETS SMALL CAP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Templeton Emerging Markets Small Cap Fund
(Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                               Annual Report | 27

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME AND DEFERRED TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.


                               28 | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME AND DEFERRED TAXES (CONTINUED)

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of March 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

The Fund may be subject to a tax imposed on net realized gains on securities of certain foreign countries. The Fund records an estimated deferred tax liability for net unrealized gains on these securities in an amount that would be payable if the securities were disposed of on the valuation date.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.


                               Annual Report | 29

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

F. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

G. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2009, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                    YEAR ENDED MARCH 31,
                                   -----------------------------------------------------
                                              2009                        2008
                                   -------------------------   -------------------------
                                     SHARES        AMOUNT        SHARES        AMOUNT
                                   ----------   ------------   ----------   ------------
CLASS A SHARES:
   Shares sold .................    2,753,554   $ 21,083,638    6,415,078   $ 82,415,327
   Shares issued in reinvestment
      of distributions .........      563,954      2,498,318      257,677      3,341,128
   Shares redeemed .............   (4,342,664)   (32,809,495)  (2,850,907)   (35,649,487)
                                   ----------   ------------   ----------   ------------
   Net increase (decrease) .....   (1,025,156)  $ (9,227,539)   3,821,848   $ 50,106,968
                                   ==========   ============   ==========   ============


                               30 | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                    YEAR ENDED MARCH 31,
                                   -----------------------------------------------------
                                              2009                        2008
                                   -------------------------   -------------------------
                                     SHARES        AMOUNT        SHARES        AMOUNT
                                   ----------   ------------   ----------   ------------
CLASS C SHARES:
   Shares sold .................    1,256,985   $  7,245,361    1,980,751   $ 25,386,700
   Shares issued in reinvestment
      of distributions .........      170,470        750,067       69,210        893,850
   Shares redeemed .............   (1,703,946)   (10,682,310)    (632,498)    (7,831,387)
                                   ----------   ------------   ----------   ------------
   Net increase (decrease) .....     (276,491)  $ (2,686,882)   1,417,463   $ 18,449,163
                                   ==========   ============   ==========   ============
CLASS R SHARES:
   Shares sold .................        1,007   $      7,426        1,108   $     14,332
   Shares issued in reinvestment
      of distributions .........        2,178          9,629          959         12,236
   Shares redeemed .............         (272)        (1,214)      (1,873)       (23,196)
                                   ----------   ------------   ----------   ------------
   Net increase (decrease) .....        2,913   $     15,841          194   $      3,372
                                   ==========   ============   ==========   ============
ADVISOR CLASS SHARES:
   Shares sold .................      166,949   $  1,261,986      288,677   $  3,663,349
   Shares issued in reinvestment
      of distributions .........       35,948        159,251       12,939        166,808
   Shares redeemed .............     (208,791)    (1,377,911)    (127,810)    (1,647,667)
                                   ----------   ------------   ----------   ------------
   Net increase (decrease) .....       (5,894)  $     43,326      173,806   $  2,182,490
                                   ==========   ============   ==========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Templeton Asset Management Ltd. (TAML)                          Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       1.250%         Up to and including $1 billion
       1.200%         Over $1 billion, up to and including $5 billion
       1.150%         Over $5 billion, up to and including $10 billion
       1.100%         Over $10 billion, up to and including $15 billion
       1.050%         Over $15 billion, up to and including $20 billion
       1.000%         In excess of $20 billion


                               Annual Report | 31

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act.

On December 1, 2008, the Trust's Board of Trustees approved a modification to the Class A distribution plan, changing the form of the plan from a compensation to a reimbursement distribution plan. Under the distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. This change was effective February 1, 2009. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. Prior to February 1, 2009, under the Fund's Class A compensation distribution plan, the Fund paid Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets.

In addition, under the Fund's Class C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A .............   0.35%
Class C .............   1.00%
Class R .............   0.50%

Effective February 1, 2009, the Board of Trustees has set the current rate at 0.30% per year for Class A shares until further notice and approval by the Board.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers .....................   $27,017
Contingent deferred sales charges retained .........   $48,315


                               32 | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

E. TRANSFER AGENT FEES

For the year ended March 31, 2009, the Fund paid transfer agent fees of $226,209, of which $141,680 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and TAML have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through July 31, 2010. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After July 31, 2010, FT Services and TAML may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2009, the Fund had tax basis capital losses of $14,620,165 expiring in 2017.

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2009, the Fund deferred realized capital losses of $28,126,814.

The tax character of distributions paid during the years ended March 31, 2009 and 2008, was as follows:

                                  2009         2008
                               ----------   ----------
Distributions paid from:
   Ordinary income .........   $4,198,733   $5,323,254
   Long term capital gain ..           --       86,638
                               ----------   ----------
                               $4,198,733   $5,409,892
                               ==========   ==========


                               Annual Report | 33

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

5. INCOME TAXES (CONTINUED)

At March 31, 2009, the cost of investments, net unrealized appreciation (depreciation) and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .....................................   $ 62,139,108
                                                            ============
Unrealized appreciation .................................   $  1,063,954
Unrealized depreciation .................................    (27,233,310)
                                                            ------------
Net unrealized appreciation (depreciation) ..............   $(26,169,356)
                                                            ============
Distributable earnings - undistributed ordinary income ..   $    533,099
                                                            ============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares and foreign taxes paid on net realized gains.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, passive foreign investment company shares and foreign taxes paid on net realized gains.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2009, aggregated $42,339,620 and $55,091,765, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                               34 | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $19 of its pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statement of Operations. During the year ended March 31, 2009, the Fund did not utilize the Global Credit Facility.

10. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on April 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.


                               Annual Report | 35

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

10. FAIR VALUE MEASUREMENTS (CONTINUED)

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009, in valuing the Fund's assets carried at fair value:

                                    LEVEL 1     LEVEL 2    LEVEL 3      TOTAL
                                  -----------   -------   --------   -----------
ASSETS:
   Investments in Securities ..   $35,696,968     $--     $272,784   $35,969,752

At March 31, 2009, the reconciliation of assets in which significant unobservable inputs (Level 3) were used in determining the Fund's fair value, is as follows:

                                                                  INVESTMENTS IN
                                                                    SECURITIES
                                                                  --------------
Beginning Balance - January 1, 2009 ...........................      $     --
   Net realized gain (loss) ...................................            --
   Net change in unrealized appreciation (depreciation)........            --
   Net purchases (sales) ......................................            --
Transfers in and/or out of Level 3 ............................       272,784
                                                                     --------
Ending Balance ................................................      $272,784
                                                                     --------
Net change in unrealized appreciation (depreciation)
   attributable to assets still held at end of period .........      $     --
                                                                     ========


                               36 | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

11. NEW ACCOUNTING PRONOUNCEMENTS

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP FAS 157-4), which provides additional guidance when the volume and level of activity for the asset or liability measured at fair value have significantly decreased. Additionally, FSP FAS 157-4 amends SFAS 157, expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. The Fund is currently evaluating the impact, if any, of applying FSP FAS 157-4.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund believes applying the various provisions of SFAS 161 will not have a material impact on its financial statements.

ABBREVIATIONS

SELECTED PORTFOLIO

GDR - Global Depository Receipt


                               Annual Report | 37

Templeton Global Investment Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON EMERGING MARKETS SMALL CAP FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Emerging Markets Small Cap Fund (the "Fund") at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 20, 2009


                               38 | Annual Report

Templeton Global Investment Trust

TAX DESIGNATION (UNAUDITED)

TEMPLETON EMERGING MARKETS SMALL CAP FUND

Under Section 871(k)(2)(C) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $3,753,278 as a short term capital gain dividend for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2009.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $1,670,417 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2009. Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2009. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

Under Section 871(k)(1)(C) of the Code, the Fund designates the maximum amount allowable but no less than $8,243 as interest related dividends for purposes of the tax imposed under Section 871(a)(1)(A) of the Code for the fiscal year ended March 31, 2009.

At March 31, 2009, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on December 9, 2008, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following table provides a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class C, Class R, and Advisor Class shareholders of record.

Record Date: 12/09/08

                                                       FOREIGN
                        FOREIGN TAX      FOREIGN      QUALIFIED
                            PAID      SOURCE INCOME   DIVIDENDS
CLASS                    PER SHARE      PER SHARE     PER SHARE
-----                   -----------   -------------   ---------
Class A .............     $0.0560        $0.3316       $0.2270
Class C .............     $0.0560        $0.3102       $0.2124
Class R .............     $0.0560        $0.3262       $0.2231
Advisor Class .......     $0.0560        $0.3436       $0.2352


                               Annual Report | 39

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2009, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2008. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2008 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax bracket). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               40 | Annual Report

Templeton Global Investment Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION         TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------   --------------   -----------------   -----------------------   ------------------------------------
HARRIS J. ASHTON (1932)          Trustee          Since 1994          136                       Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ANN TORRE BATES (1958)           Trustee          Since 2008          30                        SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                                                                          Allied Capital Corporation
Suite 2100                                                                                      (financial services).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

FRANK J. CROTHERS (1944)         Trustee          Since 2001          23                        Fortis, Inc. (utility holding
500 East Broward Blvd.                                                                          company), Victory Nickel Inc.
Suite 2100                                                                                      (mineral exploration) and ABACO
Fort Lauderdale, FL 33394-3091                                                                  Markets Limited (retail
                                                                                                distributors.)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Vice Chairman, Caribbean Utilities Company, Ltd. and director of various other private business and nonprofit organizations.

EDITH E. HOLIDAY (1952)          Lead             Trustee since       136                       Hess Corporation (exploration and
500 East Broward Blvd.           Independent      1996 and Lead                                 refining of oil and gas), H.J. Heinz
Suite 2100                       Trustee          Independent                                   Company (processed foods and allied
Fort Lauderdale, FL 33394-3091                    Trustee since                                 products), RTI International Metals,
                                                  2007                                          Inc. (manufacture and distribution
                                                                                                of titanium), Canadian National
                                                                                                Railway (railroad) and White
                                                                                                Mountains Insurance Group, Ltd.
                                                                                                (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               Annual Report | 41

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION         TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------   --------------   -----------------   -----------------------   ------------------------------------
DAVID W. NIEMIEC (1949)          Trustee          Since 2006          23                        Emeritus Corporation (assisted
500 East Broward Blvd.                                                                          living) and OSI Pharmaceuticals,
Suite 2100                                                                                      Inc. (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg
Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief
Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)            Trustee          Since 2003          136                       Hess Corporation (exploration and
500 East Broward Blvd.                                                                          refining of oil and gas) and
Suite 2100                                                                                      Sentient Jet (private jet service).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee          Since 2006          143                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS     Trustee          Since 2001          23                        None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

ROBERT E. WADE (1946)            Trustee          Since 2006          37                        El Oro Ltd. (investments).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired, former practicing attorney.


                               42 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION         TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------   --------------   -----------------   -----------------------   ------------------------------------
**CHARLES B. JOHNSON (1933)      Trustee,         Trustee and Vice    136                       None
One Franklin Parkway             Chairman of      President since
San Mateo, CA 94403-1906         the Board and    1994 and Chairman
                                 Vice President   of the Board
                                                  since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

**GREGORY E. JOHNSON (1961)      Trustee          Since 2006          90                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief            Chief Compliance    Not Applicable            Not Applicable
One Franklin Parkway             Compliance       Officer since
San Mateo, CA 94403-1906         Officer and      2004 and Vice
                                 Vice President   President - AML
                                 - AML            Compliance since
                                 Compliance       2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)        Chief            Since March 2009    Not Applicable            Not Applicable
One Franklin Parkway             Executive
San Mateo, CA 94403-1906         Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

EDWARD L. GEARY (1962)           Vice President   Since March 2009    Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; director of some of the other subsidiaries of Franklin Resources, Inc.; and
officer of 46 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 43

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION         TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------   --------------   -----------------   -----------------------   ------------------------------------
ALIYA S. GORDON (1973)           Vice President   Since March 2009    Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)             Vice President   Since 2000          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    Vice President   Since 1994          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

MARK H. OTANI (1968)             Treasurer,       Since March 2009    Not Applicable            Not Applicable
One Franklin Parkway             Chief
San Mateo, CA 94403-1906         Financial
                                 Officer and
                                 Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in
Franklin Templeton Investments.

ROBERT C. ROSSELOT (1960)        Secretary        Since 2004          Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 14 of the investment companies in Franklin Templeton Investments.


                               44 | Annual Report

                                                                      NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                   LENGTH OF        FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION         TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------   --------------   -----------------   -----------------------   ------------------------------------
CRAIG S. TYLE (1960)             Vice President   Since 2005          Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory
     E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC., AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 45

Templeton Global Investment Trust

SHAREHOLDER INFORMATION

TEMPLETON EMERGING MARKETS SMALL CAP FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 24, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton Emerging Markets Small Cap Fund, one of the separate funds comprising the Templeton Global Investment Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and


                               46 | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and the high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among other things, management's efforts in establishing a $725 million global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented


                               Annual Report | 47

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.

INVESTMENT PERFORMANCE. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewals. The Lipper report for Templeton Emerging Markets Small Cap Fund showed total return of its Class A shares during 2008 and 2007 (the Fund's first two full years of operation) in comparison to a Lipper performance universe consisting of all retail and institutional emerging markets funds. The Lipper report showed the Fund's total return to be in the fifth or lowest performing quintile of such universe. The Board did not believe such performance to be particularly meaningful in view of the Fund's limited period of operations so as to warrant any change in investment strategy or portfolio management.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from the Fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report for Templeton Emerging Markets Small Cap Fund showed its contractual investment management fee rate to be the second highest in its 13-member expense group, being 37 basis points above the group median, and its actual total expense rate to be the third highest in such group, being 26 basis points above the group median. In discussing the acceptability of such fees and expenses, management pointed out that they reflected factors relating to the operation of the Fund, such as depth of the manager's physical presence and coverage in emerging markets geographical areas, the quality and experience of its portfolio managers and research staff, and the nature of the disciplined value investment approach followed for the Fund. It was also noted that the expenses of Templeton Emerging Markets Small Cap Fund had been subsidized by management.


                               48 | Annual Report

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to each of the individual funds during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.


                               Annual Report | 49

Templeton Global Investment Trust

TEMPLETON EMERGING MARKETS SMALL CAP FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. At its December 31, 2008 net asset level of approximately $40 million, the Board believed no economies of scale were realized for Templeton Emerging Markets Small Cap Fund whose expenses were subsidized by management.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               50 | Annual Report

                      This page intentionally left blank.

                      This page intentionally left blank.

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL

Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM

California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC

Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto FRANKLINTEMPLETON.COM and click "My Profile"

ANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON EMERGING MARKETS SMALL CAP FUND

INVESTMENT MANAGER
Templeton Asset Management Ltd.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

426 A2009 05/09


MARCH 31, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Global Investment Trust

SIGN UP FOR EDELIVERY
Log onto FRANKLINTEMPLETON.COM
and click "My Profile"

                             TEMPLETON INCOME FUND

                                    (GRAPHIC)

                                                                          HYBRID

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      Franklin - TEMPLETON - Mutual Series

Franklin Templeton Investments

GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--
                            Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and
                            staying true to the unique investment disciplines
                            that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund. Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and
                            adhere to different investment approaches, Franklin,
                            Templeton and Mutual Series funds typically have
                            distinct portfolios. That's why our funds can be
                            used to build truly diversified allocation plans
                            covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to
                            consistently provide investors with exceptional
                            risk-adjusted returns over the long term, as well as
                            the reliable, accurate and personal service that has
                            helped us become one of the most trusted names in
                            financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                    (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER ........................................................    1

ANNUAL REPORT
Templeton Income Fund .....................................................    3
Performance Summary .......................................................   13
Your Fund's Expenses ......................................................   18
Financial Highlights and  Statement of Investments ........................   20
Financial Statements ......................................................   39
Notes to Financial Statements .............................................   43
Report of Independent Registered Public Accounting Firm ...................   60
Tax Designation ...........................................................   61
Board Members and Officers ................................................   63
Shareholder Information ...................................................   68

Shareholder Letter

Dear Shareholder:

During the 12 months ended March 31, 2009, world economies entered into a significant slowdown spawned by the U.S. housing and credit market crises. Despite coordinated efforts by many governments to address these problems, severe economic conditions and a high degree of uncertainty fueled market volatility. Most major equity indexes suffered double-digit losses for the reporting period. Although this difficult environment is bound to provoke great concern, we believe it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility, including the global stock markets' severe declines of 1987 and the bursting of the technology bubble in 2000. We remain committed to our long-term perspective and our disciplined investment philosophy. Therefore, we view recent declines as potential opportunities to find bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reason to be optimistic about future market stabilization and recovery.

Templeton Income Fund's annual report goes into greater detail about prevailing conditions during the period under review. In addition, the portfolio managers discuss investment management decisions and Fund performance for the period. You will also find performance data and financial information. Please remember that all securities markets fluctuate, as do mutual fund share prices.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

If you would like more frequent updates, FRANKLINTEMPLETON.COM provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. We continue to recommend investors consult their financial advisors and review their portfolios to design a long-term strategy and portfolio allocation that meet their individual needs, goals and risk tolerance. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Gary P. Motyl
Gary P. Motyl, CFA
President and Chief Executive Officer - Investment Management
Templeton Global Investment Trust

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                        2 | Not part of the annual report

Annual Report

Templeton Income Fund

YOUR FUND'S GOALS AND MAIN INVESTMENTS: Templeton Income Fund seeks to generate current income while maintaining prospects for capital appreciation. Under normal market conditions, the Fund will invest in a diversified portfolio of debt and equity securities worldwide. The Fund's equity component will generally be composed of stocks that offer or could offer attractive dividend yields. The Fund's global fixed income component will primarily consist of developed and developing country government and agency bonds and investment-grade and below investment-grade corporate debt securities.

ASSET ALLOCATION
Based on Total Net Assets as of 3/31/09

                                   (PIE CHART)

Fixed Income ..................................   51.8%
Equity ........................................   33.2%
Short-Term Investments & Other Net Assets .....   15.0%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

This annual report for Templeton Income Fund covers the fiscal year ended March 31, 2009.

PERFORMANCE OVERVIEW

Templeton Income Fund - Class A had a -22.00% cumulative total return for the fiscal year ended March 31, 2009. The Fund performed better than its equity benchmark, the Morgan Stanley Capital International (MSCI) All Country (AC) World Index, which had a -42.74% total return, and underperformed its fixed income benchmark, the Barclays Capital (BC) Multiverse

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 24.


                                Annual Report | 3

Index, which had a -5.39% total return, for the same period.(1) You can find more of the Fund's performance data in the Performance Summary beginning on page 13.

ECONOMIC AND MARKET OVERVIEW

The 12 months under review encompassed one of the most challenging periods in decades for the global economy and financial markets. The series of economic and financial shocks culminated in a systemic failure of U.S. financial institutions and led to an intensified worldwide financial crisis. Rising uncertainty and risk aversion negatively impacted global capital flows with severe effects for global demand and trade and contributed to a series of bank bailouts in the U.S. and Europe. Global central banks reacted with aggressive interest rate reductions, and in some cases, moved toward unconventional monetary easing measures to increase liquidity by expanding central bank balance sheets.

The commodity price-driven inflation shock from early 2008 unwound as global economic growth and asset prices deteriorated sharply. Lower inflation provided central banks worldwide with significant scope for reducing interest rates. During the period, the U.S. Federal Reserve Board (Fed) cut the federal funds target rate 200 basis points (bps; 100 bps equal one percentage point) to a range of 0.00%-0.25% and initiated an asset purchase program. While U.S. economic growth slowed in the fourth quarter of 2008 at a -0.8% rate year-over-year, job shedding and business spending retrenchment further weakened economic activity into 2009. The unemployment rate rose from 5.1% to 8.5% during the year.(2) Eurozone economic activity weakened even more abruptly than in the U.S., contracting 1.3% year-over-year in the fourth quarter of 2008, as deleveraging's impact on investment activity contributed to a deepening recession.(3) Although the European Central Bank (ECB) began the year with an interest rate hike to counter inflationary pressure from high commodity prices, it consequently cut interest rates a total of 250 bps to 1.50% and significantly stepped up liquidity operations to aid the banking sector. The past year, in our view, illustrated the difference between the Fed's dual mandate of promoting growth while fighting inflation, and the ECB's sole focus on inflation as the latter initially resisted quantitative easing despite the dire economic outlook. In

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The BC Multiverse Index provides a broad-based measure of the global fixed income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index and captures investment-grade and high yield securities in all eligible currencies. The indexes are unmanaged and include reinvestment of any income or distributions. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.

(2.) Source: Bureau of Labor Statistics.

(3.) Source: Eurostat.


                                4 | Annual Report

Asia, the Bank of Japan cut interest rates 40 bps to 0.10%, and the People's Bank of China cut 216 bps to 5.31%. Although Asia's economic growth slowed during the period, hampered by declining global trade, it was notably less severe than in the U.S. or Europe. For instance, China registered 6.8% economic growth year-over-year in fourth quarter 2008.(4) The world's largest economies also complemented central bank measures with large fiscal stimulus packages to address the crisis. In particular, China proposed fiscal measures for the next two years worth about 12% of estimated 2009 gross domestic product to cushion the declines in investment activity and labor demand.(5)

Overall, equity markets suffered severely during the period under review, with European markets particularly weak. Companies that exhibited strong balance sheets and secure earnings and dividends in the health care, consumer staples and telecommunications sectors performed far better than those in the financials, materials and industrials sectors that were more directly affected by the downturn.

INVESTMENT STRATEGY

We search for undervalued or out-of-favor debt and equity securities and for equity securities offering current income. When searching for debt securities, we perform an independent analysis of the securities being considered for the Fund's portfolio, rather than relying principally on their ratings assigned by rating agencies. Among factors we consider are a company's experience and managerial strength; responsiveness to change in interest rates and business conditions; debt maturity schedules and borrowing requirements; a company's changing financial condition and market recognition of the change; and a security's relative value based on such factors as anticipated cash flow, interest or dividend coverage, asset coverage, and earnings prospects. We may hedge currencies for fixed income securities, depending on valuations.

When searching for equity securities, we use a bottom-up, value-oriented, long-term approach, focusing on the market price of a security relative to our evaluation of the company's long-term earnings, asset value and cash flow potential, as reflected by various metrics, including the company's price/earnings ratio, price/earnings flow ratio, price/book value and discounted cash flow. Because this is a global fund, we analyze global economic trends to identify global macro trends (for example, regions with strong economic growth), and evaluate market inefficiencies to identify investment opportunities stemming from market mispricings.

(4.) Source: National Bureau of Statistics (China).

(5.) Source: International Monetary Fund.


                                Annual Report | 5

GEOGRAPHIC BREAKDOWN
Based on Total Net Assets as of 3/31/09

                                   (BAR CHART)

U.S.                                        26.5%
U.K                                          6.7%
France                                       5.9%
Brazil                                       5.8%
Mexico                                       5.4%
South Korea                                  4.5%
Indonesia                                    2.8%
Australia                                    2.4%
Netherlands                                  2.3%
Taiwan                                       2.1%
Other                                       20.6%
Short-Term Investments & Other Net Assets   15.0%

MANAGER'S DISCUSSION

In an environment where nearly all investible asset classes in regions around the world were negatively impacted, Templeton Income Fund employed its asset allocation strategy in an attempt to limit investor losses. The Fund's decline was approximately half of the global stock market's as measured by the MSCI AC World Index. Although absolute losses are always disappointing, the Fund's fixed income and equity components performed better than their respective indexes during the period, and overall performance helped shield investors from a significant amount of the market decline. Thus, the Fund largely maintained its capital preservation ability given the severity of the market downturn. We believe that a well-managed, mixed-asset, equity/income fund is an important investment tool for investors seeking to limit losses in the event of market weakness and retain upside exposure to potentially benefit from an eventual market recovery.

Extreme financial market volatility caused us to lower the Fund's equity allocation and increase its fixed income weighting over the course of the year. Such flexibility is an advantage for Templeton Income Fund shareholders. Despite enticingly low valuations in equity markets, the Fund's mandate for income and capital preservation drove us to seek less volatile returns in various fixed income instruments with what we considered equally compelling valuations. Due to the global financial crisis, fixed income markets were subjected to valuation distortions similar to those in equity markets. At the beginning of the reporting period, many opportunities arose in emerging markets like Mexico and South Korea, where strong currencies and high interest rates did not reflect balance sheet strains, political tensions and the imminent need for interest rate cuts. Such imbalances appeared to artificially depress certain sovereign bond prices, creating what we considered value opportunities in the government debt market. Similarly, historically wide spreads between investment-grade and high yield corporate bonds also seemed to offer potentially attractive long-term opportunities.

EQUITY

European equity markets fell the most during the period. Despite the Fund's overweighted position in Europe, stock selection helped performance relative to the MSCI AC World Index. Our overweighted allocation and stock selection in Asian stocks also boosted relative returns. Conversely, our underweighted position and stock selection in the U.S. detracted from relative Fund performance. Currency fluctuations created headwinds for U.S. dollar-based investors in foreign assets (particularly European securities) as weakening foreign currencies were ultimately worth less when translated back into U.S. dollars. As a result, the Fund's performance for the equity portion was negatively affected by the portfolio's investments primarily in equity securities


                                6 | Annual Report
with non-U.S. currency exposure. Although returns during the 12-month period were uniformly negative, certain sectors fared better than others, with defensive sectors generally limiting losses relative to more economically sensitive sectors. This benefited the Fund because the large-cap, dividend-paying stocks that the Fund invests in typically have been among the equity market's most defensive. We believe these companies' size and ability to make consistent payouts to investors is generally indicative of balance sheet strength and management's prioritization of shareholder interests, which may be protective factors during a market downturn.

On an absolute basis, the Fund's utilities, consumer staples and health care sectors were among the top performers.(6) Health care is considered a traditionally defensive sector as medical spending is generally nondiscretionary and relatively immune to economic cycles. We believe pharmaceutical share prices reflected commonly held concerns about generic competition, patent expirations, low research and development productivity and high costs. We liked several pharmaceutical companies for what we considered their low financial leverage, high free cash flow and dividend yields, significant self-help potential and positive demographic trends. Our overweighted health care position benefited relative performance during the period. New York-based pharmaceuticals company Bristol-Myers Squibb was one of the Fund's biggest contributors to absolute performance. The stock recently traded at its lowest book value multiple in two decades while offering, in our analysis, an impressive dividend yield and significant cash reserves. Furthermore, the company's new drug pipeline raised discussions as a potential acquisition target while industry consolidation continued.

In recent years, we believe the telecommunication services and information technology sectors have begun to complement their traditional growth profiles by also offering attractive defensive characteristics.(7) During the period under review, both sectors performed better than the index. Telecommunication services contributed strongly to relative performance. Egyptian Mobile Services and Telefonos de Mexico (not an index component; sold by period-end) were notable absolute and relative contributors. Telecommunications is now a mature industry offering stable revenue streams and high dividend yields, and the sector's high free cash-flow yields suggested, in our view, that the market

(6.) The utilities sector comprises electric utilities, gas utilities, independent power producers and energy traders, and multi-utilities in the SOI. The consumer staples sector comprises food and staples retailing, food products, household durables, and tobacco in the SOI. The health care sector comprises health care equipment and supplies, health care providers and services, and pharmaceuticals in the SOI.

(7.) The telecommunication services sector comprises diversified telecommunication services and wireless telecommunication services in the SOI. The information technology sector comprises communications equipment; computers and peripherals; electronic equipment, instruments and components; IT services; semiconductors and semiconductor equipment; and software in the SOI.


                                Annual Report | 7

TOP 5 EQUITY HOLDINGS
3/31/09

COMPANY                                                % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                               NET ASSETS
------------------------                               ----------
Vodafone Group PLC                                        1.3%
   WIRELESS TELECOMMUNICATION SERVICES, U.K.
United Parcel Service Inc., B                             1.2%
   AIR FREIGHT & LOGISTICS, U.S.
Singapore Telecommunications Ltd.                         1.2%
   DIVERSIFIED TELECOMMUNICATION SERVICES, SINGAPORE
Compal Electronics Inc.                                   1.1%
   COMPUTERS & PERIPHERALS, TAIWAN
Merck & Co. Inc.                                          1.1%
   PHARMACEUTICALS, U.S.

has overestimated the elasticity of demand for telecommunication services. Technology stocks also seem well positioned as technology companies generally featured what we considered clean balance sheets and high free cash-flow yields, which we believe are important characteristics in weak business cycles and restrictive credit environments. Technology began to outperform the broader market recently -- a trend we think could prove sustainable as business managers look toward technology to realize operating efficiencies. In our analysis, the sector's dividend yields were not particularly generous, and so we remained slightly underweighted compared with the index. Nevertheless the information technology sector contributed to our relative performance during the period.

The consumer discretionary sector also benefited relative performance during the year under review.(8) Consumer discretionary companies boasted healthy balance sheets and strong cash-generating abilities, in our opinion, but traded at what we considered trough multiples, a combination associated with value stocks. Consumer stocks were among the first negatively impacted by the economic recession as confidence plummeted and spenders retrenched. However, following past downturns, these stocks historically have been among the first to anticipate a recovery. Industrials stocks also suffered from economic retrenchment as the global slowdown moderated demand for costly infrastructure items and punished stocks perceived to have economically sensitive revenue streams.(9) Although absolute returns were negative, the Fund's stock selection in industrials benefited relative returns.

Financials stocks were the biggest detractors to the Fund's absolute and relative performance.(10) Although we have held an underweighted financials sector allocation since well before the credit crisis, the Fund's income mandate warranted higher exposure to a sector that has traditionally offered some of the market's highest yields. Half of the period's 10 biggest detractors were financials stocks, including European banking conglomerate ING Groep. ING posted a loss tied to asset write-downs, which required a bailout from the Dutch government. Materials stocks also had significant losses, but stock selection and an underweighted position contributed to relative Fund performance.(11)

(8.) The consumer discretionary sector comprises auto components; automobiles;
     diversified consumer services; hotels, restaurants and leisure; household durables; media; multiline retail; specialty retail; and textiles, apparel and luxury goods in the SOI.

(9.) The industrials sector comprises aerospace and defense, air freight and logistics, airlines, building products, commercial services and supplies, construction and engineering, electrical equipment, industrial conglomerates, machinery, trading companies and distributors, and transportation infrastructure in the SOI.

(10.) The financials sector comprises capital markets, commercial banks, consumer finance, diversified financial services, insurance, real estate investment trusts, and real estate management and development in the SOI.

(11.) The materials sector comprises chemicals, construction and engineering, containers and packaging, metals and mining, and paper and forest products in the SOI.


                                8 | Annual Report

One trend we think worth mentioning was the sharp rally of financials and materials stocks toward the end of the reporting period. In our opinion, this was a reflexive rally prompted by heavy attrition, temptingly low valuations and aggressive intervention, and not by a visible or imminent fundamental recovery in these industries. We were reminded of the quick and violent rallies that briefly resurrected technology and telecommunications stocks in the aftermath of the technology, media and telecommunications (TMT) bubble. We believe the stocks that could ultimately galvanize the next enduring bull market would instead hail from cyclically depressed, fundamentally sound sectors, as they did in the post-TMT bubble recovery. In that case, those sectors were materials, energy and industrials. We believe that among the better performers in this cycle could be telecommunication services, consumer discretionary and health care, which were our three biggest overweighted allocations on average during the Fund's fiscal year.

Consistent with the Fund's income mandate, we seek out stocks that have what we believe are high sustainable dividend yields and future growth rates at low achievable valuations. Our focus on sustainable yields helps ensure that strong fundamentals are a critical component of our stock-picking criteria. Thus, we think the equities that constitute our portfolio could prove resilient in a downturn and well positioned for an eventual recovery. In recent decades, more than 70% of global equities' total returns have come from dividend income and reinvested dividends. In our opinion, investors positioned for income are also well positioned for better long-term returns. We believe the Fund's income stability and growth potential make it well suited if the current bear market turns around.

FIXED INCOME

The global backdrop of weak economic growth, disinflation and monetary easing was positive for developed global bond markets. However, increased risk aversion accompanied this environment, negatively impacting government bond yields in some non-developed markets. The Fund's performance during the year reflected this divergence in the government bond market as our overall interest rate strategy contributed to the Fund's return but our underweighted position in developed market Treasuries and overweighted corporate exposure detracted on a relative basis. Although the Fund held exposure to eurozone government bonds, its underweighted position hampered performance relative to the BC Multiverse Index as German long-term bond yields fell during the period. Additionally, our lack of exposure to U.S. government bonds hurt the Fund as their long-term yields also fell. We continued to find other global bond markets more attractive than the U.S.'s given

TOP 5 BOND HOLDINGS
3/31/09

                                    % OF TOTAL
ISSUER                              NET ASSETS
------                              ----------
Government of Mexico                   5.4%
Nota Do Tesouro Nacional (Brazil)      5.3%
Korea Treasury Bond                    4.0%
Government of Indonesia                2.8%
Government of France                   2.1%


                               Annual Report | 9

WHAT IS DURATION?

Duration is a measure of a bond's price sensitivity to interest rate changes. In general, a portfolio of securities with a lower duration can be expected to be less sensitive to interest rate changes than a portfolio with a higher duration.

our assessment of prospects for economic recoupling of these economies to translate into increased monetary easing. Our strategy paid off in the second half of the year as, lagging the rally in U.S. Treasuries, yields fell around the world as economic prospects darkened and markets began to price in interest rate cuts. For example, while the U.S. cut interest rates 200 bps during the period, effectively reaching the limits of using interest rates as a monetary tool, Mexico cut 150 bps to 6.75% from the peak reached during the year, Indonesia cut 175 bps to 7.75% from its peak, and Brazil cut 250 bps to 11.25%. We believed these rates were still high and weaker economies may lead to further cuts going forward. Other duration positions that supported Fund performance were Chile, where the central bank cut 400 bps to 2.25% during the year, and South Korea, where rates were brought down 300 bps to 2.00%. We used this period of heightened volatility and forced selling to add to positions where we believed yields were dislocated from fundamentals. Despite the weak global growth environment and significant financial sector deleveraging that reduced inflation risk over the near term, we remained cautious toward the U.S. government bond market. We considered it a less attractive interest rate opportunity, and we remained concerned about the magnitude of fiscal easing, monetary measures and unwinding of global imbalances that could potentially reduce foreign participation in the U.S. market over the medium term.

Heightened uncertainty during the reporting period benefited the U.S. dollar, which appreciated 17.32% against its major trading partners.(12) We viewed the U.S. dollar's recent strength as largely due to the global deleveraging process, which increased demand for the dollar, rather than fundamental U.S. economic strength. Although the Fund benefited from its slightly overweighted U.S. dollar position relative to the benchmark index, we actively managed the position and scaled down exposure to increase room for currencies that weakened sharply and, in our assessment, overshot fundamental value. We believed recent developments may not be conducive to the U.S. dollar's longer-term strength given the Fed's aggressive money supply expansion, the largest planned fiscal deficit since World War II, the trend toward partially nationalizing many U.S. financial institutions, and foreigners' decreased interest in holding as many U.S. assets as they had in the past. Although recent fiscal and monetary actions have prevented a collapse of the U.S. banking system and are crucial policy steps in dealing with the crisis, we believed they could have longer-term consequences such as higher taxes, lower growth, potential longer-term inflationary risks and a weaker U.S. dollar.

(12.) Source: Federal Reserve H10 Report.


                               10 | Annual Report

Although a recessionary environment and financial distress were broadly felt across most countries, we sought to position the Fund for relative instead of absolute conditions as drivers of currency valuations. As a result, we positioned for Asian currencies' appreciation against those of highly leveraged developed countries that may have benefited from increased risk aversion but whose fundamentals were weak, specifically the U.S. dollar and the euro. Asian economic growth slowed, but less so than in the U.S. or Europe. We also believed that Asia's more limited financial and economic vulnerabilities could support currency performance over the medium term. The region has demonstrated its ability to generate positive current account surpluses despite declining exports. Additionally, Asian corporate and banking systems were less leveraged going into this crisis, partly a legacy of the late 1990s' financial crisis. Our strategy generated mixed results as most of our Asian currency exposure performed well but the Malaysian ringgit and Indonesian rupiah depreciated 12.26% and 20.34% against the U.S. dollar.(13) In addition, we held a significant Japanese yen position, which benefited from deleveraging and helped offset volatility realized in other parts of the portfolio. The Japanese yen rose 20.27% against the euro and 0.77% against the U.S. dollar during the year.(13)

The deepening European recession was complicated by the scale of leverage in the banking and corporate sectors. Additionally, the European Monetary Union's constraints limited policy responses. Overall, the Fund benefited from its net negative position in the euro, which declined 16.21% against the U.S. dollar.(13) Exposure to other European currencies detracted, however, due to increased concerns of a hard landing in eastern Europe given the region's dependence on capital flows amid deleveraging. There was insufficient differentiation among currencies during the period given vast fundamental differences among countries across the region. Against the euro, the Polish zloty fell 24.79% and the Swedish krona fell 14.40%.(13)

Lastly, the Fund sought to capitalize on widening credit spreads by selectively adding exposure during the year to corporate, sovereign and municipal bonds. However, broad-based risk aversion led to the underperformance of most of these asset classes. Despite this, the Fund used market volatility from increased uncertainty and forced selling to build positions where we believed default risk offered value.

WHAT IS A CURRENT ACCOUNT?

A current account is that part of the balance of payments where all of one country's international transactions in goods and services are recorded.

WHAT IS BALANCE OF PAYMENTS?

Balance of payments is a record of all of a country's exports and imports of goods and services, borrowing and lending with the rest of the world during a particular time period. It helps a country evaluate its competitive strengths and weaknesses and forecast the strength of its currency.

(13.) Source: Exshare (via Compustat via Factset).


                               Annual Report | 11

Thank you for your continued participation in Templeton Income Fund. We look forward to serving your future investment needs.

(PHOTO OF LISA F. MYERS)


/s/ Lisa F. Myers
Lisa F. Myers, J.D., CFA


(PHOTO OF MICHAEL HASENSTAB)


/s/ Michael Hasenstab
Michael Hasenstab, Ph.D.

Cindy L. Sweeting, CFA
Christopher J. Molumphy, CFA

Portfolio Management Team
Templeton Income Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                               12 | Annual Report

Performance Summary as of 3/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE AND DISTRIBUTION INFORMATION

CLASS A (SYMBOL: TINCX)                    CHANGE   3/31/09   3/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.86    $2.01     $2.87
DISTRIBUTIONS (4/1/08-3/31/09)
Dividend Income                  $0.2381

CLASS C (SYMBOL: TCINX)                    CHANGE   3/31/09   3/31/08
-----------------------                    ------   -------   -------
Net Asset Value (NAV)                      -$0.86    $2.01     $2.87
DISTRIBUTIONS (4/1/08-3/31/09)
Dividend Income                  $0.2283

CLASS R (SYMBOL: N/A)                      CHANGE   3/31/09   3/31/08
---------------------                      ------   -------   -------
Net Asset Value (NAV)                      -$0.87    $2.01     $2.88
DISTRIBUTIONS (4/1/08-3/31/09)
Dividend Income                  $0.2323

ADVISOR CLASS (SYMBOL: TZINX)              CHANGE   3/31/09   3/31/08
-----------------------------              ------   -------   -------
Net Asset Value (NAV)                      -$0.86    $2.02     $2.88
DISTRIBUTIONS (4/1/08-3/31/09)
Dividend Income                  $0.2445


                               Annual Report | 13

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AVERAGE ANNUAL TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 4.25% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

                                                                     INCEPTION
CLASS A                                            1-YEAR   3-YEAR    (7/1/05)
-------                                           -------   ------   ---------
Cumulative Total Return(2)                         -22.00%   -7.59%    +0.81%
Average Annual Total Return(3)                     -25.38%   -4.02%    -0.93%
Value of $10,000 Investment(4)                    $ 7,462   $8,843    $9,656
   Distribution Rate(5)                    3.52%
   30-Day Standardized Yield(6)            7.66%
   Total Annual Operating Expenses(7)
      Without Waiver                       1.27%
      With Waiver                          1.22%

                                                                     INCEPTION
CLASS C                                            1-YEAR   3-YEAR    (7/1/05)
-------                                           -------   ------   ---------
Cumulative Total Return(2)                         -22.31%   -8.60%    -0.47%
Average Annual Total Return(3)                     -23.01%   -2.95%    -0.13%
Value of $10,000 Investment(4)                    $ 7,699   $9,140    $9,953
   Distribution Rate(5)                    3.42%
   30-Day Standardized Yield(6)            7.63%
   Total Annual Operating Expenses(7)
      Without Waiver                       1.67%
      With Waiver                          1.62%

                                                                     INCEPTION
CLASS R                                            1-YEAR   3-YEAR    (7/1/05)
-------                                           -------   ------   ---------
Cumulative Total Return(2)                         -22.46%   -8.36%    -0.18%
Average Annual Total Return(3)                     -22.46%   -2.87%    -0.05%
Value of $10,000 Investment(4)                    $ 7,754   $9,164    $9,982
   Distribution Rate(5)                    3.54%
   30-Day Standardized Yield(6)            7.79%
   Total Annual Operating Expenses(7)
      Without Waiver                       1.52%
      With Waiver                          1.47%

                                                                     INCEPTION
ADVISOR CLASS                                      1-YEAR   3-YEAR    (7/1/05)
-------------                                     -------   ------   ---------
Cumulative Total Return(2)                          -21.68%  -6.51%     +2.13%
Average Annual Total Return(3)                      -21.68%  -2.22%     +0.56%
Value of $10,000 Investment(4)                    $ 7,832   $9,349    $10,213
   Distribution Rate(5)                    3.82%
   30-Day Standardized Yield(6)            8.25%
   Total Annual Operating Expenses(7)
      Without Waiver                       1.02%
      With Waiver                          0.97%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT FRANKLINTEMPLETON.COM OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES AND ACQUIRED FUND FEES AND EXPENSES) FOR EACH CLASS OF THE FUND DO NOT EXCEED 0.95% (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 7/31/09.


                               14 | Annual Report

TOTAL RETURN INDEX COMPARISON FOR A HYPOTHETICAL $10,000 INVESTMENT(1)

Total return represents the change in value of an investment over the periods shown. It includes any applicable maximum sales charge, Fund expenses, account fees and reinvested distributions. The unmanaged indexes include reinvestment of any income or distributions. They differ from the Fund in composition and do not pay management fees or expenses. One cannot invest directly in an index.

CLASS A (7/1/05-3/31/09)

                               (PERFORMANCE GRAPH)

               TEMPLETON     MSCI AC   BARCLAYS CAPITAL
             INCOME FUND -    WORLD       MULTIVERSE
   DATE         CLASS A       INDEX          INDEX
----------   -------------   -------   ----------------
  7/1/2005      $ 9,579      $10,000        $10,000
 7/31/2005      $ 9,693      $10,372        $ 9,929
 8/31/2005      $ 9,693      $10,456        $10,089
 9/30/2005      $ 9,686      $10,774        $ 9,934
10/31/2005      $ 9,494      $10,485        $ 9,789
11/30/2005      $ 9,609      $10,873        $ 9,724
12/31/2005      $ 9,859      $11,143        $ 9,821
 1/31/2006      $10,286      $11,694        $ 9,949
 2/28/2006      $10,363      $11,681        $ 9,919
 3/31/2006      $10,450      $11,932        $ 9,825
 4/30/2006      $10,920      $12,335        $10,009
 5/31/2006      $10,646      $11,859        $10,131
 6/30/2006      $10,578      $11,859        $10,052
 7/31/2006      $10,816      $11,943        $10,155
 8/31/2006      $10,974      $12,259        $10,275
 9/30/2006      $11,102      $12,405        $10,278
10/31/2006      $11,462      $12,872        $10,380
11/30/2006      $11,743      $13,243        $10,632
12/31/2006      $11,959      $13,542        $10,501
 1/31/2007      $12,040      $13,679        $10,405
 2/28/2007      $12,040      $13,613        $10,616
 3/31/2007      $12,295      $13,891        $10,642
 4/30/2007      $12,905      $14,514        $10,764
 5/31/2007      $13,109      $14,961        $10,604
 6/30/2007      $12,995      $14,922        $10,551
 7/31/2007      $12,871      $14,698        $10,744
 8/31/2007      $12,706      $14,663        $10,875
 9/30/2007      $13,259      $15,455        $11,123
10/31/2007      $13,803      $16,061        $11,302
11/30/2007      $13,259      $15,357        $11,502
12/31/2007      $13,206      $15,191        $11,470
 1/31/2008      $12,562      $13,951        $11,772
 2/29/2008      $12,562      $13,997        $11,958
 3/31/2008      $12,380      $13,798        $12,194
 4/30/2008      $12,768      $14,577        $11,982
 5/31/2008      $12,725      $14,822        $11,857
 6/30/2008      $11,950      $13,610        $11,856
 7/31/2008      $11,993      $13,261        $11,867
 8/31/2008      $11,950      $12,981        $11,676
 9/30/2008      $11,025      $11,363        $11,379
10/31/2008      $ 9,830      $ 9,115        $10,911
11/30/2008      $ 9,520      $ 8,522        $11,202
12/31/2008      $ 9,942      $ 8,835        $11,901
 1/31/2009      $ 9,800      $ 8,082        $11,532
 2/28/2009      $ 9,181      $ 7,296        $11,273
 3/31/2009      $ 9,656      $ 7,901        $11,536

AVERAGE ANNUAL TOTAL RETURN

CLASS A                    3/31/09
-------                    -------
1-Year                     -25.38%
3-Year                      -4.02%
Since Inception (7/1/05)    -0.93%

CLASS C (7/1/05-3/31/09)

                               (PERFORMANCE GRAPH)

               TEMPLETON     MSCI AC   BARCLAYS CAPITAL
             INCOME FUND -    WORLD       MULTIVERSE
   DATE         CLASS C       INDEX          INDEX
----------   -------------   -------   ----------------
  7/1/2005      $10,000      $10,000        $10,000
 7/31/2005      $10,120      $10,372        $ 9,929
 8/31/2005      $10,120      $10,456        $10,089
 9/30/2005      $10,111      $10,774        $ 9,934
10/31/2005      $ 9,910      $10,485        $ 9,789
11/30/2005      $10,030      $10,873        $ 9,724
12/31/2005      $10,279      $11,143        $ 9,821
 1/31/2006      $10,724      $11,694        $ 9,949
 2/28/2006      $10,805      $11,681        $ 9,919
 3/31/2006      $10,889      $11,932        $ 9,825
 4/30/2006      $11,379      $12,335        $10,009
 5/31/2006      $11,093      $11,859        $10,131
 6/30/2006      $11,013      $11,859        $10,052
 7/31/2006      $11,260      $11,943        $10,155
 8/31/2006      $11,425      $12,259        $10,275
 9/30/2006      $11,549      $12,405        $10,278
10/31/2006      $11,924      $12,872        $10,380
11/30/2006      $12,216      $13,243        $10,632
12/31/2006      $12,428      $13,542        $10,501
 1/31/2007      $12,513      $13,679        $10,405
 2/28/2007      $12,471      $13,613        $10,616
 3/31/2007      $12,769      $13,891        $10,642
 4/30/2007      $13,404      $14,514        $10,764
 5/31/2007      $13,573      $14,961        $10,604
 6/30/2007      $13,443      $14,922        $10,551
 7/31/2007      $13,357      $14,698        $10,744
 8/31/2007      $13,185      $14,663        $10,875
 9/30/2007      $13,747      $15,455        $11,123
10/31/2007      $14,267      $16,061        $11,302
11/30/2007      $13,747      $15,357        $11,502
12/31/2007      $13,674      $15,191        $11,470
 1/31/2008      $13,008      $13,951        $11,772
 2/29/2008      $13,008      $13,997        $11,958
 3/31/2008      $12,811      $13,798        $12,194
 4/30/2008      $13,213      $14,577        $11,982
 5/31/2008      $13,123      $14,822        $11,857
 6/30/2008      $12,308      $13,610        $11,856
 7/31/2008      $12,399      $13,261        $11,867
 8/31/2008      $12,353      $12,981        $11,676
 9/30/2008      $11,387      $11,363        $11,379
10/31/2008      $10,152      $ 9,115        $10,911
11/30/2008      $ 9,832      $ 8,522        $11,202
12/31/2008      $10,254      $ 8,835        $11,901
 1/31/2009      $10,107      $ 8,082        $11,532
 2/28/2009      $ 9,469      $ 7,296        $11,273
 3/31/2009      $ 9,953      $ 7,901        $11,536

AVERAGE ANNUAL TOTAL RETURN

CLASS C                    3/31/09
-------                    -------
1-Year                     -23.01%
3-Year                      -2.95%
Since Inception (7/1/05)    -0.13%


                               Annual Report | 15

AVERAGE ANNUAL TOTAL RETURN

CLASS R                    3/31/09
-------                    -------
1-Year                     -22.46%
3-Year                      -2.87%
Since Inception (7/1/05)    -0.05%

CLASS R (7/1/05-3/31/09)

                               (PERFORMANCE GRAPH)

               TEMPLETON     MSCI AC   BARCLAYS CAPITAL
             INCOME FUND -    WORLD       MULTIVERSE
   DATE         CLASS R       INDEX          INDEX
----------   -------------   -------   ----------------
  7/1/2005      $10,000      $10,000        $10,000
 7/31/2005      $10,120      $10,372        $ 9,929
 8/31/2005      $10,120      $10,456        $10,089
 9/30/2005      $10,111      $10,774        $ 9,934
10/31/2005      $ 9,911      $10,485        $ 9,789
11/30/2005      $10,031      $10,873        $ 9,724
12/31/2005      $10,279      $11,143        $ 9,821
 1/31/2006      $10,724      $11,694        $ 9,949
 2/28/2006      $10,805      $11,681        $ 9,919
 3/31/2006      $10,892      $11,932        $ 9,825
 4/30/2006      $11,382      $12,335        $10,009
 5/31/2006      $11,096      $11,859        $10,131
 6/30/2006      $11,057      $11,859        $10,052
 7/31/2006      $11,264      $11,943        $10,155
 8/31/2006      $11,429      $12,259        $10,275
 9/30/2006      $11,553      $12,405        $10,278
10/31/2006      $11,970      $12,872        $10,380
11/30/2006      $12,221      $13,243        $10,632
12/31/2006      $12,478      $13,542        $10,501
 1/31/2007      $12,520      $13,679        $10,405
 2/28/2007      $12,520      $13,613        $10,616
 3/31/2007      $12,768      $13,891        $10,642
 4/30/2007      $13,445      $14,514        $10,764
 5/31/2007      $13,614      $14,961        $10,604
 6/30/2007      $13,488      $14,922        $10,551
 7/31/2007      $13,402      $14,698        $10,744
 8/31/2007      $13,230      $14,663        $10,875
 9/30/2007      $13,756      $15,455        $11,123
10/31/2007      $14,320      $16,061        $11,302
11/30/2007      $13,799      $15,357        $11,502
12/31/2007      $13,733      $15,191        $11,470
 1/31/2008      $13,067      $13,951        $11,772
 2/29/2008      $13,067      $13,997        $11,958
 3/31/2008      $12,873      $13,798        $12,194
 4/30/2008      $13,275      $14,577        $11,982
 5/31/2008      $13,186      $14,822        $11,857
 6/30/2008      $12,374      $13,610        $11,856
 7/31/2008      $12,420      $13,261        $11,867
 8/31/2008      $12,420      $12,981        $11,676
 9/30/2008      $11,455      $11,363        $11,379
10/31/2008      $10,172      $ 9,115        $10,911
11/30/2008      $ 9,897      $ 8,522        $11,202
12/31/2008      $10,281      $ 8,835        $11,901
 1/31/2009      $10,183      $ 8,082        $11,532
 2/28/2009      $ 9,543      $ 7,296        $11,273
 3/31/2009      $ 9,982      $ 7,901        $11,536

AVERAGE ANNUAL TOTAL RETURN

ADVISOR CLASS              3/31/09
-------------              -------
1-Year                     -21.68%
3-Year                      -2.22%
Since Inception (7/1/05)    +0.56%

ADVISOR CLASS (7/1/05-3/31/09)

                               (PERFORMANCE GRAPH)

             TEMPLETON INCOME   MSCI AC
              FUND - ADVISOR     WORLD    BARCLAYS CAPITAL
   DATE            CLASS         INDEX    MULTIVERSE INDEX
----------   ----------------   -------   ----------------
  7/1/2005        $10,000       $10,000        $10,000
 7/31/2005        $10,120       $10,372        $ 9,929
 8/31/2005        $10,120       $10,456        $10,089
 9/30/2005        $10,155       $10,774        $ 9,934
10/31/2005        $ 9,914       $10,485        $ 9,789
11/30/2005        $10,035       $10,873        $ 9,724
12/31/2005        $10,302       $11,143        $ 9,821
 1/31/2006        $10,789       $11,694        $ 9,949
 2/28/2006        $10,829       $11,681        $ 9,919
 3/31/2006        $10,924       $11,932        $ 9,825
 4/30/2006        $11,456       $12,335        $10,009
 5/31/2006        $11,169       $11,859        $10,131
 6/30/2006        $11,105       $11,859        $10,052
 7/31/2006        $11,312       $11,943        $10,155
 8/31/2006        $11,519       $12,259        $10,275
 9/30/2006        $11,659       $12,405        $10,278
10/31/2006        $12,036       $12,872        $10,380
11/30/2006        $12,330       $13,243        $10,632
12/31/2006        $12,564       $13,542        $10,501
 1/31/2007        $12,649       $13,679        $10,405
 2/28/2007        $12,607       $13,613        $10,616
 3/31/2007        $12,920       $13,891        $10,642
 4/30/2007        $13,560       $14,514        $10,764
 5/31/2007        $13,773       $14,961        $10,604
 6/30/2007        $13,618       $14,922        $10,551
 7/31/2007        $13,532       $14,698        $10,744
 8/31/2007        $13,358       $14,663        $10,875
 9/30/2007        $13,946       $15,455        $11,123
10/31/2007        $14,517       $16,061        $11,302
11/30/2007        $13,946       $15,357        $11,502
12/31/2007        $13,901       $15,191        $11,470
 1/31/2008        $13,227       $13,951        $11,772
 2/29/2008        $13,227       $13,997        $11,958
 3/31/2008        $13,040       $13,798        $12,194
 4/30/2008        $13,448       $14,577        $11,982
 5/31/2008        $13,403       $14,822        $11,857
 6/30/2008        $12,596       $13,610        $11,856
 7/31/2008        $12,642       $13,261        $11,867
 8/31/2008        $12,596       $12,981        $11,676
 9/30/2008        $11,633       $11,363        $11,379
10/31/2008        $10,377       $ 9,115        $10,911
11/30/2008        $10,051       $ 8,522        $11,202
12/31/2008        $10,509       $ 8,835        $11,901
 1/31/2009        $10,359       $ 8,082        $11,532
 2/28/2009        $ 9,708       $ 7,296        $11,273
 3/31/2009        $10,213       $ 7,901        $11,536


                               16 | Annual Report

ENDNOTES

THE RISKS OF INVESTING IN FOREIGN DEBT AND EQUITY SECURITIES INCLUDE CURRENCY FLUCTUATIONS AND POLITICAL AND ECONOMIC UNCERTAINTY. INVESTMENTS IN DEVELOPING MARKETS INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THEIR RELATIVELY SMALL SIZE AND LESSER LIQUIDITY. THE FUND'S USE OF DERIVATIVES AND FOREIGN CURRENCY TECHNIQUES INVOLVES SPECIAL RISKS AS SUCH TECHNIQUES MAY NOT ACHIEVE THE ANTICIPATED BENEFITS AND/OR MAY RESULT IN LOSSES TO THE FUND. THE RISKS ASSOCIATED WITH HIGHER YIELDING, LOWER RATED DEBT SECURITIES INCLUDE HIGHER RISK OF DEFAULT AND LOSS OF PRINCIPAL. INTEREST RATE MOVEMENTS WILL AFFECT THE FUND'S SHARE PRICE AND YIELD. BOND PRICES GENERALLY MOVE IN THE OPPOSITE DIRECTION OF INTEREST RATES. THUS, AS PRICES OF BONDS IN THE FUND ADJUST TO A RISE IN INTEREST RATES, THE FUND'S SHARE PRICE MAY DECLINE. WHILE STOCKS HAVE HISTORICALLY OUTPERFORMED OTHER ASSET CLASSES OVER THE LONG TERM, THEY TEND TO FLUCTUATE OVER THE SHORT TERM AS A RESULT OF FACTORS AFFECTING INDIVIDUAL COMPANIES, INDUSTRIES OR THE SECURITIES MARKET AS A WHOLE. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS:   Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's distribution rate and total returns would have been lower, and yield for the period would have been 7.37%, 7.30%, 7.48% and 7.94% for Classes A, C, R and Advisor, respectively.

(2.) Cumulative total return represents the change in value of an investment over the periods indicated.

(3.) Average annual total return represents the average annual change in value of an investment over the periods indicated.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the periods indicated.

(5.) Distribution rate is based on the respective class's most recent quarterly dividend and the maximum offering price (NAV for Classes C, R and Advisor) per share on 3/31/09.

(6.) Yield, calculated as required by the SEC, is based on the earnings of the Fund's portfolio for the 30 days ended 3/31/09.

(7.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.

(8.) Source: (C) 2009 Morningstar. The MSCI AC World Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in global developed and emerging markets. The BC Multiverse Index provides a broad-based measure of the global fixed income bond market. The index represents the union of the Global Aggregate Index and the Global High Yield Index and captures investment-grade and high yield securities in all eligible currencies.


                               Annual Report | 17

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.

     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."

     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               18 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                           BEGINNING ACCOUNT   ENDING ACCOUNT     EXPENSES PAID DURING
                                             VALUE 10/1/08      VALUE 3/31/09   PERIOD* 10/1/08-3/31/09
                                           -----------------   --------------   -----------------------
CLASS A
Actual                                           $1,000           $  875.90              $5.61
Hypothetical (5% return before expenses)         $1,000           $1,018.95              $6.04
CLASS C
Actual                                           $1,000           $  874.00              $7.34
Hypothetical (5% return before expenses)         $1,000           $1,017.10              $7.90
CLASS R
Actual                                           $1,000           $  871.40              $6.77
Hypothetical (5% return before expenses)         $1,000           $1,017.70              $7.29
ADVISOR CLASS
Actual                                           $1,000           $  877.90              $4.45
Hypothetical (5% return before expenses)         $1,000           $1,020.19              $4.78

* Expenses are calculated using the most recent six-month expense ratio, net of expense waivers, annualized for each class (A: 1.20%; C: 1.57%; R:
     1.45%; and Advisor: 0.95%), multiplied by the average account value over the period, multiplied by 182/365 to reflect the one-half year period.


                               Annual Report | 19

Templeton Global Investment Trust

FINANCIAL HIGHLIGHTS

TEMPLETON INCOME FUND

                                                                         YEAR ENDED MARCH 31,
                                                             ----------------------------------------
CLASS A                                                        2009       2008       2007     2006(a)
-------                                                      --------   --------   --------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .......................   $   2.87   $   3.02   $   2.67   $  2.50
                                                             --------   --------   --------   -------
Income from investment operations(b):
   Net investment income(c) ..............................       0.13       0.12       0.10      0.07
   Net realized and unrealized gains (losses) ............      (0.75)     (0.09)      0.36      0.15
                                                             --------   --------   --------   -------
Total from investment operations .........................      (0.62)      0.03       0.46      0.22
                                                             --------   --------   --------   -------
Less distributions from:
   Net investment income and net foreign currency gains...      (0.24)     (0.16)     (0.10)    (0.05)
   Net realized gains ....................................         --      (0.02)     (0.01)    --(d)
                                                             --------   --------   --------   -------
Total distributions ......................................      (0.24)     (0.18)     (0.11)    (0.05)
                                                             --------   --------   --------   -------
Redemption fees(e, f) ....................................         --         --         --        --
                                                             --------   --------   --------   -------
Net asset value, end of year .............................   $   2.01   $   2.87   $   3.02   $  2.67
                                                             ========   ========   ========   =======
Total return(g) ..........................................     (22.00)%     0.69%     17.65%     9.10%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by affiliates(i) .....       1.28%      1.23%      1.35%     1.51%
Expenses net of waiver and payments by affiliates(i) .....       1.20%      1.20%      1.20%     1.20%
Net investment income ....................................       5.41%      3.86%      3.61%     3.76%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ..........................   $415,436   $612,330   $330,576   $83,674
Portfolio turnover rate ..................................      38.14%     22.89%     21.22%     5.84%

(a)  For the period July 1, 2005 (commencement of operations) to March 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  The Fund made a capital gain distribution of $(0.0012).

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               20 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

                                                                         YEAR ENDED MARCH 31,
                                                               ----------------------------------------
CLASS C                                                          2009       2008       2007     2006(a)
-------                                                        --------   --------   --------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................   $   2.87   $   3.02   $   2.67   $  2.50
                                                               --------   --------   --------   -------
Income from investment operations(b):
   Net investment income(c) ................................       0.12       0.11       0.09      0.06
   Net realized and unrealized gains (losses) ..............      (0.75)     (0.10)      0.36      0.16
                                                               --------   --------   --------   -------
Total from investment operations ...........................      (0.63)      0.01       0.45      0.22
                                                               --------   --------   --------   -------
Less distributions from:
   Net investment income and net foreign currency gains ....      (0.23)     (0.14)     (0.09)    (0.05)
   Net realized gains ......................................         --      (0.02)     (0.01)     --(d)
                                                               --------   --------   --------   -------
Total distributions ........................................      (0.23)     (0.16)     (0.10)    (0.05)
                                                               --------   --------   --------   -------
Redemption fees(e, f) ......................................         --         --         --        --
                                                               --------   --------   --------   -------
Net asset value, end of year ...............................   $   2.01   $   2.87   $   3.02   $  2.67
                                                               ========   ========   ========   =======
Total return(g) ............................................     (22.31)%     0.33%     17.26%     8.89%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by affiliates(i) .......       1.66%      1.63%      1.75%     1.91%
Expenses net of waiver and payments by affiliates(i) .......       1.58%      1.60%      1.60%     1.60%
Net investment income ......................................       5.03%      3.46%      3.21%     3.36%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................   $257,627   $384,075   $216,391   $42,794
Portfolio turnover rate ....................................      38.14%     22.89%     21.22%     5.84%

(a)  For the period July 1, 2005 (commencement of operations) to March 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  The Fund made a capital gain distribution of $(0.0012).

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Templeton Global Investment Trust

TEMPLETON INCOME FUND

                                                                      YEAR ENDED MARCH 31,
                                                               -----------------------------------
CLASS R                                                          2009     2008     2007    2006(a)
-------                                                        -------   ------   ------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................   $  2.88   $ 3.02   $ 2.67   $ 2.50
                                                               -------   ------   ------   ------
Income from investment operations(b):
   Net investment income(c) ................................      0.13     0.11     0.10     0.06
   Net realized and unrealized gains (losses) ..............     (0.77)   (0.08)    0.35     0.16
                                                               -------   ------   ------   ------
Total from investment operations ...........................     (0.64)    0.03     0.45     0.22
                                                               -------   ------   ------   ------
Less distributions from:
   Net investment income and net foreign currency gains ....     (0.23)   (0.15)   (0.09)   (0.05)
   Net realized gains ......................................        --    (0.02)   (0.01)    --(d)
                                                               -------   ------   ------   ------
Total distributions ........................................     (0.23)   (0.17)   (0.10)   (0.05)
                                                               -------   ------   ------   ------
Redemption fees(e, f) ......................................        --       --       --       --
                                                               -------   ------   ------   ------
Net asset value, end of year ...............................   $  2.01   $ 2.88   $ 3.02   $ 2.67
                                                               =======   ======   ======   ======
Total return(g) ............................................    (22.46)%   0.82%   17.22%    8.92%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by affiliates(i) .......      1.53%    1.48%    1.60%    1.76%
Expenses net of waiver and payments by affiliates(i) .......      1.45%    1.45%    1.45%    1.45%
Net investment income ......................................      5.16%    3.61%    3.36%    3.51%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................   $ 1,070   $1,325   $  425   $  395
Portfolio turnover rate ....................................     38.14%   22.89%   21.22%    5.84%

(a)  For the period July 1, 2005 (commencement of operations) to March 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  The Fund made a capital gain distribution of $(0.0012).

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

                                                                        YEAR ENDED MARCH 31,
                                                               -------------------------------------
ADVISOR CLASS                                                    2009       2008     2007    2006(a)
-------------                                                  -------    -------   ------   -------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the year)
Net asset value, beginning of year .........................   $  2.88    $  3.03   $ 2.67    $ 2.50
                                                               -------    -------   ------    ------
Income from investment operations(b):
   Net investment income(c) ................................      0.14       0.12     0.11      0.08
   Net realized and unrealized gains (losses) ..............     (0.76)     (0.09)    0.37      0.15
                                                               -------    -------   ------    ------
Total from investment operations ...........................     (0.62)      0.03     0.48      0.23
                                                               -------    -------   ------    ------
Less distributions from:
   Net investment income and net foreign currency gains ....     (0.24)     (0.16)   (0.11)    (0.06)
   Net realized gains ......................................        --      (0.02)   (0.01)     --(d)
                                                               -------    -------   ------    ------
Total distributions ........................................     (0.24)     (0.18)   (0.12)    (0.06)
                                                               -------    -------   ------    ------
Redemption fees(e, f) ......................................        --         --       --        --
                                                               -------    -------   ------    ------
Net asset value, end of year ...............................   $  2.02    $  2.88   $ 3.03    $ 2.67
                                                               =======    =======   ======    ======
Total return(g) ............................................    (21.68)%     0.93%   18.28%     9.24%
RATIOS TO AVERAGE NET ASSETS(h)
Expenses before waiver and payments by affiliates(i) .......      1.03%      0.98%    1.10%     1.26%
Expenses net of waiver and payments by affiliates(i) .......      0.95%      0.95%    0.95%     0.95%
Net investment income ......................................      5.66%      4.11%    3.86%     4.01%
SUPPLEMENTAL DATA
Net assets, end of year (000's) ............................   $18,733    $23,095   $3,550    $1,259
Portfolio turnover rate ....................................     38.14%     22.89%   21.22%     5.84%

(a)  For the period July 1, 2005 (commencement of operations) to March 31, 2006.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  The Fund made a capital gain distribution of $(0.0012).

(e)  Amount rounds to less than $0.01 per share.

(f)  Effective September 1, 2008, the redemption fee was eliminated.

(g)  Total return is not annualized for periods less than one year.

(h)  Ratios are annualized for periods less than one year.

(i)  Benefit of expense reduction rounds to less than 0.01%.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 23

Templeton Global Investment Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2009

       TEMPLETON INCOME FUND                                              INDUSTRY                     SHARES               VALUE
       -------------------------------------------------  ----------------------------------------  -----------         ------------
       COMMON STOCKS 30.4%
       AUSTRALIA 0.5%
       Billabong International Ltd. ....................      Textiles, Apparel & Luxury Goods          638,271         $  3,768,416
                                                                                                                        ------------
       AUSTRIA 0.5%
       Telekom Austria AG ..............................   Diversified Telecommunication Services       235,270            3,560,458
                                                                                                                        ------------
       CHINA 0.3%
       Travelsky Technology Ltd., H ....................                 IT Services                  5,259,000            2,415,607
                                                                                                                        ------------
       EGYPT 0.5%
       Egyptian Mobile Services ........................     Wireless Telecommunication Services        119,135            3,108,421
                                                                                                                        ------------
       FRANCE 3.8%
       France Telecom SA ...............................   Diversified Telecommunication Services       294,620            6,707,503
       Sanofi-Aventis ..................................               Pharmaceuticals                  124,730            7,017,241
       Total SA, B .....................................         Oil, Gas & Consumable Fuels            117,450            5,835,114
       Vivendi SA ......................................                    Media                       268,200            7,094,007
                                                                                                                        ------------
                                                                                                                          26,653,865
                                                                                                                        ------------
       GERMANY 1.3%
       Bayerische Motoren Werke AG .....................                 Automobiles                    122,220            3,520,761
       Deutsche Post AG ................................           Air Freight & Logistics              210,610            2,270,228
       Siemens AG ......................................          Industrial Conglomerates               57,970            3,327,542
                                                                                                                        ------------
                                                                                                                           9,118,531
                                                                                                                        ------------
       HONG KONG 1.9%
   (a) Champion REIT, 144A .............................    Real Estate Investment Trusts (REITs)    10,328,000            2,465,250
       Hopewell Highway Infrastructure Ltd. ............        Transportation Infrastructure           218,200              123,030
       Hopewell Holdings Ltd. ..........................    Real Estate Management & Development      2,182,000            5,729,177
       Yue Yuen Industrial Holdings Ltd. ...............      Textiles, Apparel & Luxury Goods        2,072,000            4,721,212
                                                                                                                        ------------
                                                                                                                          13,038,669
                                                                                                                        ------------
       ITALY 1.5%
       Eni SpA .........................................         Oil, Gas & Consumable Fuels            249,186            4,836,214
       Intesa Sanpaolo SpA .............................              Commercial Banks                  819,279            2,254,036
       UniCredit SpA ...................................              Commercial Banks                1,885,281            3,108,367
                                                                                                                        ------------
                                                                                                                          10,198,617
                                                                                                                        ------------
       JAPAN 1.6%
       Nintendo Co. Ltd. ...............................                  Software                        9,600            2,757,674
       Takeda Pharmaceutical Co. Ltd. ..................               Pharmaceuticals                  153,300            5,262,722
       Toyota Motor Corp. ..............................                 Automobiles                     99,200            3,125,040
                                                                                                                        ------------
                                                                                                                          11,145,436
                                                                                                                        ------------
       NETHERLANDS 0.3%
       ING Groep NV ....................................       Diversified Financial Services           357,710            1,970,669
                                                                                                                        ------------
       RUSSIA 0.2%
       Mobile TeleSystems, ADR .........................     Wireless Telecommunication Services         50,890            1,522,629
                                                                                                                        ------------


                               24 | Annual Report

Templeton Global Investment Trust

       TEMPLETON INCOME FUND                                              INDUSTRY                     SHARES               VALUE
       -------------------------------------------------  ----------------------------------------  -----------         ------------
       COMMON STOCKS (CONTINUED)
       SINGAPORE 1.2%
       Singapore Telecommunications Ltd. ...............   Diversified Telecommunication Services     5,071,999         $  8,436,936
                                                                                                                        ------------
       SOUTH AFRICA 0.8%
       Massmart Holdings Ltd. ..........................          Food & Staples Retailing              708,302            5,201,289
                                                                                                                        ------------
       SOUTH KOREA 0.4%
   (b) KB Financial Group Inc. .........................              Commercial Banks                  103,375            2,478,954
                                                                                                                        ------------
       SPAIN 0.7%
       Telefonica SA ...................................   Diversified Telecommunication Services       256,118            5,106,749
                                                                                                                        ------------
       TAIWAN 2.1%
       Chunghwa Telecom Co. Ltd., ADR ..................   Diversified Telecommunication Services       288,924            5,267,085
       Compal Electronics Inc. .........................           Computers & Peripherals           10,951,147            7,841,841
       Taiwan Semiconductor Manufacturing Co. Ltd. .....  Semiconductors & Semiconductor Equipment      845,000            1,279,888
                                                                                                                        ------------
                                                                                                                          14,388,814
                                                                                                                        ------------
       THAILAND 0.7%
       Advanced Info Service Public Co. Ltd., fgn. .....     Wireless Telecommunication Services      1,394,600            3,254,001
       Bank of Ayudhya Public Co. Ltd., NVDR ...........              Commercial Banks                6,642,000            1,638,728
                                                                                                                        ------------
                                                                                                                           4,892,729
                                                                                                                        ------------
       UNITED KINGDOM 6.3%
       Aviva PLC .......................................                  Insurance                     504,410            1,565,061
       BP PLC ..........................................         Oil, Gas & Consumable Fuels            750,055            5,074,184
       British Sky Broadcasting Group PLC ..............                    Media                       526,610            3,275,440
       GlaxoSmithKline PLC .............................               Pharmaceuticals                  412,086            6,429,964
       HSBC Holdings PLC ...............................              Commercial Banks                  678,854            3,735,670
       Kingfisher PLC ..................................              Specialty Retail                3,054,875            6,561,553
       Royal Dutch Shell PLC, B ........................         Oil, Gas & Consumable Fuels            188,066            4,133,904
       Tesco PLC .......................................          Food & Staples Retailing              759,641            3,633,836
       Vodafone Group PLC ..............................     Wireless Telecommunication Services      5,203,321            9,164,178
                                                                                                                        ------------
                                                                                                                          43,573,790
                                                                                                                        ------------
       UNITED STATES 5.8%
       Bank of America Corp. ...........................       Diversified Financial Services           176,440            1,203,321
       Bristol-Myers Squibb Co. ........................               Pharmaceuticals                  165,320            3,623,814
       General Electric Co. ............................          Industrial Conglomerates              441,860            4,467,205
       JPMorgan Chase & Co. ............................       Diversified Financial Services           173,536            4,612,587
       Merck & Co. Inc. ................................               Pharmaceuticals                  286,806            7,672,060
       Microsoft Corp. .................................                  Software                      401,010            7,366,554
       Pfizer Inc. .....................................               Pharmaceuticals                  193,982            2,642,035
       United Parcel Service Inc., B ...................           Air Freight & Logistics              173,710            8,550,006
                                                                                                                        ------------
                                                                                                                          40,137,582
                                                                                                                        ------------
       TOTAL COMMON STOCKS
          (COST $370,207,129) ..........................                                                                 210,718,161
                                                                                                                        ------------


                               Annual Report | 25

Templeton Global Investment Trust

       TEMPLETON INCOME FUND                                              INDUSTRY                     SHARES               VALUE
       -------------------------------------------------  ----------------------------------------  -----------         ------------
   (c) EQUITY LINKED SECURITIES 2.3%
       UNITED STATES 2.3%
   (a) The Goldman Sachs Group Inc. into Accenture
          Ltd., 9.50%, 144A ............................                 IT Services                    280,720         $  8,166,454
   (a) The Goldman Sachs Group Inc. into Comcast
          Corp., 8.10%, 144A ...........................                    Media                       299,492            4,097,649
   (a) The Goldman Sachs Group Inc. into News Corp.,
           5.00%, 144A .................................                    Media                       508,906            3,542,327
                                                                                                                        ------------
       TOTAL EQUITY LINKED SECURITIES
          (COST $18,983,903)............................                                                                  15,806,430
                                                                                                                        ------------
       PREFERRED STOCKS 0.5%
       BRAZIL 0.5%
       Companhia Vale do Rio Doce, ADR, pfd., A ........               Metals & Mining                  302,420            3,411,297
                                                                                                                        ------------
       UNITED STATES 0.0%(d)
   (a) Preferred Blocker Inc., 7.00%, pfd., 144A .......              Consumer Finance                      268               53,374
                                                                                                                        ------------
       TOTAL PREFERRED STOCKS
          (COST $5,059,816).............................                                                                   3,464,671
                                                                                                                        ------------

                                                                                                     PRINCIPAL
                                                                                                     AMOUNT(e)
                                                                                                    -----------
(f, g) SENIOR FLOATING RATE INTERESTS 5.2%
       NETHERLANDS 0.1%
       UPC Financing Partnership, Term Loan N,
          2.247%, 12/31/14 .............................                    Media                     1,000,000              869,000
                                                                                                                        ------------
       UNITED STATES 5.1%
   (h) Affiliated Computer Services Inc.,
          Additional Term Loan, 2.523%, 3/20/13 ........                 IT Services                    774,694              724,532
          Term Loan B, 2.52%, 3/20/13 ..................                 IT Services                    145,532              136,109
       Affinion Group Inc., Term Loan B,
          3.018% - 3.751%, 10/17/12 ....................        Diversified Consumer Services           619,365              500,230
       ARAMARK Corp.,
          Synthetic L/C, 2.336%, 1/26/14 ...............       Commercial Services & Supplies            87,793               76,490
          Term Loan B, 3.095%, 1/26/14 .................       Commercial Services & Supplies         1,381,920            1,203,998
   (h) Bausch and Lomb Inc.,
          Delayed Draw Term Loan, 3.768%, 4/28/15 ......      Health Care Equipment & Supplies          262,013              225,004
          Parent Term Loan, 4.709%, 4/28/15 ............      Health Care Equipment & Supplies        1,037,571              891,014
       Celanese U.S. Holdings LLC, Dollar Term Loan,
          2.935%, 4/02/14 ..............................                  Chemicals                   1,483,283            1,274,612
   (h) Cinemark USA Inc., Term Loan, 2.28% - 2.99%,
          10/05/13 .....................................                    Media                       301,182              273,806
       Community Health Systems Inc.,
          Delayed Draw Term Loan, 2.768%, 7/25/14 ......      Health Care Providers & Services           78,207               67,786
          Term Loan, 2.768% - 3.506%, 7/25/14 ..........      Health Care Providers & Services        1,532,521            1,328,313
       CSC Holdings Inc. (Cablevision), Incremental
          Term Loan, 2.306%, 3/29/13 ...................                    Media                     1,661,537            1,511,306
       DaVita Inc., Term Loan B-1, 2.02% - 2.94%,
          10/05/12 .....................................      Health Care Providers & Services          706,000              656,580


                               26 | Annual Report

Templeton Global Investment Trust

                                                                                                     PRINCIPAL
       TEMPLETON INCOME FUND                                              INDUSTRY                   AMOUNT(e)              VALUE
       -------------------------------------------------  ----------------------------------------  -----------         ------------
       SENIOR FLOATING RATE INTERESTS (CONTINUED)
       UNITED STATES (CONTINUED)
       Dayco Products LLC (Mark IV), Replacement
          Term Loan, 6.06% - 8.20%, 6/23/11 ............               Auto Components                1,093,924         $    216,597
       Dean Foods Co., Term Loan B, 2.02% - 2.72%,
          4/02/14 ......................................                Food Products                   443,686              401,120
       DIRECTV Holdings LLC, Term Loan B, 2.018%,
          4/13/13 ......................................                    Media                       409,574              384,906
       Discovery Communications Inc., Term Loan B,
          3.22%, 5/14/14 ...............................                    Media                       180,627              167,684
       DJO Finance LLC, Term Loan B,
          3.518% - 4.22%, 5/20/14 ......................      Health Care Equipment & Supplies          940,253              802,976
   (h) Duratek Inc. (EnergySolutions), Term Loan B,
          4.15%, 6/07/13 ...............................       Commercial Services & Supplies            82,979               73,851
       Education Management LLC, Term Loan C,
          3.00%, 6/01/13 ...............................        Diversified Consumer Services         1,461,945            1,259,101
   (h) EnergySolutions LLC,
          Synthetic L/C, 0.52%, 6/07/13 ................       Commercial Services & Supplies            11,492               10,228
          Term Loan B, 4.15%, 6/07/13 ..................       Commercial Services & Supplies           172,954              153,929
   (i) EnviroSolutions Inc., Initial Term Loan, PIK,
          10.50%, 7/07/12 ..............................       Commercial Services & Supplies         2,609,789            1,308,157
       Fresenius Medical Care Holdings Inc., Term
          Loan B, 2.535% - 2.674%, 3/31/13 .............      Health Care Providers & Services          992,327              921,624
       Georgia-Pacific LLC, Term Loan B,
          2.518% - 3.293%, 12/20/12 ....................           Paper & Forest Products            1,682,673            1,488,376
(i, j) Hawaiian Telecom Communications Inc., Term
          Loan C, PIK, 4.75%, 6/01/14 ..................   Diversified Telecommunication Services     2,298,641            1,067,227
       HCA Inc., Term Loan B-1, 3.47%, 11/18/13 ........      Health Care Providers & Services        4,029,298            3,437,998
       Intelsat Corp. (Panamsat),
          Tranche B-2-A, 3.925%, 1/03/14 ...............     Wireless Telecommunication Services         29,354               25,597
          Tranche B-2-B, 3.925%, 1/03/14 ...............     Wireless Telecommunication Services         29,345               25,589
          Tranche B-2-C, 4.925%, 1/03/14 ...............     Wireless Telecommunication Services         29,345               25,589
       Intelsat Corp. (Panamsat),
          Incremental B-2-A, 4.75%, 1/03/14 ............     Wireless Telecommunication Services         44,715               39,461
          Incremental B-2-B, 4.75%, 1/03/14 ............     Wireless Telecommunication Services         44,700               39,448
          Incremental B-2-C, 4.75%, 1/03/14 ............     Wireless Telecommunication Services         44,700               39,448
       Jarden Corp.,
          Term Loan B-3, 3.72%, 1/24/12 ................             Household Durables                 492,483              447,632
          Term Loan B1, 2.97%, 1/24/12 .................             Household Durables                 613,201              550,348
          Term Loan B2, 2.97%, 1/24/12 .................             Household Durables                 110,530               99,201
       Jostens IH Corp. (Visant Holding Corp.), Term
          Loan C, 2.497%, 12/21/11 .....................             Household Durables               1,139,343            1,011,166
(h, i) Kuilima Resort Co. (Turtle Bay), First Lien Term
          Loan, PIK, 9.00%, 9/30/10 ....................        Hotels, Restaurants & Leisure         5,798,029            2,301,817
       Lender Processing Services Inc., Term Loan B,
          3.018%, 7/02/14 ..............................                 IT Services                    178,377              172,803
   (h) LifePoint Hospitals Inc., Term Loan B, 2.885%,
          4/15/12 ......................................      Health Care Providers & Services        1,027,049              948,736
       Metro-Goldwyn-Mayer Inc., Term Loan B,
          3.768%, 4/08/12 ..............................                    Media                     3,078,250            1,390,344


                               Annual Report | 27

Templeton Global Investment Trust

                                                                                                     PRINCIPAL
       TEMPLETON INCOME FUND                                              INDUSTRY                   AMOUNT(e)              VALUE
       -------------------------------------------------  ----------------------------------------  -----------         ------------
       SENIOR FLOATING RATE INTERESTS (CONTINUED)
       UNITED STATES (CONTINUED)
       Nielsen Finance LLC (VNU Inc.), Dollar Term
          Loan, 2.533%, 8/09/13 ........................            Professional Services               265,043         $    207,470
       Novelis Corp., US Term Loan, 3.22%, 7/07/14 .....               Metals & Mining                  797,977              506,716
       NRG Energy Inc.,
          Credit Link, 1.12%, 2/01/13 ..................         Independent Power Producers
                                                                      & Energy Traders                  440,822              397,934
          Term Loan, 2.72%, 2/01/13 ....................         Independent Power Producers
                                                                      & Energy Traders                  825,048              744,777
   (h) NTELOS Inc., Term Loan B-1, 2.77%,
          8/24/11 ......................................   Diversified Telecommunication Services       134,985              125,401
       Oshkosh Truck Corp., Term Loan B,
          6.54% - 7.32%, 12/06/13 ......................                  Machinery                     158,582              118,857
       Penn National Gaming Inc., Term Loan B,
          2.27% - 2.99%, 10/03/12 ......................        Hotels, Restaurants & Leisure           492,347              443,616
       RBS Global Inc. (Rexnord Corp.), Term Loan,
          3.063% - 3.625%, 7/22/13 .....................                  Machinery                     690,000              563,500
       Regal Cinemas Corp., Term Loan, 4.97%,
          10/27/13 .....................................                    Media                       492,424              456,723
       Rockwood Specialties Group Inc., Term Loan E,
          2.268%, 7/30/12 ..............................                  Chemicals                   1,652,688            1,453,186
       SunGard Data Systems Inc., New U.S. Term
          Loan, 2.283% - 2.991%, 2/28/14 ...............                 IT Services                  1,142,790              974,229
       TransDigm Inc., Term Loan B, 3.227%,
          6/23/13 ......................................             Aerospace & Defense                509,688              462,542
   (k) Tribune Co., Incremental Term Loan, 5.25%,
          5/14/14 ......................................                    Media                     3,695,154              832,566
       TRW Automotive Inc., Tranche B-1 Term Loan,
          2.063%, 2/09/14 ..............................               Auto Components                  417,005              222,576
                                                                                                                        ------------
                                                                                                                          35,190,826
                                                                                                                        ------------
          TOTAL SENIOR FLOATING RATE INTERESTS
             (COST $43,334,583) ........................                                                                  36,059,826
                                                                                                                        ------------
       CORPORATE BONDS & NOTES 15.4%
       BERMUDA 0.2%
   (a) Intelsat Subsidiary Holding Co. Ltd., senior
          note, 144A, 8.50%, 1/15/13 ...................   Diversified Telecommunication Services     1,100,000            1,042,250
                                                                                                                        ------------
       CANADA 0.3%
       Canadian Natural Resources Ltd., 5.90%,
          2/01/18 ......................................         Oil, Gas & Consumable Fuels          1,000,000              897,440
   (k) CanWest Media Inc., senior sub. note, 8.00%,
          9/15/12 ......................................                    Media                       400,000               80,000
   (a) CanWest Mediaworks LP, senior sub. note, 144A,
          9.25%, 8/01/15 ...............................                    Media                       600,000               45,000
       Celestica Inc., senior sub. note, 7.625%,
          7/01/13 ......................................      Electronic Equipment, Instruments
                                                                        & Components                    200,000              176,000
(a, k) Nortel Networks Ltd., senior note, 144A,
          10.75%, 7/15/16 ..............................          Communications Equipment            1,000,000              185,000
       Quebecor Media Inc., senior note, 7.75%,
          3/15/16 ......................................                    Media                     1,100,000              841,500
                                                                                                                        ------------
                                                                                                                           2,224,940
                                                                                                                        ------------


                               28 | Annual Report

Templeton Global Investment Trust

                                                                                                     PRINCIPAL
       TEMPLETON INCOME FUND                                              INDUSTRY                   AMOUNT(e)              VALUE
       -------------------------------------------------  ----------------------------------------  -----------         ------------
       CORPORATE BONDS & NOTES (CONTINUED)
       GERMANY 0.3%
   (a) E.ON International Finance BV, 144A, 5.80%,
          4/30/18 ......................................             Electric Utilities               1,000,000         $    985,556
       FMC Finance III SA, senior note, 6.875%,
          7/15/17 ......................................      Health Care Providers & Services          350,000              343,875
       Fresenius Medical Care Capital Trust IV, 7.875%,
          6/15/11 ......................................      Health Care Providers & Services          250,000              254,375
   (a) Fresenius US Finance II, senior note, 144A,
          9.00%, 7/15/15 ...............................      Health Care Providers & Services          300,000              310,500
                                                                                                                        ------------
                                                                                                                           1,894,306
                                                                                                                        ------------
       INDIA 0.2%
   (a) ICICI Bank Ltd., 144A, 6.625%, 10/03/12 .........              Commercial Banks                1,500,000            1,311,000
                                                                                                                        ------------
       ITALY 0.2%
       Telecom Italia Capital, senior note, 4.95%,
          9/30/14 ......................................   Diversified Telecommunication Services     2,000,000            1,715,373
                                                                                                                        ------------
       JAMAICA 0.1%
   (a) Digicel Group Ltd., senior note, 144A, 8.875%,
          1/15/15 ......................................     Wireless Telecommunication Services      1,000,000              650,000
                                                                                                                        ------------
       KAZAKHSTAN 0.8%
       HSBK (Europe) BV,
   (a)    144A, 7.25%, 5/03/17 .........................              Commercial Banks                  800,000              388,000
   (l)    Reg S, 7.25%, 5/03/17 ........................              Commercial Banks                4,300,000            2,093,627
   (a) Kazmunaigaz Finance Sub BV, 144A, 9.125%,
          7/02/18 ......................................         Oil, Gas & Consumable Fuels          4,100,000            3,034,000
                                                                                                                        ------------
                                                                                                                           5,515,627
                                                                                                                        ------------
       LUXEMBOURG 0.1%
       Millicom International Cellular SA, senior note,
          10.00%, 12/01/13 .............................     Wireless Telecommunication Services        800,000              786,000
                                                                                                                        ------------
       NETHERLANDS 0.1%
   (a) Intergen NV, senior secured note, 144A, 9.00%,
          6/30/17 ......................................                Gas Utilities                   500,000              455,000
                                                                                                                        ------------
       RUSSIA 1.1%
   (l) Alfa MTN Markets Ltd. for ABH Financial Ltd.,
          Reg S, 8.20%, 6/25/12 ........................              Commercial Banks                  495,000              364,914
   (a) Gazprom, secured note, 144A, 7.51%,
          7/31/13 ......................................         Oil, Gas & Consumable Fuels          6,600,000            5,808,000
   (a) LUKOIL International Finance BV, 144A,
          6.656%, 6/07/22 ..............................         Oil, Gas & Consumable Fuels          2,000,000            1,465,000
                                                                                                                        ------------
                                                                                                                           7,637,914
                                                                                                                        ------------


                               Annual Report | 29

Templeton Global Investment Trust

                                                                                                     PRINCIPAL
       TEMPLETON INCOME FUND                                              INDUSTRY                   AMOUNT(e)              VALUE
       -------------------------------------------------  ----------------------------------------  -----------         ------------
       CORPORATE BONDS & NOTES (CONTINUED)
       SOUTH AFRICA 0.1%
(a, f) Edcon Holdings, 144A, FRN, 7.15%, 6/15/15 .......              Specialty Retail                  500,000 EUR     $    146,025
(f, l) Edcon Proprietary Ltd., senior secured note,
          Reg S, FRN, 4.90%, 6/15/14 ...................              Specialty Retail                  800,000 EUR          408,870
                                                                                                                        ------------
                                                                                                                             554,895
                                                                                                                        ------------
       SOUTH KOREA 0.1%
       Kumho Industrial Co. Ltd., 5.75%,
          8/04/09 ......................................         Construction & Engineering         780,000,000 KRW          568,041
          10/23/09 .....................................         Construction & Engineering         370,000,000 KRW          268,499
                                                                                                                        ------------
                                                                                                                             836,540
                                                                                                                        ------------
       SWEDEN 0.1%
       Svensk Exportkredit AB, senior note, 7.625%,
          6/30/14 ......................................              Commercial Banks                1,115,000 NZD          630,629
                                                                                                                        ------------
       SWITZERLAND 0.1%
   (a) Petroplus Finance Ltd., senior note, 144A,
          6.75%, 5/01/14 ...............................         Oil, Gas & Consumable Fuels          1,000,000              745,000
                                                                                                                        ------------
       UNITED KINGDOM 0.4%
   (a) British Sky Broadcasting Group PLC, senior note,
          144A, 6.10%, 2/15/18 .........................                    Media                     2,000,000            1,743,532
   (a) Ceva Group PLC, senior note, 144A, 10.00%,
          9/01/14 ......................................           Air Freight & Logistics              500,000              193,750
   (a) Ineos Group Holdings PLC, senior secured note,
          144A, 8.50%, 2/15/16 .........................                  Chemicals                   1,000,000               62,500
       Inmarsat Finance PLC, senior note, 10.375%,
          11/15/12 .....................................   Diversified Telecommunication Services     1,000,000            1,030,000
                                                                                                                        ------------
                                                                                                                           3,029,782
                                                                                                                        ------------
       UNITED STATES 11.2%
       The AES Corp., senior note, 8.00%, 10/15/17 .....        Independent Power Producers &
                                                                       Energy Traders                 1,000,000              862,500
   (a) Allison Transmission Inc., senior note, 144A,
          11.00%, 11/01/15 .............................                  Machinery                   1,000,000              480,000
       Altria Group Inc., senior bond, 9.25%,
          8/06/19 ......................................                   Tobacco                      600,000              643,028
       ARAMARK Corp., senior note, 8.50%,
          2/01/15 ......................................       Commercial Services & Supplies         1,100,000            1,017,500
   (m) Bank of America Corp., pfd., sub. bond, M,
          8.125%, Perpetual ............................       Diversified Financial Services         3,000,000            1,234,020
   (a) Cargill Inc., 144A, 6.00%, 11/27/17 .............                Food Products                 1,000,000              941,684
       Case New Holland Inc., senior note, 7.125%,
          3/01/14 ......................................                  Machinery                     100,000               74,000
(k, n) CCH II LLC, senior note, 10.25%, 9/15/10 ........                    Media                     1,000,000              848,910
       CenterPoint Energy Inc., senior note, 6.125%,
          11/01/17 .....................................               Multi-Utilities                2,000,000            1,724,712
       Chesapeake Energy Corp., senior note,
          7.625%, 7/15/13 ..............................         Oil, Gas & Consumable Fuels             50,000               46,250
          6.25%, 1/15/18 ...............................         Oil, Gas & Consumable Fuels          1,550,000            1,216,750


                               30 | Annual Report

Templeton Global Investment Trust

                                                                                                     PRINCIPAL
       TEMPLETON INCOME FUND                                              INDUSTRY                   AMOUNT(e)              VALUE
       -------------------------------------------------  ----------------------------------------  -----------         ------------
       CORPORATE BONDS & NOTES (CONTINUED)
       UNITED STATES (CONTINUED)
       Citigroup Inc., sub. note, 5.00%, 9/15/14 .......       Diversified Financial Services         2,000,000         $  1,328,092
       Comcast Corp., senior note, 6.30%, 11/15/17 .....                    Media                     1,000,000              974,805
       Copano Energy LLC, senior note, 8.125%,
          3/01/16 ......................................         Oil, Gas & Consumable Fuels          1,000,000              850,000
       Crown Americas Inc., senior note, 7.75%,
          11/15/15 .....................................           Containers & Packaging             1,000,000            1,010,000
       Crown Castle International Corp., senior note,
          9.00%, 1/15/15 ...............................     Wireless Telecommunication Services        500,000              503,750
       CSC Holdings Inc., senior deb., 7.625%,
          7/15/18 ......................................                    Media                       600,000              543,000
       Dean Foods Inc., senior note, 7.00%, 6/01/16 ....                Food Products                   700,000              668,500
       Dex Media Inc.,
          senior disc. note, 9.00%, 11/15/13 ...........                    Media                       200,000               26,000
          senior disc. note, 9.00%, 11/15/13 ...........                    Media                       500,000               65,000
          senior note, B, 8.00%, 11/15/13 ..............                    Media                     1,300,000              169,000
       Dex Media West Finance, senior sub. note,
          9.875%, 8/15/13 ..............................                    Media                       150,000               30,375
   (a) Dole Food Co. Inc, senior note, 144A, 13.875%,
          3/15/14 ......................................                Food Products                   600,000              586,500
       Dollar General Corp., senior note, 10.625%,
          7/15/15 ......................................              Multiline Retail                1,000,000            1,002,500
       Dynegy Holdings Inc., senior note,
          7.50%, 6/01/15 ...............................         Independent Power Producers
                                                                      & Energy Traders                  500,000              343,750
          8.375%, 5/01/16 ..............................         Independent Power Producers
                                                                      & Energy Traders                  500,000              341,250
       EchoStar DBS Corp., senior note, 7.125%,
          2/01/16 ......................................                    Media                     1,100,000              990,000
       Edison Mission Energy, senior note, 7.00%,
          5/15/17 ......................................             Electric Utilities                 600,000              441,000
       Embarq Corp., senior note, 7.082%, 6/01/16 ......   Diversified Telecommunication Services       700,000              630,853
   (a) Fontainebleau Las Vegas, 144A, 11.00%,
          6/15/15 ......................................        Hotels, Restaurants & Leisure         1,000,000                2,611
       Ford Motor Credit Co. LLC, senior note,
          9.75%, 9/15/10 ...............................                 Automobiles                    250,000              205,724
          9.875%, 8/10/11 ..............................                 Automobiles                    850,000              643,855
       Forest City Enterprises Inc., senior note,
          7.625%, 6/01/15 ..............................    Real Estate Management & Development        150,000               65,250
       Freeport-McMoRan Copper & Gold Inc., senior
          note, 8.375%, 4/01/17 ........................               Metals & Mining                  200,000              187,264
       General Electric Capital Corp., senior note, A,
          8.50%, 4/06/18 ...............................       Diversified Financial Services       109,000,000 MXN        6,571,109
   (a) GMAC LLC, senior note, 144A,
          7.25%, 3/02/11 ...............................              Consumer Finance                1,108,000              820,762
          6.875%, 8/28/12 ..............................              Consumer Finance                  158,000              106,212
       The Goldman Sachs Group Inc., sub. note,
          6.75%, 10/01/37 ..............................               Capital Markets                3,000,000            2,096,805
       HCA Inc.,
          senior note, 6.50%, 2/15/16 ..................      Health Care Providers & Services        1,100,000              726,000
          senior secured note, 9.125%, 11/15/14 ........      Health Care Providers & Services          500,000              471,250


                               Annual Report | 31

Templeton Global Investment Trust

                                                                                                     PRINCIPAL
       TEMPLETON INCOME FUND                                              INDUSTRY                   AMOUNT(e)              VALUE
       -------------------------------------------------  ----------------------------------------  -----------         ------------
       CORPORATE BONDS & NOTES (CONTINUED)
       UNITED STATES (CONTINUED)
       Huntsman International LLC, senior sub. note,
          7.875%, 11/15/14 .............................                  Chemicals                     250,000         $    103,750
   (k) Idearc Inc., senior note, 8.00%, 11/15/16 .......                    Media                     1,000,000               31,250
       Iron Mountain Inc., senior sub. note, 8.75%,
          7/15/18 ......................................       Commercial Services & Supplies           100,000               99,750
       Jarden Corp., senior sub. note, 7.50%,
          5/01/17 ......................................             Household Durables               1,000,000              810,000
       Jostens IH Corp., senior sub. note, 7.625%,
          10/01/12 .....................................             Household Durables               1,000,000              952,500
       JPMorgan Chase Capital XXII, sub. bond, 6.45%,
          2/02/37 ......................................               Capital Markets                2,000,000            1,263,924
       KB Home, senior note, 6.25%, 6/15/15 ............             Household Durables                 700,000              546,000
       The Kroger Co., 6.15%, 1/15/20 ..................          Food & Staples Retailing            1,000,000              991,737
       Lamar Media Corp., senior sub. note,
          7.25%, 1/01/13 ...............................                    Media                       100,000               86,625
          6.625%, 8/15/15 ..............................                    Media                       550,000              404,250
          B, 6.625%, 8/15/15 ...........................                    Media                       450,000              326,250
   (k) Lehman Brothers Holdings Inc., senior note,
          6.20%, 9/26/14 ...............................                   Capital                    1,000,000              132,500
       Liberty Media Corp., senior note, 5.70%,
          5/15/13 ......................................                    Media                     1,100,000              822,385
   (a) MacDermid Inc., senior sub. note, 144A, 9.50%,
          4/15/17 ......................................                  Chemicals                   1,100,000              385,000
       Mariner Energy Inc., senior note, 7.50%,
          4/15/13 ......................................         Oil, Gas & Consumable Fuels          1,000,000              745,000
       MarkWest Energy Partners LP, senior note,
          6.875%, 11/01/14 .............................         Oil, Gas & Consumable Fuels          1,000,000              710,000
          8.75%, 4/15/18 ...............................         Oil, Gas & Consumable Fuels            100,000               70,250
       Merrill Lynch & Co. Inc., senior note, 6.40%,
          8/28/17 ......................................       Diversified Financial Services         3,000,000            2,156,670
   (f) MetLife Inc., junior sub. note, FRN, 6.40%,
          12/15/66 .....................................                  Insurance                   3,000,000            1,215,570
       MetroPCS Wireless Inc., senior note, 9.25%,
          11/01/14 .....................................     Wireless Telecommunication Services      1,100,000            1,072,500
       MGM MIRAGE, senior note,
          6.625%, 7/15/15 ..............................        Hotels, Restaurants & Leisure           600,000              212,250
          7.50%, 6/01/16 ...............................        Hotels, Restaurants & Leisure           400,000              142,000
       Michaels Stores Inc., senior note, 10.00%,
          11/01/14 .....................................              Specialty Retail                1,600,000              762,000
       Morgan Stanley, senior note,
          6.00%, 4/28/15 ...............................               Capital Markets                2,000,000            1,893,074
          6.625%, 4/01/18 ..............................               Capital Markets                1,000,000              955,718
       Nalco Co., senior sub. note, 8.875%,
          11/15/13 .....................................                  Chemicals                   1,000,000              965,000
       NewPage Corp., senior secured note, 10.00%,
          5/01/12 ......................................           Paper & Forest Products            1,100,000              387,750
       NRG Energy Inc., senior note, 7.375%,
          2/01/16 ......................................         Independent Power Producers
                                                                      & Energy Traders                1,600,000            1,492,000


                               32 | Annual Report

Templeton Global Investment Trust

                                                                                                     PRINCIPAL
       TEMPLETON INCOME FUND                                              INDUSTRY                   AMOUNT(e)              VALUE
       -------------------------------------------------  ----------------------------------------  -----------         ------------
       CORPORATE BONDS & NOTES (CONTINUED)
       UNITED STATES (CONTINUED)
       Peabody Energy Corp., senior note, B, 6.875%,
          3/15/13 ......................................         Oil, Gas & Consumable Fuels            100,000         $     98,000
   (a) Petrohawk Energy Corp., senior note, 144A,
          10.50%, 8/01/14 ..............................         Oil, Gas & Consumable Fuels            600,000              600,000
       Pinnacle Entertainment Inc., senior sub. note,
          8.25%, 3/15/12 ...............................        Hotels, Restaurants & Leisure         1,000,000              880,000
          8.75%, 10/01/13 ..............................        Hotels, Restaurants & Leisure           100,000               88,500
       Plains Exploration & Production Co., senior note,
          7.625%, 6/01/18 ..............................         Oil, Gas & Consumable Fuels          1,100,000              896,500
       Quest Diagnostics Inc., 6.40%, 7/01/17 ..........      Health Care Providers & Services        2,000,000            1,912,872
       Quicksilver Resources Inc., senior note, 8.25%,
          8/01/15 ......................................         Oil, Gas & Consumable Fuels          1,100,000              715,000
       Radio One Inc., senior sub. note, 6.375%,
          2/15/13 ......................................                    Media                     1,000,000              220,000
       RBS Global & Rexnord Corp.,
          senior note, 9.50%, 8/01/14 ..................                  Machinery                     700,000              570,500
          senior sub. note, 11.75%, 8/01/16 ............                  Machinery                     300,000              184,500
       Royal Caribbean Cruises Ltd., senior deb.,
          7.25%, 3/15/18 ...............................        Hotels, Restaurants & Leisure           600,000              279,000
       RSC Equipment Rental Inc., senior note, 9.50%,
          12/01/14 .....................................      Trading Companies & Distributors        1,000,000              495,000
   (a) SandRidge Energy Inc., senior note, 144A,
          8.00%, 6/01/18 ...............................         Oil, Gas & Consumable Fuels            500,000              370,000
       Sanmina-SCI Corp.,
(a, f)    senior note, 144A, FRN, 4.07%, 6/15/14 .......      Electronic Equipment, Instruments
                                                                        & Components                    600,000              333,000
          senior sub. note, 8.125%, 3/01/16 ............      Electronic Equipment, Instruments
                                                                        & Components                    500,000              177,500
       Smithfield Foods Inc., senior note, 7.75%,
          5/15/13 ......................................                Food Products                   400,000              270,000
          7/01/17 ......................................                Food Products                   200,000              125,000
       Smurfit Kappa Funding PLC, senior sub. note,
          7.75%, 4/01/15 ...............................           Paper & Forest Products              100,000               59,250
       Solo Cup Co., senior sub. note, 8.50%,
          2/15/14 ......................................           Containers & Packaging               100,000               73,500
       Starwood Hotels & Resorts Worldwide Inc.,
          senior note, 6.75%, 5/15/18 ..................        Hotels, Restaurants & Leisure           600,000              405,247
   (k) Station Casinos Inc.,
          senior note, 7.75%, 8/15/16 ..................        Hotels, Restaurants & Leisure           600,000              141,000
          senior sub. note, 6.875%, 3/01/16 ............        Hotels, Restaurants & Leisure           900,000               49,500
       SunGard Data Systems Inc.,
          senior note, 9.125%, 8/15/13 .................                 IT Services                    300,000              262,500
          senior sub. note, 10.25%, 8/15/15 ............                 IT Services                  1,300,000              916,500
       Tenet Healthcare Corp., senior note, 7.375%,
          2/01/13 ......................................      Health Care Providers & Services        1,000,000              800,000
       Tesoro Corp., senior note, 6.50%, 6/01/17 .......         Oil, Gas & Consumable Fuels          1,700,000            1,292,000
       Texas Competitive Electric Holdings Co. LLC,
          senior note, A, 10.25%, 11/01/15 .............         Independent Power Producers
                                                                      & Energy Traders                1,000,000              505,000
       Time Warner Inc., 7.625%, 4/15/31 ...............                    Media                     2,000,000            1,793,838
   (a) TRW Automotive Inc., senior note, 144A, 7.25%,
          3/15/17 ......................................               Auto Components                1,000,000              420,000


                               Annual Report | 33

Templeton Global Investment Trust

                                                                                                     PRINCIPAL
       TEMPLETON INCOME FUND                                              INDUSTRY                   AMOUNT(e)              VALUE
       -------------------------------------------------  ----------------------------------------  -----------         ------------
       CORPORATE BONDS & NOTES (CONTINUED)
       UNITED STATES (CONTINUED)
   (a) Tyson Foods Inc., senior note, 144A, 10.50%,
          3/01/14 ......................................                Food Products                   300,000         $    307,500
       UBS AG Stamford, senior note, 5.875%,
          12/20/17 .....................................              Commercial Banks                2,000,000            1,724,112
   (i) United Surgical Partners International Inc.,
          senior sub. note, PIK, 9.25%, 5/01/17 ........      Health Care Providers & Services        1,000,000              695,000
(a, i) Univision Communications Inc., senior note,
          144A, PIK, 10.50%, 3/15/15 ...................                    Media                     1,600,000              168,000
(f, i) U.S. Oncology Holdings Inc., senior note, PIK,
          FRN, 6.904%, 3/15/12 .........................      Health Care Providers & Services        1,112,140              678,405
       Vanguard Health Holding Co. II LLC, senior sub.
          note, 9.00%, 10/01/14 ........................      Health Care Providers & Services        1,100,000              976,250
       Verizon Communications Inc., 6.10%,
          4/15/18 ......................................   Diversified Telecommunication Services     3,000,000            2,977,764
       Viacom Inc., senior note, 6.875%, 4/30/36 .......                    Media                     2,000,000            1,464,780
       Weatherford International Ltd., senior note,
          6.00%, 3/15/18 ...............................         Energy Equipment & Services          1,000,000              817,940
   (m) Wells Fargo Capital XIII, pfd., 7.70%,
          Perpetual ....................................              Commercial Banks                1,700,000              824,500
       The Williams Cos. Inc., senior note,
          7.625%, 7/15/19 ..............................         Oil, Gas & Consumable Fuels            600,000              561,969
          8.75%, 3/15/32 ...............................         Oil, Gas & Consumable Fuels            400,000              363,842
                                                                                                                        ------------
                                                                                                                          77,540,043
                                                                                                                        ------------
       TOTAL CORPORATE BONDS & NOTES
          (COST $145,144,980) ..........................                                                                 106,749,299
                                                                                                                        ------------
       FOREIGN GOVERNMENT AND AGENCY
       SECURITIES 29.1%
       ARGENTINA 0.7%
(f, o) Government of Argentina, senior bond, FRN,
          1.683%, 8/03/12 ..............................                                             19,985,000            4,770,215
                                                                                                                        ------------
       AUSTRALIA 1.9%
       New South Wales Treasury Corp., senior note,
          5.50%, 3/01/17 ...............................                                              5,040,000 AUD        3,549,784
       Queensland Treasury Corp.,
          13, 6.00%, 8/14/13 ...........................                                              1,072,000 AUD          783,980
   (a)    144A, 7.125%, 9/18/17 ........................                                             14,180,000 NZD        8,676,642
                                                                                                                        ------------
                                                                                                                          13,010,406
                                                                                                                        ------------
       BRAZIL 5.3%
       Nota Do Tesouro Nacional,
          10.082%, 1/01/12 .............................                                                 24,320(p) BRL    10,245,353
          10.082%, 1/01/14 .............................                                                  5,000(p) BRL     2,009,055
          10.082%, 1/01/17 .............................                                                 31,425(p) BRL    12,065,589
   (q)    Index Linked, 6.00%, 5/15/15 .................                                                  2,600(p) BRL     1,954,779
   (q)    Index Linked, 6.00%, 5/15/45 .................                                                 15,735(p) BRL    10,794,773
                                                                                                                        ------------
                                                                                                                          37,069,549
                                                                                                                        ------------


                               34 | Annual Report

Templeton Global Investment Trust

                                                               PRINCIPAL
    TEMPLETON INCOME FUND                                       AMOUNT(e)              VALUE
    ---------------------                                  ------------------      ------------
    FOREIGN GOVERNMENT AND AGENCY
    SECURITIES (CONTINUED)
    CANADA 0.1%
    Province of Ontario, 6.25%, 6/16/15..................          824,000 NZD     $    454,422
                                                                                   ------------
    EL SALVADOR 0.0%(d)
(a) Government of El Salvador, 144A, 7.65%, 6/15/35......          100,000               73,500
                                                                                   ------------
    FRANCE 2.1%
    Government of France, 4.00%, 4/25/18.................       10,450,000 EUR       14,428,906
                                                                                   ------------
    GERMANY 0.3%
    KfW Bankengruppe, senior note, 6.50%, 11/15/11.......        3,218,000 NZD        1,909,665
                                                                                   ------------
    INDONESIA 2.8%
    Government of Indonesia,
       FR10, 13.15%, 3/15/10.............................      500,000,000 IDR           44,569
       FR13, 15.425%, 9/15/10............................    1,550,000,000 IDR          143,799
       FR17, 13.15%, 1/15/12.............................    2,700,000,000 IDR          244,180
       FR19, 14.25%, 6/15/13.............................   10,805,000,000 IDR        1,019,252
       FR20, 14.275%, 12/15/13...........................    2,615,000,000 IDR          247,808
       FR23, 11.00%, 12/15/12............................      100,000,000 IDR            8,568
       FR25, 10.00%, 10/15/11............................    3,375,000,000 IDR          287,700
       FR26, 11.00%, 10/15/14............................      980,000,000 IDR           82,352
       FR27, 9.50%, 6/15/15..............................    4,937,000,000 IDR          384,962
       FR28, 10.00%, 7/15/17.............................    4,156,000,000 IDR          316,511
       FR30, 10.75%, 5/15/16.............................    3,050,000,000 IDR          246,798
       FR31, 11.00%, 11/15/20............................   15,000,000,000 IDR        1,174,817
       FR34, 12.80%, 6/15/21.............................   24,487,000,000 IDR        2,119,169
       FR35, 12.90%, 6/15/22.............................   10,410,000,000 IDR          905,413
       FR36, 11.50%, 9/15/19.............................    7,315,000,000 IDR          595,076
       FR37, 12.00%, 9/15/26.............................    3,350,000,000 IDR          270,348
       FR39, 11.75%, 8/15/23.............................   20,415,000,000 IDR        1,638,677
       FR40, 11.00%, 9/15/25.............................   34,000,000,000 IDR        2,559,931
       FR42, 10.25%, 7/15/27.............................   95,460,000,000 IDR        6,650,393
       FR43, 10.25%, 7/15/22.............................    3,500,000,000 IDR          253,678
       FR45, 9.75%, 5/15/37..............................    1,750,000,000 IDR          112,830
                                                                                   ------------
                                                                                     19,306,831
                                                                                   ------------
    IRAQ 0.1%
(a) Government of Iraq, 144A, 5.80%, 1/15/28.............        1,889,000              963,390
                                                                                   ------------
    MALAYSIA 1.9%
    Government of Malaysia,
       3.869%, 4/13/10...................................       37,000,000 MYR       10,350,175
       3.833%, 9/28/11...................................            5,000 MYR            1,407
       3.461%, 7/31/13...................................        9,258,000 MYR        2,520,596
                                                                                   ------------
                                                                                     12,872,178
                                                                                   ------------


                               Annual Report | 35

Templeton Global Investment Trust

    TEMPLETON INCOME FUND                                  PRINCIPAL AMOUNT(e)         VALUE
    ---------------------                                  ------------------      ------------
    FOREIGN GOVERNMENT AND AGENCY
    SECURITIES (CONTINUED)
    MEXICO 5.4%
    Government of Mexico, 10.00%,
       12/05/24.........................................           110,000(r) MXN  $    915,305
       11/20/36.........................................         4,397,000(r) MXN    36,670,333
                                                                                   ------------
                                                                                     37,585,638
                                                                                   ------------
    NETHERLANDS 1.8%
    Government of the Netherlands, 4.00%,
       7/15/18..........................................         9,300,000 EUR       12,730,270
                                                                                   ------------
    NEW ZEALAND 0.1%
    Government of New Zealand, 6.00%, 4/15/15...........           830,000 NZD          497,708
                                                                                   ------------
    PERU 0.7%
    Government of Peru,
       7.84%, 8/12/20...................................         2,190,000 PEN          765,468
       7.35%, 7/21/25...................................         2,340,000            2,369,250
    Series 7, 8.60%, 8/12/17............................         4,830,000 PEN        1,785,360
                                                                                   ------------
                                                                                      4,920,078
                                                                                   ------------
    POLAND 0.8%
    Government of Poland,
(h)    6.25%, 10/24/15..................................         6,135,000 PLN        1,778,007
       5.75%, 9/23/22...................................        12,900,000 PLN        3,496,175
                                                                                   ------------
                                                                                      5,274,182
                                                                                   ------------
    RUSSIA 0.3%
(l) Government of Russia, senior bond, Reg S,
       7.50%, 3/31/30...................................         2,140,800            2,016,366
                                                                                   ------------
    SOUTH KOREA 4.0%
(h) Korea Treasury Bond,
       0475-1112, 4.75%, 12/10/11.......................    20,980,000,000 KRW       15,599,796
       0525-2703, 5.25%, 3/10/27........................     9,100,800,000 KRW        6,547,073
       0550-1709, 5.50%, 9/10/17........................     7,323,000,000 KRW        5,455,509
                                                                                   ------------
                                                                                     27,602,378
                                                                                   ------------
(s) SUPRANATIONAL 0.8%
    European Investment Bank, senior note,
       1612/37, 6.50%, 9/10/14..........................         3,750,000 NZD        2,184,891
    Inter-American Development Bank, senior note,
       7.50%, 12/05/24..................................        60,000,000 MXN        3,603,652
                                                                                   ------------
                                                                                      5,788,543
                                                                                   ------------
    TOTAL FOREIGN GOVERNMENT AND AGENCY
       SECURITIES (COST $232,206,656)...................                            201,274,225
                                                                                   ------------


                               36 | Annual Report

Templeton Global Investment Trust

    TEMPLETON INCOME FUND                                  PRINCIPAL AMOUNT(e)         VALUE
    ---------------------                                  ------------------      ------------
    MUNICIPAL BONDS 2.1%
    UNITED STATES 2.1%
    Chicago Waterworks Revenue, second lien,
    Refunding, FSA Insured, 5.00%, 11/01/19.............         1,750,000         $  1,889,492
    Dickinson ISD, GO, Schoolhouse, 4.75%,
       2/15/33..........................................           625,000              601,644
    Florida State Board of Education Lottery Revenue,
    Series B, MBIA Insured, 5.00%,
       7/01/20..........................................         1,470,000            1,483,980
       7/01/21..........................................         1,355,000            1,360,867
       7/01/22..........................................         1,600,000            1,578,544
    Illinois Finance Authority Revenue, Alexian
       Brothers Health System, Refunding, Series A,
       FSA Insured, 5.00%, 1/01/20......................         1,800,000            1,830,060
    JEA Water and Sewer System Revenue,
       Refunding, Series B, MBIA Insured, 4.75%,
       10/01/40.........................................         2,345,000            2,041,979
    Metropolitan Government Nashville and Davidson
       County Health and Educational Facilities Board
       Revenue, Vanderbilt University, Refunding,
       Series A, 5.00%, 10/01/18........................           800,000              891,440
       Series B, 5.00%, 10/01/18........................           600,000              668,580
    Public Power Generation Agency Revenue,
       Whelan Energy Center Unit 2, Series A, AMBAC
       Insured, 5.00%, 1/01/19..........................         1,100,000            1,184,722
    Regional Transportation District COP, Transit
       Vehicles Project, Series A, 5.00%, 12/01/21......         1,300,000            1,319,084
                                                                                   ------------
    TOTAL MUNICIPAL BONDS
       (COST $14,964,560)...............................                             14,850,392
                                                                                   ------------
    TOTAL INVESTMENTS BEFORE SHORT TERM
       INVESTMENTS (COST $829,901,627)..................                            588,923,004
                                                                                   ------------
    SHORT TERM INVESTMENTS 12.9%
    FOREIGN GOVERNMENT AND AGENCY SECURITIES 2.1%
    EGYPT 1.7%
(t) Egypt Treasury Bills, 4/14/09 - 9/22/09.............        68,975,000 EGP       11,859,743
                                                                                   ------------
    MALAYSIA 0.4%
(t) Malaysia Treasury Bills, 4/17/09 - 4/30/09..........        10,552,000 MYR        2,889,881
                                                                                   ------------
    TOTAL FOREIGN GOVERNMENT AND AGENCY
       SECURITIES (COST $15,375,241)....................                             14,749,624
                                                                                   ------------
    TOTAL INVESTMENTS BEFORE MONEY MARKET
       FUNDS (COST $845,276,868)........................                            603,672,628
                                                                                   ------------

                               Annual Report | 37

Templeton Global Investment Trust

    TEMPLETON INCOME FUND                                        SHARES                VALUE
    ---------------------                                  ------------------      ------------
    SHORT TERM INVESTMENTS (CONTINUED)
    MONEY MARKET FUNDS (COST $74,810,662) 10.8%
    UNITED STATES 10.8%
(u) Franklin Institutional Fiduciary Trust Money
       Market Portfolio, 0.13%..........................        74,810,662         $ 74,810,662
                                                                                   ------------
    TOTAL INVESTMENTS
    (COST $920,087,530) 97.9%...........................                            678,483,290
    NET UNREALIZED APPRECIATION ON FORWARD
       EXCHANGE CONTRACTS 3.1%..........................                             21,306,871
    OTHER ASSETS, LESS LIABILITIES (1.0)%...............                             (6,925,098)
                                                                                   ------------
    NET ASSETS 100.0%...................................                           $692,865,063
                                                                                   ============

See Abbreviations on page 59.

(a) Security was purchased pursuant to Rule 144A under the Securities Act of 1933 and may be sold in transactions exempt from registration only to qualified institutional buyers or in a public offering registered under the Securities Act of 1933. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At March 31, 2009, the aggregate value of these securities was $52,129,968, representing 7.52% of net assets.

(b)  Non-income producing.

(c)  See Note 1(f) regarding equity linked securities.

(d)  Rounds to less than 0.1% of net assets.

(e)  The principal amount is stated in U.S. dollars unless otherwise indicated.

(f)  The coupon rate shown represents the rate at period end.

(g)  See Note 1(g) regarding senior floating rate interests.

(h)  A portion or all of the security purchased on a delayed delivery basis. See
     Note 1(d).

(i)  Income may be received in additional securities and/or cash.

(j) The bond pays interest and/or principal based upon the issuer's ability to pay, which may be less than the stated rate or principal paydown.

(k)  See Note 10 regarding defaulted securities.

(l) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. These securities have been deemed liquid under guidelines approved by the Trust's Board of Trustees. At March 31, 2009, the aggregate value of these securities was $4,883,777, representing 0.70% of net assets.

(m)  Perpetual security with no stated maturity.

(n)  See Note 13 regarding other considerations.

(o) The principal amount is stated in original face, and scheduled paydowns are reflected in the market price on ex-date.

(p)  Principal amount is stated in 1000 Brazilian Real Units.

(q)  Redemption price at maturity is adjusted for inflation. See Note 1(i).

(r)  Principal amount is stated in 100 Mexican Peso Units.

(s) A supranational organization is an entity formed by two or more central governments through international treaties.

(t)  The security is traded on a discount basis with no stated coupon rate.

(u) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               38 | Annual Report

Templeton Global Investment Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2009

                                                                          TEMPLETON
                                                                         INCOME FUND
                                                                       --------------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ..................................   $  845,276,868
      Cost - Sweep Money Fund (Note 7) .............................       74,810,662
                                                                       --------------
      Total cost of investments ....................................   $  920,087,530
                                                                       ==============
      Value - Unaffiliated issuers .................................   $  603,672,628
      Value - Sweep Money Fund .....................................       74,810,662
                                                                       --------------
      Total value of investments ...................................      678,483,290
   Cash ............................................................          196,024
   Foreign currency, at value (cost and $5,085,566) ................        5,079,904
   Receivables:
      Investment securities sold ...................................        1,183,818
      Capital shares sold ..........................................        1,869,464
      Dividends and interest .......................................        8,671,797
   Unrealized appreciation on forward exchange contracts (Note 8)...       33,250,309
   Unrealized appreciation on swap contracts (Note 9) ..............        8,937,912
   Other assets ....................................................            1,478
                                                                       --------------
         Total assets ..............................................      737,673,996
                                                                       --------------
Liabilities:
   Payables:
      Investment securities purchased ..............................       21,524,136
      Capital shares redeemed ......................................        1,537,168
      Affiliates ...................................................          744,883
      Payable due to brokers .......................................        8,580,000
   Unrealized depreciation on forward exchange contracts (Note 8)...       11,943,438
   Accrued expenses and other liabilities ..........................          479,308
                                                                       --------------
         Total liabilities .........................................       44,808,933
                                                                       --------------
            Net assets, at value ...................................   $  692,865,063
                                                                       ==============
Net assets consist of:
   Paid-in capital .................................................   $1,021,446,716
   Distributions in excess of net investment income ................      (10,716,897)
   Net unrealized appreciation (depreciation) ......................     (211,608,249)
   Accumulated net realized gain (loss) ............................     (106,256,507)
                                                                       --------------
            Net assets, at value ...................................   $  692,865,063
                                                                       ==============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 39

Templeton Global Investment Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2009

                                                                                TEMPLETON
                                                                               INCOME FUND
                                                                              ------------
CLASS A:
   Net assets, at value ...................................................   $415,435,550
                                                                              ------------
   Shares outstanding .....................................................    206,782,347
                                                                              ------------
   Net asset value per share ..............................................   $       2.01
                                                                              ------------
   Maximum offering price per share (net asset value per share / 95.75%) ..   $       2.10
                                                                              ------------
CLASS C:
   Net assets, at value ...................................................   $257,626,725
                                                                              ------------
   Shares outstanding .....................................................    128,326,632
                                                                              ------------
   Net asset value and maximum offering price per share(a) ................   $       2.01
                                                                              ------------
CLASS R:
   Net assets, at value ...................................................   $  1,069,725
                                                                              ------------
   Shares outstanding .....................................................        531,328
                                                                              ------------
   Net asset value and maximum offering price per share ...................   $       2.01
                                                                              ------------
ADVISOR CLASS:
   Net assets, at value ...................................................   $ 18,733,063
                                                                              ------------
   Shares outstanding .....................................................      9,294,857
                                                                              ------------
   Net asset value and maximum offering price per share ...................   $       2.02
                                                                              ------------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               40 | Annual Report

Templeton Global Investment Trust

STATEMENT OF OPERATIONS
for the year ended March 31, 2009

                                                                                           TEMPLETON
                                                                                          INCOME FUND
                                                                                         -------------
Investment income:
   Dividends: (net of foreign taxes of $1,419,871)
      Unaffiliated issuers ...........................................................   $  20,880,465
      Sweep Money Fund (Note 7) ......................................................         432,348
   Interest (net of foreign taxes of $391,537) .......................................      35,656,794
                                                                                         -------------
         Total investment income .....................................................      56,969,607
                                                                                         -------------
Expenses:
   Management fees (Note 3a) .........................................................       4,925,931
   Administrative fees (Note 3b) .....................................................       1,724,474
   Distribution fees: (Note 3c)
      Class A ........................................................................       1,274,422
      Class C ........................................................................       2,057,374
      Class R ........................................................................           6,161
   Transfer agent fees (Note 3e) .....................................................       1,115,961
   Custodian fees (Note 4) ...........................................................         475,199
   Reports to shareholders ...........................................................         187,657
   Registration and filing fees ......................................................         177,012
   Professional fees .................................................................         128,423
   Trustees' fees and expenses .......................................................          66,991
   Other .............................................................................          52,470
                                                                                         -------------
         Total expenses ..............................................................      12,192,075
         Expense reductions (Note 4) .................................................         (14,599)
         Expenses waived/paid by affiliates (Note 3f) ................................        (643,313)
                                                                                         -------------
            Net expenses .............................................................      11,534,163
                                                                                         -------------
               Net investment income .................................................      45,435,444
                                                                                         -------------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ....................................................................     (90,834,447)
      Foreign currency transactions ..................................................      21,647,313
      Swaps ..........................................................................         115,019
                                                                                         -------------
            Net realized gain (loss) .................................................     (69,072,115)
                                                                                         -------------
   Net change in unrealized appreciation (depreciation) on:
      Investments ....................................................................    (216,448,941)
      Translation of other assets and liabilities denominated in foreign currencies ..      16,924,130
                                                                                         -------------
            Net change in unrealized appreciation (depreciation) .....................    (199,524,811)
                                                                                         -------------
Net realized and unrealized gain (loss) ..............................................    (268,596,926)
                                                                                         -------------
Net increase (decrease) in net assets resulting from operations ......................   $(223,161,482)
                                                                                         =============

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 41

Templeton Global Investment Trust

STATEMENTS OF CHANGES IN NET ASSETS

                                                                                                    TEMPLETON INCOME FUND
                                                                                                     YEAR ENDED MARCH 31,
                                                                                               -------------------------------
                                                                                                    2009             2008
                                                                                               --------------   --------------
Increase (decrease) in net assets:
   Operations:
      Net investment income ................................................................   $   45,435,444   $   30,871,971
      Net realized gain (loss) from investments, foreign currency transactions, and swaps...      (69,072,115)      (1,207,411)
      Net change in unrealized appreciation (depreciation) on investments and translation...
         of other assets and liabilities denominated in foreign currencies .................     (199,524,811)     (49,637,676)
                                                                                               --------------   --------------
            Net increase (decrease) in net assets resulting from operations ................     (223,161,482)     (19,973,116)
                                                                                               --------------   --------------
Distributions to shareholders from:
      Net investment income and net foreign currency gains:
         Class A ...........................................................................      (47,180,939)     (25,128,407)
         Class C ...........................................................................      (29,643,643)     (15,089,885)
         Class R ...........................................................................         (121,172)         (39,471)
         Advisor Class .....................................................................       (2,272,450)        (603,019)
      Net realized gains:
         Class A ...........................................................................               --       (3,960,670)
         Class C ...........................................................................               --       (2,581,305)
         Class R ...........................................................................               --           (6,242)
         Advisor Class .....................................................................               --          (88,197)
                                                                                               --------------   --------------
   Total distributions to shareholders .....................................................      (79,218,204)     (47,497,196)
                                                                                               --------------   --------------
   Capital share transactions: (Note 2)
         Class A ...........................................................................      (17,329,042)     322,052,132
         Class C ...........................................................................      (11,872,373)     193,281,556
         Class R ...........................................................................          191,704          976,992
         Advisor Class .....................................................................        3,428,397       21,035,349
                                                                                               --------------   --------------
   Total capital share transactions ........................................................      (25,581,314)     537,346,029
                                                                                               --------------   --------------
   Redemption fees .........................................................................            1,092            6,143
                                                                                               --------------   --------------
               Net increase (decrease) in net assets .......................................     (327,959,908)     469,881,860
Net assets
   Beginning of year .......................................................................    1,020,824,971      550,943,111
                                                                                               --------------   --------------
   End of year .............................................................................   $  692,865,063   $1,020,824,971
                                                                                               ==============   ==============
Undistributed net investment income (distribution in excess of net investment income)
   included in net assets:
   End of year .............................................................................   $  (10,716,897)  $    3,498,219
                                                                                               ==============   ==============

   The accompanying notes are an integral part of these financial statements.


                               42 | Annual Report

Templeton Global Investment Trust

NOTES TO FINANCIAL STATEMENTS

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Templeton Income Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. The Fund offers four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Corporate debt securities and government securities generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from bond dealers, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services may use valuation models or matrix pricing which considers information with respect to comparable bond and note transactions, quotations from bond dealers, or by reference to other securities that are considered comparable in such characteristics as rating, interest rate and maturity date, option adjusted spread models, prepayment projections, interest rate spreads and yield curves, to determine current value.

Senior secured corporate loans with floating or variable interest rates generally trade in the over-the-counter market rather than on a securities exchange. The Fund may utilize independent pricing services, quotations from loan dealers and other financial institutions, and information with respect to bond and note transactions, to assist in determining a current market value for each security. The Fund's pricing services use independent market quotations from loan dealers or financial institutions and may incorporate valuation methodologies that consider multiple bond characteristics such as dealer quotes, issuer type, coupon, maturity, weighted average maturity, interest rate spreads and yield curves, cash flow and credit risk/quality analysis, to determine current value.


                               Annual Report | 43

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

A. SECURITY VALUATION (CONTINUED)

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.


                               44 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION (CONTINUED)

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The Fund may also enter into forward exchange contracts to hedge against fluctuations in foreign exchange rates or to gain exposure to certain foreign currencies. These contracts are valued daily by the Fund and the unrealized appreciation or depreciation on the contracts, as measured by the difference between the contractual forward foreign exchange rates and the forward rates at the reporting date, are included in the Statement of Assets and Liabilities. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. SECURITIES PURCHASED ON A DELAYED DELIVERY BASIS

The Fund may purchase securities on a delayed delivery basis, with payment and delivery scheduled for a future date. These transactions are subject to market fluctuations and are subject to the risk that the value at delivery may be more or less than the trade date purchase price. Although the Fund will generally purchase these securities with the intention of holding the securities, it may sell the securities before the settlement date. Sufficient assets have been segregated for these securities.


                               Annual Report | 45

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

E. INTEREST RATE SWAPS

The Fund may enter into interest rate swap contracts to hedge the risk of changes in interest rates. Interest rate swaps are agreements between two parties to exchange cash flows based on a notional principal amount. The interest receivable or payable is recorded as unrealized appreciation or depreciation in the Statement of Assets and Liabilities. Payments received or made are recorded as realized gains or losses in the Statement of Operations. Interest rate swaps are marked to market daily based upon quotations from the market makers and the change, if any, is recorded as unrealized appreciation or depreciation in the Statement of Operations. When the swap contract is terminated early, the Fund records a realized gain or loss equal to the difference between the current realized value and the expected cash flows. The risks of interest rate swaps include changes in the market conditions and the possible inability of the counterparty to fulfill its obligations under the agreement.

F. EQUITY-LINKED SECURITIES

The Fund may invest in equity-linked securities. Equity-linked securities are hybrid financial instruments that generally combine both debt and equity characteristics into a single note form. Payments received from equity linked securities may be based on the performance of an underlying equity security, an equity index, or an option position. The risks of investing in equity-linked securities include unfavorable price movements in the underlying security and the credit risk of the issuing financial institution. There may be no guarantee of a return of principal with equity linked securities and the appreciation potential may be limited. Equity-linked securities may be more volatile and less liquid than other investments held by the Fund.

G. SENIOR FLOATING RATE INTERESTS

Senior secured corporate loans pay interest at rates which are periodically reset by reference to a base lending rate plus a spread. These base lending rates are generally the prime rate offered by a designated U.S. bank or the London InterBank Offered Rate (LIBOR). Senior secured corporate loans often require prepayment of principal from excess cash flows or at the discretion of the borrower. As a result, actual maturity may be substantially less than the stated maturity.

Senior secured corporate loans in which the Fund invests are generally readily marketable, but may be subject to some restrictions on resale.

H. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.


                               46 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. INCOME TAXES (CONTINUED)

The Fund has reviewed the tax positions, taken on federal income tax returns, for each of the three open tax years and as of March 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

I. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Interest income and estimated expenses are accrued daily. Amortization of premium and accretion of discount on debt securities are included in interest income. Facility fees are recognized as income over the expected term of the loan. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Common expenses incurred by the Trust are allocated among the funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Inflation-indexed bonds provide an inflation hedge through periodic increases or decreases in the security's interest accruals and principal redemption value, by amounts corresponding to the current rate of inflation. Any such adjustments, including adjustments to principal redemption value, are recorded as interest income.


                               Annual Report | 47

Templeton Global Investment Trust

TEMPLETON INCOME FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

J. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.

K. REDEMPTION FEES

A short term trading redemption fee was imposed, with some exceptions, on any Fund shares that were redeemed or exchanged within seven calendar days following their purchase date. The redemption fee was 2% of the amount redeemed. Such fees were retained by the Fund and accounted for as an addition to paid-in capital. Effective September 1, 2008, the redemption fee was eliminated.

L. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2009, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                                      YEAR ENDED MARCH 31,
                                   ---------------------------------------------------------
                                               2009                          2008
                                   ----------------------------   --------------------------
                                      SHARES          AMOUNT         SHARES        AMOUNT
                                   ------------   -------------   -----------   ------------
CLASS A SHARES:
   Shares sold..................     90,524,818   $ 215,547,312   128,379,843   $395,909,828
   Shares issued in reinvestment
      of distributions..........     16,770,582      36,386,594     6,903,644     21,244,572
   Shares redeemed..............   (113,965,278)   (269,262,948)  (31,373,225)   (95,102,268)
                                   ------------   -------------   -----------   ------------
   Net increase (decrease)......     (6,669,878)  $ (17,329,042)  103,910,262   $322,052,132
                                   ============   =============   ===========   ============


                               48 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

2. SHARES OF BENEFICIAL INTEREST (CONTINUED)

                                                     YEAR ENDED MARCH 31,
                                   --------------------------------------------------------
                                               2009                         2008
                                   ---------------------------   --------------------------
                                      SHARES         AMOUNT         SHARES        AMOUNT
                                   -----------   -------------   -----------   ------------
CLASS C SHARES:
   Shares sold..................    44,712,310   $ 105,818,866    73,528,933   $227,148,892
   Shares issued in reinvestment
      of distributions..........     9,613,190      20,709,597     3,927,579     12,092,613
   Shares redeemed..............   (59,998,004)   (138,400,836)  (15,202,390)   (45,959,949)
                                   -----------   -------------   -----------   ------------
   Net increase (decrease)......    (5,672,504)  $ (11,872,373)   62,254,122   $193,281,556
                                   ===========   =============   ===========   ============
CLASS R SHARES:
   Shares sold..................       279,569   $     677,082       367,418   $  1,114,136
   Shares issued in reinvestment
      of distributions..........        47,941         102,364        14,476         44,510
   Shares redeemed..............      (256,963)       (587,742)      (61,893)      (181,654)
                                   -----------   -------------   -----------   ------------
   Net increase (decrease)......        70,547   $     191,704       320,001   $    976,992
                                   ===========   =============   ===========   ============
ADVISOR CLASS SHARES:
   Shares sold..................     5,745,079   $  13,775,325     7,100,799   $ 21,781,266
   Shares issued in reinvestment
      of distributions..........       872,637       1,858,659       167,123        511,288
   Shares redeemed..............    (5,348,410)    (12,205,587)     (415,793)    (1,257,205)
                                   -----------   -------------   -----------   ------------
   Net increase (decrease)......     1,269,306   $   3,428,397     6,852,129   $ 21,035,349
                                   ===========   =============   ===========   ============

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Trust are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      ----------------------
Templeton Global Advisers Limited (TGAL)                        Investment manager
Franklin Advisers, Inc. (Advisers)                              Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent


                               Annual Report | 49

Templeton Global Investment Trust

TEMPLETON INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

A. MANAGEMENT FEES

The Fund pays an investment management fee to TGAL based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
      0.625%          Up to and including $500 million
      0.525%          Over $500 million, up to and including $1 billion
      0.475%          Over $1 billion, up to and including $1.5 billion
      0.425%          Over $1.5 billion, up to and including $6.5 billion
      0.400%          Over $6.5 billion, up to and including $11.5 billion
      0.378%          Over $11.5 billion, up to and including $16.5 billion
      0.365%          Over $16.5 billion, up to and including $19.0 billion
      0.355%          Over $19.0 billion, up to and including $21.5 billion
      0.345%          In excess of $21.5 billion

Under a subadvisory agreement, Advisers provides subadvisory services to the Fund and receives from TGAL fees based on the average daily net assets of the Fund.

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act.

On February 1, 2009, the Trust's Board of Trustees approved a modification to the Class A distribution plan, changing the form of the plan from a compensation to a reimbursement distribution plan. Under the distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. This change was effective February 1, 2009. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. Prior to February 1, 2009, under the Fund's Class A compensation distribution plan, the Fund paid Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets.


                               50 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

In addition, under the Fund's Class C, and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ..   0.25%
Class C ..   0.65%
Class R ..   0.50%

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
  unaffiliated broker/dealers ......................   $215,145
  Contingent deferred sales charges retained .......   $ 62,854

E. TRANSFER AGENT FEES

For the year ended March 31, 2009, the Fund paid transfer agent fees of $1,115,961, of which $594,175 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and TGAL have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through July 31, 2010. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After July 31, 2010, FT Services and TGAL may discontinue this waiver at any time upon notice to the Trust's Board of Trustees.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the year ended March 31, 2009, the custodian fees were reduced as noted in the Statement of Operations.


                               Annual Report | 51

Templeton Global Investment Trust

TEMPLETON INCOME FUND

5. INCOME TAXES

For tax purposes, capital losses may be carried over to offset future capital gains, if any. At March 31, 2009, the Fund had tax basis capital losses of $73,720,178 expiring in 2017.

For tax purposes, realized capital losses and realized currency losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2009, the Fund deferred realized capital losses and realized currency losses of $23,503,926, and $8,757,823, respectively.

The tax character of distributions paid during the years ended March 31, 2009 and 2008, was as follows:

                                  2009          2008
                              -----------   -----------
Distributions paid from:
   Ordinary income .........  $79,218,204   $45,112,851
   Long term capital gain ..           --     2,384,345
                              -----------   -----------
                              $79,218,204   $47,497,196
                              ===========   ===========

At March 31, 2009, the cost of investments, net unrealized appreciation (depreciation), undistributed ordinary income for income tax purposes were as follows:

Cost of investments .......................................   $ 920,391,015
                                                              =============
Unrealized appreciation ...................................   $   6,042,453
Unrealized depreciation ...................................    (247,950,178)
                                                              -------------
Net unrealized appreciation (depreciation) ................   $(241,907,725)
                                                              =============
Distributable earnings - undistributed ordinary income ....   $   2,211,310
                                                              =============

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of defaulted securities, foreign currency transactions, interest rate swaps, bond discounts and premiums, payments-in-kind, inflation related adjustments on foreign securities, straddles, and equity-linked securities.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, interest rate swaps, bond discounts and premiums, payments-in-kind, and equity-linked securities.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the year ended March 31, 2009, aggregated $296,874,339 and $324,727,297, respectively.


                               52 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

7.   INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET
     PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Advisers. Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.

8.   FORWARD EXCHANGE CONTRACTS

At March 31, 2009, the Fund had the following forward exchange contracts outstanding:

                                               CONTRACT      SETTLEMENT    UNREALIZED     UNREALIZED
                                               AMOUNT(a)        DATE      APPRECIATION   DEPRECIATION
                                            --------------   ----------   ------------   ------------
CONTRACTS TO BUY
304,853,090   Kazakhstani Tenge .........   26,785,672 MXN     4/01/09     $  128,706     $        --
 19,936,853   Euro ......................   38,599,721 SGD     4/14/09      1,096,466              --
 10,143,311   Euro ......................   13,043,081         4/14/09        421,785              --
123,614,356   Swedish Krona .............   13,115,860 EUR     4/17/09             --      (2,386,418)
229,668,647   Kazakhstani Tenge .........    1,826,173         4/17/09             --        (310,740)
 16,999,031   Malaysian Ringgit .........    3,488,054 EUR     4/21/09         29,600              --
255,199,650   Kazakhstani Tenge .........    2,030,551         4/27/09             --        (350,881)
 11,274,310   Peruvian Nuevo Sol ........   45,733,855 MXN     5/07/09        351,066              --
 51,264,586   Swedish Krona .............    5,486,071 EUR     5/08/09             --      (1,051,653)
  3,387,617   Peruvian Nuevo Sol ........    1,253,280         5/15/09             --        (185,440)
  3,200,000   Malaysian Ringgit .........      657,760 EUR     5/15/09          3,644              --
 48,073,500   Japanese Yen ..............      508,338         5/18/09             --         (22,597)
  4,237,654   Peruvian Nuevo Sol ........    1,566,600         5/19/09             --        (231,374)
 41,880,160   Russian Ruble .............    1,120,000 EUR     5/22/09             --        (274,571)
  2,186,000   Peruvian Nuevo Sol ........      520,630 EUR     5/22/09             --          (2,580)
 76,835,000   Russian Ruble .............    2,080,107 EUR     6/02/09             --        (545,598)
  6,762,695   Malaysian Ringgit .........    1,373,796 EUR     6/09/09         28,914              --
172,296,000   Japanese Yen ..............    1,882,194         6/09/09             --        (140,616)
  5,697,247   Malaysian Ringgit .........    1,144,830 EUR     6/10/09         40,986              --
    968,148   Malaysian Ringgit .........      194,006 EUR     6/12/09          7,678              --
  1,263,718   Malaysian Ringgit .........      254,448 EUR     6/15/09          8,408              --
  2,496,859   Malaysian Ringgit .........      504,416 EUR     6/16/09         14,385              --
 11,105,000   Malaysian Ringgit .........    2,197,704 EUR     7/07/09        124,469              --
  8,195,175   Malaysian Ringgit .........    1,645,287 EUR     7/14/09         60,651              --
 20,248,925   Malaysian Ringgit .........    4,047,405 EUR     7/15/09        173,503              --
  5,265,973   Malaysian Ringgit .........    1,052,984 EUR     7/16/09         44,573              --
  6,930,607   Malaysian Ringgit .........    1,386,248 EUR     7/17/09         58,118              --
  3,724,921   Malaysian Ringgit .........      740,379 EUR     7/24/09         37,407              --
  1,805,786   Malaysian Ringgit .........      359,933 EUR     7/31/09         16,778              --


                               Annual Report | 53

Templeton Global Investment Trust

TEMPLETON INCOME FUND

8.   FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                CONTRACT      SETTLEMENT    UNREALIZED     UNREALIZED
                                                AMOUNT(a)        DATE      APPRECIATION   DEPRECIATION
                                              -------------   ----------   ------------   ------------
CONTRACTS TO BUY (CONTINUED)
    3,607,059   Malaysian Ringgit .........     727,846 EUR     8/05/09      $  21,700     $      --
  130,500,658   Russian Ruble .............   7,777,155 NZD     8/12/09             --      (722,815)
   63,533,354   Russian Ruble .............   3,796,209 NZD     8/14/09             --      (358,651)
  200,883,600   Japanese Yen ..............   1,289,230 EUR     8/21/09        321,736            --
   99,628,200   Japanese Yen ..............     638,806 EUR     8/26/09        160,443            --
    5,885,000   Chinese Yuan Renminbi .....     613,021 EUR     9/18/09         49,462            --
    4,000,000   Swedish Krona .............     415,883 EUR     9/23/09             --       (65,021)
   36,665,700   Chinese Yuan Renminbi .....   3,831,196 EUR     9/23/09        292,844            --
   16,359,000   Chinese Yuan Renminbi .....   1,685,713 EUR     9/24/09        162,092            --
      300,000   Malaysian Ringgit .........      61,331 EUR     9/30/09            726            --
    8,156,625   Polish Zloty ..............   2,381,705 EUR    10/01/09             --      (838,186)
   57,125,412   Swedish Krona .............   5,798,945 EUR    10/02/09             --      (741,376)
   14,407,458   Chinese Yuan Renminbi .....   1,528,805 EUR    10/15/09         84,539            --
   14,477,722   Chinese Yuan Renminbi .....   1,548,362 EUR    10/16/09         68,897            --
   19,405,471   Chinese Yuan Renminbi .....   2,083,836 EUR    10/19/09         81,189            --
   11,991,000   Chinese Yuan Renminbi .....   1,732,178        10/21/09         28,727            --
   49,123,152   Chinese Yuan Renminbi .....   6,954,670        12/14/09        266,173            --
   20,033,368   Malaysian Ringgit .........   5,549,409        12/15/09             --       (57,514)
   65,699,933   Chinese Yuan Renminbi .....   9,303,106        12/15/09        354,608            --
   14,394,105   Malaysian Ringgit .........   4,051,824        12/16/09             --      (105,831)
   28,514,713   Chinese Yuan Renminbi .....   4,051,824        12/16/09        139,838            --
    5,258,537   Malaysian Ringgit .........   1,468,865        12/17/09             --       (27,281)
   10,384,875   Chinese Yuan Renminbi .....   1,468,865        12/17/09         57,739            --
   31,233,504   Chinese Yuan Renminbi .....   4,406,595        12/18/09        184,894            --
    6,292,617   Malaysian Ringgit .........   1,762,638        12/21/09             --       (37,517)
  115,926,395   Mexican Peso ..............   8,188,338        12/22/09             --      (332,824)
    5,140,287   Malaysian Ringgit .........   1,469,409        12/22/09             --       (60,189)
    9,985,645   Chinese Yuan Renminbi .....   1,434,719        12/22/09         33,329            --
   48,144,023   Mexican Peso ..............   3,411,808        12/23/09             --      (149,909)
    4,085,795   Malaysian Ringgit .........   1,175,092        12/23/09             --       (54,955)
   77,193,648   Mexican Peso ..............   5,458,892        12/24/09             --      (229,569)
    4,622,694   Malaysian Ringgit .........   1,321,978        12/28/09             --       (54,600)
  844,670,000   Chilean Peso ..............   1,337,350         1/28/10         94,901            --
    1,850,000   Swedish Krona .............     176,434 EUR     1/29/10             --        (8,690)
2,200,180,000   Chilean Peso ..............   3,506,450         1/29/10        224,461            --
  407,730,000   Chilean Peso ..............     652,368         2/02/10         39,188            --
   38,690,000   Chinese Yuan Renminbi .....   5,485,421         2/03/10        207,201            --
  765,100,000   Chilean Peso ..............   1,223,181         2/03/10         74,588            --
   25,080,000   Indian Rupee ..............     493,701         2/04/10                       (8,297)
   20,965,107   Malaysian Ringgit .........   5,775,511         2/12/10             --       (25,608)
  401,200,000   Chilean Peso ..............     652,358         2/12/10         28,508            --
  987,520,000   Chilean Peso ..............   1,630,917         2/16/10         45,356            --


                               54 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

8.   FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                   CONTRACT        SETTLEMENT    UNREALIZED     UNREALIZED
                                                   AMOUNT(a)          DATE      APPRECIATION   DEPRECIATION
                                              ------------------   ----------   ------------   ------------
CONTRACTS TO BUY (CONTINUED)
    1,526,000   Norwegian Krone ...........          224,207         2/17/10     $    1,456     $      --
    5,278,000   Malaysian Ringgit .........        1,447,415         2/17/10            187            --
  985,820,000   Chilean Peso ..............        1,640,300         2/17/10         33,182            --
2,186,700,000   Chilean Peso ..............          608,684         2/26/10        105,247            --
  494,720,000   Chilean Peso ..............          820,159         3/03/10         20,320            --
  803,620,000   Chilean Peso ..............        1,312,247         3/04/10         53,099            --
  503,570,000   Chilean Peso ..............          820,147         3/05/10         35,465            --
  474,950,000   Chilean Peso ..............          771,988         3/08/10         35,133            --
  504,600,000   Chilean Peso ..............          820,154         3/09/10         37,401            --
   41,000,000   Swedish Krona .............        3,641,693 EUR     3/12/10        165,657            --
CONTRACTS TO SELL
  141,829,101   Mexican Peso ..............       12,705,285         4/01/09      2,692,784            --
    2,270,332   Euro ......................      351,560,910 JPY     4/06/09        536,161            --
  108,398,320   Mexican Peso ..............        9,818,688         4/07/09      2,175,639            --
   19,936,853   Euro ......................       42,032,532 SGD     4/14/09      1,159,688            --
   10,143,311   Euro ......................       15,678,575         4/14/09      2,213,709            --
    6,645,618   Euro ......................    1,033,808,950 JPY     4/14/09      1,618,574            --
      730,724   Euro ......................        6,861,714 SEK     5/04/09             --      (136,041)
    8,607,263   Mexican Peso ..............      375,707,028 CLP     5/15/09         40,275            --
    6,018,330   Mexican Peso ..............      261,929,748 CLP     5/20/09         27,060            --
      321,300   Euro ......................       38,247,552 JPY     6/10/09             --       (39,942)
    6,856,340   Euro ......................       10,569,220         6/10/09      1,466,743            --
    4,933,350   Mexican Peso ..............      223,155,162 CLP     6/12/09         36,870            --
   10,861,278   Mexican Peso ..............       24,134,846 RUB     6/29/09             --       (66,073)
   10,861,278   Mexican Peso ..............      124,692,905 KZT     6/29/09         50,903            --
   17,305,206   Mexican Peso ..............        4,745,607 PEN     6/30/09        285,841            --
    4,277,746   Euro ......................        6,613,075         7/13/09        933,137            --
    4,277,746   Euro ......................        6,620,438         7/14/09        940,471            --
    1,480,758   Euro ......................        2,316,572         7/15/09        350,420            --
    2,138,873   Euro ......................        3,357,603         7/17/09        517,578            --
    3,784,160   Euro ......................        5,919,561         7/24/09        894,726            --
    2,427,000   Euro ......................       89,434,950 RUB     7/28/09             --      (697,731)
    9,095,687   New Zealand Dollar ........   61,262,181,998 IDR     8/04/09             --       (12,774)
    3,586,518   New Zealand Dollar ........   43,463,214,384 VND     8/14/09        363,229            --
  102,962,741   Mexican Peso ..............      240,006,149 RUB     8/18/09             --      (386,323)
    1,809,177   Mexican Peso ..............        4,326,104 RUB     9/17/09             --        (4,582)
   30,197,000   Singapore Dollar ..........       20,114,527         1/29/10        286,560            --
    7,059,000   Singapore Dollar ..........        4,697,344         2/02/10         62,260            --
    2,849,281   New Zealand Dollar ........        1,440,425         2/02/10             --      (151,002)
    6,316,000   Singapore Dollar ..........        4,193,919         2/03/10         46,705            --
    6,351,000   Singapore Dollar ..........        4,193,851         2/04/10         23,655            --


                               Annual Report | 55

Templeton Global Investment Trust

TEMPLETON INCOME FUND

8.   FORWARD EXCHANGE CONTRACTS (CONTINUED)

                                                      CONTRACT    SETTLEMENT    UNREALIZED     UNREALIZED
                                                      AMOUNT(a)      DATE      APPRECIATION   DEPRECIATION
                                                      ---------   ----------   ------------   ------------
CONTRACTS TO SELL (CONTINUED)
 5,066,000   Singapore Dollar .....................   3,355,300     2/05/10     $    28,861   $         --
 3,990,000   Singapore Dollar .....................   2,650,282     2/08/10          30,367             --
 5,057,000   Singapore Dollar .....................   3,358,348     2/09/10          37,818             --
 2,003,700   Singapore Dollar .....................   1,343,296     2/11/10          27,625             --
 1,252,857   New Zealand Dollar ...................     650,734     2/12/10              --        (48,611)
 1,672,090   New Zealand Dollar ...................     836,380     2/22/10              --        (96,419)
   991,691   New Zealand Dollar ...................     497,333     2/26/10              --        (55,762)
12,293,000   Singapore Dollar .....................   7,992,926     3/17/10              --        (78,909)
 5,892,000   Singapore Dollar .....................   3,831,198     3/18/10              --        (37,609)
 8,823,000   Singapore Dollar .....................   5,747,259     3/19/10              --        (46,103)
11,749,000   Singapore Dollar .....................   7,662,683     3/22/10              --        (51,950)
10,671,000   Singapore Dollar .....................   7,025,710     3/23/10          18,914             --
 2,891,000   Singapore Dollar .....................   1,915,965     3/31/10          17,676             --
Unrealized appreciation (depreciation) on offsetting contracts .............     10,208,637       (652,306)
                                                                                -----------   ------------
Unrealized appreciation (depreciation) on forward exchange contracts .......     33,250,309    (11,943,438)
                                                                                -----------   ------------
   NET UNREALIZED APPRECIATION (DEPRECIATION) ON FORWARD EXCHANGE
      CONTRACTS ............................................................    $21,306,871
                                                                                ===========

See abbreviations on page 59.

(a)  In U.S. Dollar unless otherwise indicated.

9.   INTEREST RATE SWAPS

At March 31, 2009, the Fund had the following interest rate swap contracts outstanding:

COUNTER-         RECEIVE -             PAY -            NOTIONAL PRINCIPAL   EXPIRATION    UNREALIZED     UNREALIZED
PARTY           FIXED RATE        FLOATING RATE               AMOUNT(a)         DATE      APPRECIATION   DEPRECIATION
-------------   ----------   ------------------------   ------------------   ----------   ------------   ------------
JPMorgan           7.06%     Tasa Nominal Annual Rate    2,386,300,000 CLP    6/13/18      $  997,472         $--
Merrill Lynch     7.053%     Tasa Nominal Annual Rate    7,100,000,000 CLP    6/13/18       2,960,846          --
Merrill Lynch     7.094%     Tasa Nominal Annual Rate    7,800,000,000 CLP    6/16/18       3,292,348          --
JPMorgan           7.15%     Tasa Nominal Annual Rate    2,435,000,000 CLP    6/18/18       1,046,600          --
JPMorgan           7.85%     Tasa Nominal Annual Rate      602,400,000 CLP    7/11/18         319,822          --
JPMorgan          7.855%     Tasa Nominal Annual Rate      604,800,000 CLP    7/17/18         320,824          --
                                                                                           ----------         ---
   Unrealized appreciation (depreciation) on interest rate swap contracts .............    $8,937,912         $--
                                                                                           ----------         ---
      NET UNREALIZED APPRECIATION (DEPRECIATION) ON INTEREST RATE SWAP CONTRACTS ......    $8,937,912
                                                                                           ==========

See abbreviations on page 59.

(a)  In U.S. Dollar unless otherwise indicated.


                               56 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

10. CREDIT RISK AND DEFAULTED SECURITIES

At March 31, 2009, the Fund had 33.35% of its portfolio invested in high yield or senior secured floating rate notes rated below investment grade. These securities may be more sensitive to economic conditions causing greater price volatility and are potentially subject to a greater risk of loss due to default than higher rated securities.

The Fund held defaulted securities and/or other securities for which the income has been deemed uncollectible. At March 31, 2009, the aggregate value of these securities was $2,300,726, representing 0.33% of the Fund's net assets. The Fund discontinues accruing income on securities for which income has been deemed uncollectible and provides an estimate for losses on interest receivable. The securities have been identified on the accompanying Statement of Investments.

11. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

12. CREDIT FACILITY

Effective January 23, 2009, the Fund, together with other U.S. registered and foreign investment funds managed by Franklin Templeton Investments (individually, "Borrower"; collectively "Borrowers"), entered into a joint syndicated senior unsecured credit facility totaling $725 million (Global Credit Facility) to provide a source of funds to the Borrowers for temporary and emergency purposes, including the ability to meet future unanticipated or unusually large redemption requests.

Under the terms of the Global Credit Facility, the Fund shall, in addition to interest charged on any borrowings made by the Fund and other costs incurred by the Fund, pay its share of fees and expenses incurred in connection with the implementation and maintenance of the Global Credit Facility, based upon its relative share of the aggregate net assets of all of the Borrowers, including an annual commitment fee based upon the unused portion of the Global Credit Facility. During the period, the Fund incurred commitment fees of $336 of its pro rata portion of the Global Credit Facility, which is reflected in Other expenses on the Statement of Operations. During the year ended March 31, 2009, the Fund did not utilize the Global Credit Facility.


                               Annual Report | 57

Templeton Global Investment Trust

TEMPLETON INCOME FUND

13. OTHER CONSIDERATIONS

Officers, directors or employees of the Fund's Investment Manager, may serve from time to time as members of bondholders' steering committees or official creditors' committees. Such participation may result in the possession by the Investment Manager of material non-public information which, pursuant to the Fund's policies and the requirements of applicable securities laws, could prevent the Fund from trading in the securities of such companies for limited or extended periods of time.

14. FAIR VALUE MEASUREMENTS

The Fund adopted Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement" (SFAS 157), on April 1, 2008. SFAS 157 defines fair value, establishes a framework for measuring fair value, and expands disclosures about fair value measurements. The Fund has determined that the implementation of SFAS 157 did not have a material impact on the Fund's financial statements.

SFAS 157 establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

The following is a summary of the inputs used as of March 31, 2009, in valuing the Fund's assets and liabilities carried at fair value:

                                          LEVEL 1       LEVEL 2    LEVEL 3     TOTAL
                                       ------------  ------------  -------  ------------
ASSETS:
   Investments in Securities .......   $288,940,120  $389,543,170    $--    $678,483,290
   Other Financial Instruments(a) ..             --    42,188,221     --      42,188,221
LIABILITIES:
   Other Financial Instruments(a) ..             --    11,943,438     --      11,943,438

(a) Other financial instruments include net unrealized appreciation (depreciation) on forward exchange contracts and swaps.


                               58 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

15. NEW ACCOUNTING PRONOUNCEMENTS

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP FAS 157-4) which provides additional guidance when the volume and level of activity for the asset or liability measured at fair value have significantly decreased. Additionally, FSP FAS 157-4 amends FASB Statement No. 157, Fair Value Measurements, and expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. The Fund is currently evaluating the impact, if any, of applying FSP FAS 157-4.

In March 2008, FASB issued FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund believes applying the various provisions of SFAS 161 will not have a material impact on its financial statements.

ABBREVIATIONS

CURRENCY

AUD - Australian Dollar
BRL - Brazilian Real
CLP - Chilean Peso
EGP - Egyptian Pound
EUR - Euro
IDR - Indonesian Rupiah
JPY - Japanese Yen
KRW - South Korean Won
KZT - Kazakhstani Tenge
MXN - Mexican Peso
MYR - Malaysian Ringgit
NZD - New Zealand Dollar
PEN - Peruvian Nuevo Sol
PLN - Polish Zloty
RUB - Russian Ruble
SEK - Swedish Krona
SGD - Singapore Dollar
VND - Vietnamese Dong

SELECTED PORTFOLIO

ADR   - American Depository Receipt
AMBAC - American Municipal Bond Assurance Corp.
COP   - Certificate of Participation
FRN   - Floating Rate Note
FSA   - Financial Security Assurance Inc.
GO    - General Obligation
ISD   - Independent School District
MBIA  - Municipal Bond Investors Assurance Corp.
MTN   - Medium Term Note
NVDR  - Non-Voting Depository Receipt
PIK   - Payment-In-Kind
REIT  - Real Estate Investment Trust


                               Annual Report | 59

Templeton Global Investment Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON INCOME FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Income Fund (one of the funds constituting Templeton Global Investment Trust, hereafter referred to as the "Fund") at March 31, 2009, the results of its operations for the year then ended, the changes in its net assets for each of the two years in the period then ended and the financial highlights for each of the periods presented, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 20, 2009


                               60 | Annual Report

Templeton Global Investment Trust

TAX DESIGNATION (UNAUDITED)

TEMPLETON INCOME FUND

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates 3.23% of the ordinary income dividends as income qualifying for the dividends received deduction for the fiscal year ended March 31, 2009.

Under Section 854(b)(2) of the Code, the Fund designates the maximum amount allowable but no less than $15,550,679 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2009. Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2008, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. As shown in the table below, the Fund designates to shareholders the foreign source income and foreign taxes paid, pursuant to Section 853 of the Code. This designation will allow shareholders of record on May 30, 2008, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

The following tables provide a detailed analysis of foreign tax paid, foreign source income, and foreign qualified dividends as designated by the Fund, to Class A, Class C, Class R, Advisor Class shareholders of record.

                    FOREIGN TAX      FOREIGN            FOREIGN
                        PAID      SOURCE INCOME   QUALIFIED DIVIDENDS
CLASS                PER SHARE      PER SHARE          PER SHARE
-----               -----------   -------------   -------------------
Class A..........     $0.0043        $0.0776            $0.0288
Class C..........     $0.0043        $0.0721            $0.0272
Class R..........     $0.0043        $0.0761            $0.0284
Class Advisor....     $0.0043        $0.0808            $0.0302

Foreign Tax Paid Per Share (Column 1) is the amount per share available to you, as a tax credit (assuming you held your shares in the Fund for a minimum of 16 days during the 31-day period beginning 15 days before the ex-dividend date of the Fund's distribution to which the foreign taxes relate), or, as a tax deduction.

Foreign Source Income Per Share (Column 2) is the amount per share of income dividends paid to you that is attributable to foreign securities held by the Fund, plus any foreign taxes withheld on these dividends. The amounts reported include foreign source qualified dividends that have not been adjusted for the rate differential applicable to such dividend income.(1)


                               Annual Report | 61

Templeton Global Investment Trust

TEMPLETON INCOME FUND

Foreign Qualified Dividends Per Share (Column 3) is the amount per share of foreign source qualified dividends the Fund paid to you, plus any foreign taxes withheld on these dividends. These amounts represent the portion of the Foreign Source Income reported to you in column 2 that were derived from qualified foreign securities held by the Fund.(1)

In January 2009, shareholders received Form 1099-DIV which included their share of taxes paid and foreign source income distributed during the calendar year 2008. The Foreign Source Income reported on Form 1099-DIV has not been adjusted for the rate differential on foreign source qualified dividend income. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their 2008 individual income tax returns.

(1) Qualified dividends are taxed at a maximum rate of 15% (5% for those in the 10% and 15% income tax brackets). In determining the amount of foreign tax credit that may be applied against the U.S. tax liability of individuals receiving foreign source qualified dividends, adjustments may be required to the foreign tax credit limitation calculation to reflect the rate differential applicable to such dividend income. The rules however permit certain individuals to elect not to apply the rate differential adjustments for capital gains and/or dividends for any taxable year. Please consult your tax advisor and the instructions to Form 1116 for more information.


                               62 | Annual Report

Templeton Global Investment Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION        TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  -----------------  -----------------------  ---------------------------------------
HARRIS J. ASHTON (1932)         Trustee          Since 1994         136                      Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief Executive Officer and
Chairman of the Board, General Host Corporation (nursery and craft centers)
(until 1998).

ANN TORRE BATES (1958)          Trustee          Since 2008         30                       SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                                                                       Allied Capital Corporation (financial
Suite 2100                                                                                   services).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice
President and Chief Financial Officer, NHP Incorporated (manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until
1995).

FRANK J. CROTHERS (1944)        Trustee          Since 2001         23                       Fortis, Inc. (utility holding company),
500 East Broward Blvd.                                                                       Victory Nickel Inc. (mineral explo-
Suite 2100                                                                                   ration) and ABACO Markets Limited
Fort Lauderdale, FL 33394-3091                                                               (retail distributors.)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Vice Chairman, Caribbean Utilities Company, Ltd. and director of various other private business and nonprofit organizations.

EDITH E. HOLIDAY (1952)         Lead             Trustee since      136                      Hess Corporation (exploration and
500 East Broward Blvd.          Independent      1996 and Lead                               refining of oil and gas), H.J. Heinz
Suite 2100                      Trustee          Independent                                 Company (processed foods and allied
Fort Lauderdale, FL 33394-3091                   Trustee since                               products), RTI International Metals,
                                                 2007                                        Inc. (manufacture and distribution
                                                                                             of titanium), Canadian National
                                                                                             Railway (railroad) and White Mountains
                                                                                             Insurance Group, Ltd. (holding
                                                                                             company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of the Cabinet (1990-1993);
General Counsel to the United States Treasury Department (1989-1990); and
Counselor to the Secretary and Assistant Secretary for Public Affairs and Public
Liaison-United States Treasury Department (1988-1989).


                               Annual Report | 63

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION        TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  -----------------  -----------------------  ---------------------------------------
DAVID W. NIEMIEC (1949)         Trustee          Since 2006         23                       Emeritus Corporation (assisted living)
500 East Broward Blvd.                                                                       and OSI Pharmaceuticals, Inc.
Suite 2100                                                                                   (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing
Director, Saratoga Partners (1998-2001) and SBC Warburg Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief Financial Officer, Dillon, Read & Co. Inc.
(1982-1997).

FRANK A. OLSON (1932)           Trustee          Since 2003         136                      Hess Corporation (exploration and
500 East Broward Blvd.                                                                       refining of oil and gas) and Sentient
Suite 2100                                                                                   Jet (private jet service).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer (1977-1999)); and FORMERLY,
Chairman of the Board, President and Chief Executive Officer, UAL Corporation
(airlines).

LARRY D. THOMPSON (1945)        Trustee          Since 2006         143                      None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary,
PepsiCo, Inc. (consumer products); and FORMERLY, Director, Delta Airlines
(aviation) (2003-2005) and Providian Financial Corp. (credit card provider)
(1997-2001); Senior Fellow of The Brookings Institution (2003-2004); Visiting
Professor, University of Georgia School of Law (2004); and Deputy Attorney
General, U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS    Trustee          Since 2001         23                       None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow, University of Maryland
(1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center
(1982-1985).

ROBERT E. WADE (1946)           Trustee           Since 2006        37                       El Oro Ltd. (investments).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired, former practicing attorney.


                               64 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION        TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  -----------------  -----------------------  ---------------------------------------
**CHARLES B. JOHNSON (1933)     Trustee,         Trustee and        136                      None
One Franklin Parkway            Chairman of      Vice President
San Mateo, CA 94403-1906        the Board and    since 1994 and
                                Vice President   Chairman of the
                                                 Board since 1995

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin
Resources, Inc.; Director, Templeton Worldwide, Inc.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin
Templeton Investments.

**GREGORY E. JOHNSON (1961)     Trustee          Since 2006         90                       None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.;
President, Templeton Worldwide, Inc.; Director, Templeton Asset Management Ltd.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)           Chief            Chief Compliance   Not Applicable           Not Applicable
One Franklin Parkway            Compliance       Officer since
San Mateo, CA 94403-1906        Officer and      2004 and Vice
                                Vice President   President - AML
                                - AML            Compliance since
                                Compliance       2006

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of
Compliance, Franklin Resources, Inc. (1994-2001).

LAURA F. FERGERSON (1962)       Chief            Since              Not Applicable           Not Applicable
One Franklin Parkway            Executive        March 2009
San Mateo, CA 94403-1906        Officer -
                                Finance and
                                Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004);
Assistant Treasurer of most of the investment companies in Franklin Templeton
Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

EDWARD L. GEARY (1962)          Vice President   Since              Not Applicable           Not Applicable
500 East Broward Blvd.                           March 2009
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; director of some of the other subsidiaries of Franklin Resources, Inc.; and officer of 46 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 65

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION        TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  -----------------  -----------------------  ---------------------------------------
ALIYA S. GORDON (1973)          Vice President   Since              Not Applicable           Not Applicable
One Franklin Parkway                             March 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Litigation
Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)            Vice President   Since 2000         Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton
Investments.

RUPERT H. JOHNSON, JR. (1940)   Vice President   Since 1994         Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources,
Inc.; Director, Franklin Advisers, Inc. and Templeton Worldwide, Inc.; Senior
Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 44 of the investment companies in Franklin Templeton
Investments.

MARK H. OTANI (1968)            Treasurer,       Since              Not Applicable           Not Applicable
One Franklin Parkway            Chief Financial  March 2009
San Mateo, CA 94403-1906        Officer and
                                Chief
                                Accounting
                                Officer


PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in Franklin Templeton Investments.

ROBERT C. ROSSELOT (1960)       Secretary        Since 2004         Not Applicable           Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant
Secretary, Franklin Resources, Inc.; Vice President and Secretary, Templeton
Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary
Trust International of the South; and officer of 14 of the investment companies in Franklin Templeton Investments.


                               66 | Annual Report

                                                                    NUMBER OF PORTFOLIOS IN
NAME, YEAR OF BIRTH                                  LENGTH OF       FUND COMPLEX OVERSEEN
AND ADDRESS                         POSITION        TIME SERVED         BY BOARD MEMBER*             OTHER DIRECTORSHIPS HELD
------------------------------  ---------------  -----------------  -----------------------  ---------------------------------------
CRAIG S. TYLE (1960)            Vice President   Since 2005         Not Applicable           Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner,
Shearman & Sterling, LLP (2004-2005); and General Counsel, Investment Company
Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory
     E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC., AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 67

Templeton Global Investment Trust

SHAREHOLDER INFORMATION

TEMPLETON INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT

At a meeting held February 24, 2009, the Board of Trustees (Board), including a majority of non-interested or independent Trustees, approved renewal of the investment management agreement for Templeton Income Fund, one of the separate funds comprising the Templeton Global Investment Trust (Fund(s)). In reaching this decision, the Board took into account information furnished throughout the year at regular Board meetings, as well as information prepared specifically in connection with the annual renewal review process. Information furnished and discussed throughout the year included investment performance reports and related financial information for each Fund, as well as periodic reports on shareholder services, legal, compliance, pricing, brokerage commissions and execution and other services provided by the Investment Manager (Manager) and its affiliates. Information furnished specifically in connection with the renewal process included a report for each Fund prepared by Lipper, Inc. (Lipper), an independent organization, as well as additional material, including a Fund profitability analysis report prepared by management. The Lipper reports compared each Fund's investment performance and expenses with those of other mutual funds deemed comparable to the Fund as selected by Lipper. The Fund profitability analysis report discussed the profitability to Franklin Templeton Investments from its overall U.S. fund operations, as well as on an individual fund-by-fund basis. Included with such profitability analysis report was information on a fund-by-fund basis listing portfolio managers and other accounts they manage, as well as information on management fees charged by the Manager and its affiliates including management's explanation of differences where relevant and a three-year expense analysis with an explanation for any increase in expense ratios. Additional material accompanying such report was a memorandum prepared by management describing project initiatives and capital investments relating to the services provided to the Funds by the Franklin Templeton Investments organization, as well as a memorandum relating to economies of scale and a comparative analysis concerning transfer agent fees charged each Fund. Such material also discussed some of the actions taken by management in coping with problems arising out of the past year's financial upheaval.

In considering such materials, the independent Trustees received assistance and advice from and met separately with independent counsel. While the investment management agreements for all Funds were considered at the same Board meeting, the Board dealt with each Fund separately. In approving continuance of the investment management agreement for each Fund, the Board, including a majority of independent Trustees, determined that the existing management fee structure was fair and reasonable and that continuance of the investment management agreement was in the best interests of each Fund and its shareholders. While attention was given to all information furnished, the following discusses some primary factors relevant to the Board's decision.


                               68 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

NATURE, EXTENT AND QUALITY OF SERVICES. The Board was satisfied with the nature and quality of the overall services provided by the Manager and its affiliates to the Fund and its shareholders. In addition to investment performance and expenses discussed later, the Board's opinion was based, in part, upon periodic reports furnished it showing that the investment policies and restrictions for the Fund were consistently complied with as well as other reports periodically furnished the Board covering matters such as the compliance of portfolio managers and other management personnel with the code of ethics adopted throughout the Franklin Templeton fund complex, the adherence to fair value pricing procedures established by the Board, and the accuracy of net asset value calculations. The Board also noted the extent of benefits provided Fund shareholders from being part of the Franklin Templeton family of funds, including the right to exchange investments between the same class of funds without a sales charge, the ability to reinvest Fund dividends into other funds and the right to combine holdings in other funds to obtain a reduced sales charge. Favorable consideration was given to management's continuous efforts and expenditures in establishing back-up systems and recovery procedures to function in the event of a natural disaster, it being noted that such systems and procedures had functioned smoothly during the Florida hurricanes and blackouts experienced in recent years. Among other factors taken into account by the Board were the Manager's best execution trading policies, including a favorable report by an independent portfolio trading analytical firm. Consideration was also given to the experience of the Fund's portfolio management team, the number of accounts managed and general method of compensation. In this latter respect, the Board noted that a primary factor in management's determination of a portfolio manager's bonus compensation was the relative investment performance of the funds he or she managed and that a portion of such bonus was required to be invested in a predesignated list of funds within such person's fund management area so as to be aligned with the interests of Fund shareholders. The Board also took into account the quality of transfer agent and shareholder services provided Fund shareholders by an affiliate of the Manager, noting continuing expenditures by management to increase and improve the scope of such services, periodic favorable reports on such service conducted by third parties, and the continuous enhancements to and the high industry ranking given the Franklin Templeton website. Particular attention was given to the overall performance and actions taken by the Manager and its affiliates in response to problems arising out of the market turmoil and financial crisis experienced during the past year. In this respect, the Board noted that management's independent credit analysis and diligent risk management procedures had minimized exposure of funds within the Franklin Templeton complex to subprime mortgages and that its continuous monitoring of counterparty credit risk had limited fund exposure to firms experiencing financial difficulties like Bear Stearns and AIG. The same type of conservative approach and attention to risk had also prevented any structured investment products or other volatile instruments from being held in the portfolios of any of the money market funds within the Franklin Templeton complex, including the sweep money fund utilized by many of the funds as part of their cash management. The Board also took into account, among


                               Annual Report | 69

Templeton Global Investment Trust

TEMPLETON INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

other things, management's efforts in establishing a $725 million global credit facility for the benefit of the Fund and other accounts managed by Franklin Templeton Investments to provide a source of cash for temporary and emergency purposes or to meet unusual redemption requests as well as the strong financial position of the Manager's parent company and its commitment to the mutual fund business. The Board also noted that during the past year Franklin Templeton Investments, like many other fund managers, had announced a hiring freeze and implemented employee reductions, and the Board discussed with management the nature of such reductions and steps being taken to minimize any negative impact on the nature and quality of services being provided the Fund.

INVESTMENT PERFORMANCE. While consideration was given to performance reports and discussions with portfolio managers at Board meetings during the year, particular attention in assessing performance was given to the Lipper reports furnished for the agreement renewal. The Lipper report for Templeton Income Fund showed total return of its Class A shares during 2008, 2007 and 2006 (the Fund's first three full years of operation) in comparison to a Lipper performance universe consisting of all retail and institutional mixed-asset target allocation moderate funds. The Lipper report showed this Fund's total return to be in the middle quintile of such performance universe for 2008 and in the highest quintile of such universe for each of 2007 and 2006. The Board noted such favorable comparative performance.

COMPARATIVE EXPENSES. Consideration was given to a comparative analysis of the management fees and total expense ratios of the Fund compared with those of a group of other funds selected by Lipper as its appropriate Lipper expense group. Lipper expense data is based upon historical information taken from the Fund's most recent annual report and, as a result of the severe decline in mutual fund industry assets during the last quarter of 2008, is based on asset levels that are higher than the level currently existing for most funds. While recognizing the limitations inherent in Lipper's methodology and recognizing that current expense ratios may increase as assets decline, the Board believed that the independent analysis conducted by Lipper remained an appropriate measure of comparative expenses. In reviewing comparative costs, Lipper provides information on the Fund's contractual investment management fee in comparison with the effective management fee that would have been charged by other funds within its Lipper expense group assuming they were similar in size to the Fund, as well as the actual total expenses of the Fund in comparison with those of its Lipper expense group. The Lipper contractual investment management fee analysis includes administrative charges as being part of a management fee, and actual total expenses, for comparative consistency, are shown by Lipper for Fund Class A shares. The Lipper report for Templeton Income Fund showed its contractual investment management fee rate was approximately four basis points above its Lipper expense group median, while its actual total expense rate was approximately one basis point below such group's median. The Board was satisfied with the comparative expenses of this Fund as shown in the Lipper report and noted that its expenses had been subsidized by management.


                               70 | Annual Report

Templeton Global Investment Trust

TEMPLETON INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

MANAGEMENT PROFITABILITY. The Board also considered the level of profits realized by the Manager and its affiliates in connection with the operation of the Fund. In this respect, the Board reviewed the Fund profitability analysis that addresses the overall profitability of Franklin Templeton's U.S. fund business, as well as its profits in providing management and other services to the Fund during the 12-month period ended September 30, 2008, being the most recent fiscal year end for Franklin Resources, Inc., the Manager's parent. During such period, the assets of the Franklin Templeton U.S. fund business were significantly higher than currently existing, and to such extent the profitability analysis does not reflect current fund operations. While taking this into account in assessing the significance of the Fund profitability analysis, the Board recognized such analysis was made at a given point in time and that the decline in assets and effect on profitability would be reflected in the profitability analysis covering Franklin Resources' 2009 fiscal year period. In reviewing the analysis, attention was given to the methodology followed in allocating costs to the Fund, it being recognized that allocation methodologies are inherently subjective and various allocation methodologies may each be reasonable while producing different results. In this respect, the Board noted that, while being continuously refined and reflecting changes in the Manager's own cost accounting, the cost allocation methodology was consistent with that followed in profitability report presentations for the Fund made in prior years and that the Fund's independent registered public accounting firm had been engaged by the Manager to perform certain procedures on a biennial basis, specified and approved by the Manager and the Fund's Board solely for their purposes and use in reference to the profitability analysis. In reviewing and discussing such analysis, management discussed with the Board its belief that costs incurred in establishing the infrastructure necessary for the type of mutual fund operations conducted by the Manager and its affiliates may not be fully reflected in the expenses allocated to the Fund in determining its profitability, as well as the fact that the level of profits, to a certain extent, reflected operational cost savings and efficiencies initiated by management. The Board also took into account management's expenditures in improving shareholder services provided the Fund, as well as the need to meet additional regulatory and compliance requirements resulting from the Sarbanes-Oxley Act and recent SEC and other regulatory requirements. In addition, the Board considered a third-party study comparing the profitability of the Manager's parent on an overall basis as compared to other publicly held managers broken down to show profitability from management operations exclusive of distribution expenses, as well as profitability including distribution expenses. The Board also considered the extent to which the Manager and its affiliates might derive ancillary benefits from fund operations, including potential benefits resulting from allocation of fund brokerage and the use of commission dollars to pay for research. Based upon its consideration of all these factors, the Board determined that the level of profits realized by the Manager and its affiliates from providing services to the Fund was not excessive in view of the nature, quality and extent of services provided.


                               Annual Report | 71

Templeton Global Investment Trust

TEMPLETON INCOME FUND

BOARD REVIEW OF INVESTMENT MANAGEMENT AGREEMENT (CONTINUED)

ECONOMIES OF SCALE. The Board also considered whether economies of scale are realized by the Manager as the Fund grows larger and the extent to which this is reflected in the level of management fees charged. While recognizing that any precise determination is inherently subjective, the Board noted that based upon the Fund profitability analysis, it appears that as some funds get larger, at some point economies of scale do result in the Manager realizing a larger profit margin on management services provided such a fund. The Board also noted that economies of scale are shared with the Fund and its shareholders through management fee breakpoints so that as a fund grows in size, its effective management fee rate declines. The investment advisory agreement for Templeton Income Fund provides a fee of 0.625% on the first $500 million of net assets; 0.525% on the next $500 million of net assets; 0.475% on the next $500 million of net assets; with breakpoints continuing thereafter until reaching a level of 0.345% on assets in excess of $21.5 billion. The Fund pays a separate 0.20% administrative fee and had net assets of approximately $719 million at December 31, 2008. To the extent economies of scale may be realized by the Manager and its affiliates, the Board believed the schedule of fees for the Fund provides a sharing of benefits with the Fund and its shareholders.

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               72 | Annual Report

Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT FRANKLINTEMPLETON.COM. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE

Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND

Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH

Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR

Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL

Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL

Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID

Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION

Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME

Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)

Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS

Franklin Templeton Variable Insurance Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)   One Franklin Parkway
                                           San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto FRANKLINTEMPLETON.COM and click "My Profile"

ANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON INCOME FUND

INVESTMENT MANAGER
Templeton Global Advisors Limited

SUBADVISOR
Franklin Advisers, Inc.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager or subadvisor. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

425 A2009 05/09


MARCH 31, 2009

ANNUAL REPORT
AND SHAREHOLDER LETTER

A series of Templeton Global Investment Trust

                                   (GRAPHIC)

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com
and click "My Profile"

INTERNATIONAL

                                   TEMPLETON
                             FRONTIER MARKETS FUND

                    (FRANKLIN TEMPLETON INVESTMENTS(R) LOGO)

                      FRANKLIN - TEMPLETON - Mutual Series

Franklin Templeton Investments
GAIN FROM OUR PERSPECTIVE(R)

                            Franklin Templeton's distinct multi-manager structure combines the specialized expertise of three world-class investment management groups--Franklin, Templeton and Mutual Series.

SPECIALIZED EXPERTISE       Each of our portfolio management groups operates
                            autonomously, relying on its own research and staying true to the unique investment disciplines that underlie its success.

                            FRANKLIN. Founded in 1947, Franklin is a recognized leader in fixed income investing and also brings expertise in growth- and value-style U.S. equity investing.

                            TEMPLETON. Founded in 1940, Templeton pioneered international investing and, in 1954, launched what has become the industry's oldest global fund.
                            Today, with offices in over 25 countries, Templeton offers investors a truly global perspective.

                            MUTUAL SERIES. Founded in 1949, Mutual Series is dedicated to a unique style of value investing, searching aggressively for opportunity among what it believes are undervalued stocks, as well as arbitrage situations and distressed securities.

TRUE DIVERSIFICATION        Because our management groups work independently and adhere to different investment approaches, Franklin, Templeton and Mutual Series funds typically have distinct portfolios. That's why our funds can be used to build truly diversified allocation plans covering every major asset class.

RELIABILITY YOU CAN TRUST   At Franklin Templeton Investments, we seek to consistently provide investors with exceptional risk-adjusted returns over the long term, as well as the reliable, accurate and personal service that has helped us become one of the most trusted names in financial services.

 MUTUAL FUNDS | RETIREMENT PLANS | 529 COLLEGE SAVINGS PLANS | SEPARATE ACCOUNTS

                                   (GRAPHIC)

Not part of the annual report

Contents

SHAREHOLDER LETTER...................    1
ANNUAL REPORT
Templeton Frontier Markets Fund......    3
Performance Summary..................    9
Your Fund's Expenses.................   12
Financial Highlights and
Statement of Investments.............   14
Financial Statements.................   22
Notes to Financial Statements........   26
Report of Independent Registered
Public Accounting Firm...............   35
Tax Designation......................   36
Board Members and Officers...........   37
Shareholder Information..............   42

Shareholder Letter

     Dear Shareholder:

     We are pleased to bring you the first annual report for Templeton Frontier Markets Fund. Frontier market countries have impressive growth rates and low correlation to emerging and developed markets, which we think makes them an attractive option for investors with long-term investment horizons and a tolerance for above-average risk. Our experience of more than 20 years in emerging and frontier markets and our research offices around the globe give us the resources to search for and identify investment opportunities and to manage potential risk.

     From the Fund's inception on October 14, 2008, through March 31, 2009, global financial turmoil and a high degree of uncertainty clouded prospects for the world economy. Frontier market countries were not immune to the downturn. Most major equity indexes suffered double-digit losses during the reporting period, and investor uncertainty about frontier markets did not subside until close to period-end. Frontier markets, as measured by the Morgan Stanley Capital International (MSCI) Frontier Markets Index, had a -46.21% total return for the period under review.(1)

     Although the recent environment is bound to provoke great concern, we believe it is important to put short-term market developments in perspective. Keep in mind that as daunting as current conditions may be, we have navigated through other periods of high market volatility, such as global stock markets' severe declines of 1987 and the Asian financial crisis of 1997.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. Past performance is no guarantee of future results. The MSCI Frontier Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in frontier markets.

              NOT FDIC INSURED | MAY LOSE VALUE | NO BANK GUARANTEE


                        Not part of the annual report | 1

We remain committed to our long-term perspective and our value investment philosophy. Therefore, we view recent declines as potential opportunities to find bargains that we believe may be well positioned to become eventual winners. Although conditions remain challenging, our experience gives us reason to be optimistic about future market stabilization and recovery.

Templeton Frontier Markets Fund's annual report goes into greater detail about prevailing conditions during the period under review. In addition, you will find performance data, financial information and a discussion about investment management decisions. Please remember that all securities markets fluctuate, as do mutual fund share prices.

If you would like more frequent updates, franklintempleton.com provides daily prices, monthly performance figures, portfolio holdings and other information. You can also access your account, buy and sell shares, read timely articles, and find helpful financial planning tools. We hope you will take advantage of these online services.

Historically, patient investors have achieved rewarding results by evaluating their goals, diversifying their assets globally and maintaining a disciplined investment program, all hallmarks of the Templeton investment philosophy developed more than 50 years ago. As always, we encourage you to discuss your goals with your financial advisor who can address concerns about volatility and diversification, periodically review your overall portfolio and help you stay focused on the long term. We firmly believe that most people benefit from professional advice, and that advice is invaluable as investors navigate current market conditions.

We thank you for investing with Franklin Templeton, welcome your questions and comments, and look forward to serving your investment needs in the years ahead.

Sincerely,


/s/ Mark Mobius
------------------------------------
Mark Mobius
Executive Chairman
Templeton Asset Management Ltd.

THIS LETTER REFLECTS OUR ANALYSIS AND OPINIONS AS OF MARCH 31, 2009. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE.


                       2 | Not part of the annual report

Annual Report

Templeton Frontier Markets Fund

YOUR FUND'S GOAL AND MAIN INVESTMENTS: Templeton Frontier Markets Fund seeks long-term capital appreciation. Under normal market conditions, the Fund invests at least 80% of its net assets in securities of companies located in "frontier market countries" as defined in the prospectus. Such companies are organized under the laws of, have a principal office in, or have their principal trading market in frontier market countries; or derive at least 50% of their total revenue or profit from either goods or services produced or sales made in frontier market countries.

GEOGRAPHIC BREAKDOWN

Based on Total Net Assets as of 3/31/09

                                  (PIE CHART)

Middle East & Africa ............   47.3%
Asia ............................   10.5%
Europe ..........................    9.8%
Latin America & Caribbean .......    6.8%
Short-Term Investments &
   Other Net Assets .............   25.6%

This inaugural annual report for Templeton Frontier Markets Fund covers the period from inception on October 14, 2008, through March 31, 2009.

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. PLEASE VISIT franklintempleton.com OR CALL (800) 342-5236 FOR MOST RECENT MONTH-END PERFORMANCE.

PERFORMANCE OVERVIEW

Templeton Frontier Markets Fund - Class A had a -6.20% cumulative total return from inception on October 14, 2008, through March 31, 2009. The Fund performed better than its benchmark, the Morgan Stanley Capital International (MSCI) Frontier Markets Index, which had a -46.21% total

THE DOLLAR VALUE, NUMBER OF SHARES OR PRINCIPAL AMOUNT, AND NAMES OF ALL PORTFOLIO HOLDINGS ARE LISTED IN THE FUND'S STATEMENT OF INVESTMENTS (SOI). THE SOI BEGINS ON PAGE 18.


                                Annual Report | 3

TOP 10 COUNTRIES
Based on Total Net Assets as of 3/31/09

Egypt                               11.6%
Kenya                                9.0%
South Africa                         5.2%
Jordan                               4.6%
Indonesia                            4.0%
Philippines                          3.9%
Panama                               3.1%
Kuwait                               3.1%
United Arab Emirates                 2.9%
Czech Republic                       2.8%

return during the same period.(1) The Fund's large cash (short-term investments and other net assets) position, which we discuss later in this report, helped Fund performance. Please note that index performance information is provided for reference and that we do not attempt to track any index but rather undertake investments on the basis of fundamental research. In addition, the Fund's return reflects the effect of fees and expenses for professional management, while an index does not have such costs. You can find the Fund's performance data in the Performance Summary beginning on page 9.

ECONOMIC AND MARKET OVERVIEW

Since the Fund's inception, global equities including those in frontier markets have been in a downward trend. Extreme risk aversion led to evaporation of liquidity, tight credit conditions, problems for companies with highly leveraged finance models, and high volatility in global stock markets. A correction in oil prices further fueled stock declines in Middle Eastern markets as well as some African countries dependent on oil and other commodity exports.

Frontier markets reached a record high in January 2008, but had declined 33% by the time of the Fund's launch in October 2008, as measured by the performance of the Fund's benchmark.(1) This downward trend continued with another 51% drop to a five-year low in early March 2009.(1) Frontier markets equities, however, began to recover in March as investors focused more on individual companies' fundamentals and valuations, but the MSCI Frontier Markets Index was still down 46.21% in U.S. dollar terms for the reporting period.(1) Part of this decline was due to weakness in local currencies as the U.S. dollar benefited from funds seeking a safer haven.

In the oil-rich Middle Eastern countries, stock markets, notably in Kuwait and Qatar, declined sharply in line with lower oil prices.

Nigeria, the largest frontier country in sub-Saharan Africa, is also heavily dependent on oil exports, and its stock market fell as oil prices came down from their peak. In June 2008, Kenya's stock market was buoyed by the listing of Safaricom, the country's dominant mobile telephony provider, but it did not escape the global sell-off. Renewed interest from domestic and foreign investors, however, led the market to rebound toward period-end.

(1.) Source: (C) 2009 Morningstar. All Rights Reserved. The information contained herein: (1) is proprietary to Morningstar and/or its content providers; (2) may not be copied or distributed; and (3) is not warranted to be accurate, complete or timely. Neither Morningstar nor its content providers are responsible for any damages or losses arising from any use of this information. The MSCI Frontier Markets Index is a free float-adjusted, market capitalization-weighted index designed to measure equity market performance in frontier markets. The index is unmanaged and includes reinvested dividends. One cannot invest directly in an index, nor is an index representative of the Fund's portfolio.


                               4 | Annual Report

In the Far East, Vietnamese equity prices declined as regional trade slowed, inflation escalated and consumer spending weakened. Pakistan's stock market continued to be extremely volatile as a result of political unrest and a rapidly deteriorating economy.

INVESTMENT STRATEGY

Our investment strategy employs a bottom-up, value-oriented, long-term approach. We focus on the market price of a company's securities relative to our evaluation of the company's long-term (typically five years) earnings, asset value and cash flow potential. We also consider a company's price/earnings ratio, profit margins and liquidation value. In choosing investments, we strongly believe in on-site visits to issuers of prospective investments to assess critical factors such as management strength and local conditions.

MANAGER'S DISCUSSION

During the reporting period, the largest detractors from the Fund's absolute performance included Zambeef Products, a major agri-business in Africa; NagaCorp, the only licensed casino operator in Phnom Penh, Cambodia's capital city; and Kenya's East African Breweries, a leading branded alcohol beverage company. Despite the stocks' underperformance during the period, we remained confident in these companies' prospects and continued to hold them as investments in the Fund. Shares of Zambeef Products came under pressure as investors became concerned with lower copper prices' impact on the economy and the resulting weaker consumer spending power. We continue to believe that the company is well positioned in the long term to benefit from African consumers' growing spending power and could play a leading role in the consolidation of agri-business in sub-Saharan Africa. Share prices of NagaCorp and East African Breweries also declined largely due to concerns regarding the impact of high inflation on consumer spending. In our view, the Fund's positions in these companies could prove to be defensive in this volatile environment based on NagaCorp's strong cash flows and high dividend yields and East African Breweries' growth prospects. In our analysis, breweries, distilleries, support industries and a distribution network across the region give East African Breweries diversity and expansive operations that are important factors in delivering the highest quality brands to Kenyan, East African and overseas consumers. We believed the company offered long-term value to investors.

Key holdings that contributed to Fund performance in the review period included CME (Central European Media Enterprises), a major television group in Central and Eastern Europe; Illovo Sugar, a leading African sugar producer; and MTN Group, Africa's largest cellular phone network provider with the


                                Annual Report | 5
largest subscriber base and the most expansive reach. While we eliminated the Fund's position in Illovo Sugar because the stock reached its sale price target, we purchased shares of CME after its sharp decline in the earlier part of the reporting period and continued to use the downturn to increase the Fund's position at what we considered bargain prices. An acquisition offer from Time Warner toward the end of March quickly sent CME's share price higher, and we sought to take advantage of the relatively high valuations to trim our holdings. MTN Group's stock appreciated in value during the period largely because of the telecommunication services industry's relatively defensive nature and growing need for such services in Africa. We believe low market penetration rates and high growth potential also present opportunities for MTN Group to enter into new markets and undergo consolidation.

It is also important to recognize the effect of currency movements on the Fund's performance. In general, if the value of the U.S. dollar goes up compared with a foreign currency, an investment traded in that foreign currency will go down in value because it will be worth fewer U.S. dollars. This can have a negative effect on Fund performance. Conversely, when the U.S. dollar weakens in relation to a foreign currency, an investment traded in that foreign currency will increase in value, which can contribute to Fund performance. From the Fund's inception on October 14, 2008, through March 31, 2009, the U.S. dollar increased in value relative to most non-U.S. currencies. As a result, the Fund's performance was negatively affected by the portfolio's predominant investment in securities with non-U.S. currency exposure.

The Fund's high cash position in a falling stock price environment was a contributor to relative returns during the reporting period. Since the Fund's inception, market volatility provided us with many opportunities to buy what we considered undervalued stocks, which were sold off mainly due to poor market sentiment rather than major deterioration in corporate fundamentals. We put cash to work using strict price limits and strived to be fully invested. The Fund's cash level was 25.6% of total net assets as of period-end.

Following a bottom-up investment approach, we made the Fund's largest investments in Egypt, Kenya and Jordan during the reporting period. We also made select purchases in companies listed in South Africa for their exposure to the African continent. Key additions included Jordan's Arab Bank and the aforementioned MTN Group and East African Breweries. Arab Bank is one of oldest and largest banking institutions in the Middle East. It has an extensive branch network and strong presence in most of the Arab countries as well as international financial centers across five continents. In addition, Arab Bank has a corporate credit rating higher than its home country's sovereign debt rating. From an industry perspective, the Fund's largest exposures were to the commercial banks, wireless and diversified telecommunication services, and chemicals industries.

TOP 10 EQUITY HOLDINGS
3/31/09

COMPANY                                      % OF TOTAL
SECTOR/INDUSTRY, COUNTRY                     NET ASSETS
------------------------                     ----------
MTN Group Ltd.                                  5.2%
   WIRELESS TELECOMMUNICATION SERVICES,
   SOUTH AFRICA
East African Breweries Ltd.                     3.1%
   BEVERAGES, KENYA
Arab Bank PLC                                   2.9%
   COMMERCIAL BANKS, JORDAN
CME (Central European Media
Enterprises Ltd.), A                            2.8%
   MEDIA, CZECH REPUBLIC
British American Tobacco Kenya Ltd.
   Corp.                                        2.6%
   TOBACCO, KENYA
Telecom Egypt                                   2.3%
   DIVERSIFIED TELECOMMUNICATION SERVICES,
   EGYPT
Credicorp Ltd.                                  2.3%
   COMMERCIAL BANKS, PERU
Orascom Telecom Holding SAE, GDR,
   Reg S                                        2.2%
   WIRELESS TELECOMMUNICATION SERVICES,
   EGYPT
Banco Latinoamericano de Exportaciones
   SA, E                                        2.1%
   COMMERCIAL BANKS, PANAMA
National Mobile Telecommunications Co.          1.8%
   WIRELESS TELECOMMUNICATION SERVICES,
   KUWAIT


                               6 | Annual Report

We are excited about frontier markets, which we consider to be the younger generation of emerging markets, and the attractive investment opportunities they could offer. Although this reporting period was challenging for frontier markets, we believe they are in a strong position to weather the effects of the financial crisis because of fiscal stimulus measures and solid foreign reserves built up in the past few years.

Thank you for your participation in Templeton Frontier Markets Fund. We look forward to serving your future investment needs.

(PHOTO OF MARK MOBIUS)


/s/ Mark Mobius
Mark Mobius

(PHOTO OF SVEN RICHTER)


/s/ Sven Richter
Sven Richter

(PHOTO OF JOHAN MEYER)


/s/ Johan Meyer
Johan Meyer
Portfolio Management Team
Templeton Frontier Markets Fund

THE FOREGOING INFORMATION REFLECTS OUR ANALYSIS, OPINIONS AND PORTFOLIO HOLDINGS AS OF MARCH 31, 2009, THE END OF THE REPORTING PERIOD. THE WAY WE IMPLEMENT OUR MAIN INVESTMENT STRATEGIES AND THE RESULTING PORTFOLIO HOLDINGS MAY CHANGE DEPENDING ON FACTORS SUCH AS MARKET AND ECONOMIC CONDITIONS. THESE OPINIONS MAY NOT BE RELIED UPON AS INVESTMENT ADVICE OR AN OFFER FOR A PARTICULAR SECURITY. THE INFORMATION IS NOT A COMPLETE ANALYSIS OF EVERY ASPECT OF ANY MARKET, COUNTRY, INDUSTRY, SECURITY OR THE FUND. STATEMENTS OF FACT ARE FROM SOURCES CONSIDERED RELIABLE, BUT THE INVESTMENT MANAGER MAKES NO REPRESENTATION OR WARRANTY AS TO THEIR COMPLETENESS OR ACCURACY. ALTHOUGH HISTORICAL PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS, THESE INSIGHTS MAY HELP YOU UNDERSTAND OUR INVESTMENT MANAGEMENT PHILOSOPHY.


                                Annual Report | 7

MARK MOBIUS, PH.D., executive chairman, joined Templeton in 1987 as president of Templeton Emerging Markets Fund, Inc. He currently directs analysts based in Templeton's 14 emerging markets offices and manages the emerging markets portfolios. Dr. Mobius has spent more than 30 years working in emerging markets all over the world.

Dr. Mobius earned bachelor's and master's degrees from Boston University, and a Ph.D. in economics and political science from the Massachusetts Institute of Technology. He is the author of several books on mutual funds and investing in emerging markets.

SVEN RICHTER, senior vice president and portfolio manager, joined Templeton in 1995 as an investment analyst. His current responsibilities include equity research and fund management. He covers companies in Africa and in the mining commodity sector. Mr. Richter has spent over 14 years investing in emerging markets and before that almost 10 years working mainly in the loans department of Standard Bank, one of South Africa's leading banks.

Mr. Richter completed a bachelor of commerce degree in economic and business management at a Johannesburg University in 1992. He also completed the South African stockbroker's financial analysis exam.

JOHAN MEYER, vice president and investment analyst, joined the Templeton organization in 2004. He is based in Johannesburg, South Africa, and has research responsibilities for companies in that country, with an emphasis on retail.

Mr. Meyer earned a bachelor's degree of commerce with honors with specialization in economics from the University of Pretoria. While completing his honors degree, Mr. Meyer was also employed by the university as a lecturer's assistant.


                               8 | Annual Report

Performance Summary as of 3/31/09

Your dividend income will vary depending on dividends or interest paid by securities in the Fund's portfolio, adjusted for operating expenses of each class. Capital gain distributions are net profits realized from the sale of portfolio securities. The performance table does not reflect any taxes that a shareholder would pay on Fund dividends, capital gain distributions, if any, or any realized gains on the sale of Fund shares. Total return reflects reinvestment of the Fund's dividends and capital gain distributions, if any, and any unrealized gains or losses.

PRICE INFORMATION

CLASS A (SYMBOL: N/A)         CHANGE   3/31/09   10/14/08
---------------------         ------   -------   --------
Net Asset Value (NAV)         -$0.62    $9.38     $10.00

CLASS C (SYMBOL: N/A)         CHANGE   3/31/09   10/14/08
---------------------         ------   -------   --------
Net Asset Value (NAV)         -$0.65    $9.35     $10.00

CLASS R (SYMBOL: N/A)         CHANGE   3/31/09   10/14/08
---------------------         ------   -------   --------
Net Asset Value (NAV)         -$0.62    $9.38     $10.00

ADVISOR CLASS (SYMBOL: N/A)   CHANGE   3/31/09   10/14/08
---------------------------   ------   -------   --------
Net Asset Value (NAV)         -$0.60    $9.40     $10.00


                               Annual Report | 9

PERFORMANCE(1)

CUMULATIVE TOTAL RETURN EXCLUDES SALES CHARGES. AGGREGATE TOTAL RETURN AND VALUE OF $10,000 INVESTMENT INCLUDE MAXIMUM SALES CHARGES. CLASS A: 5.75% MAXIMUM INITIAL SALES CHARGE; CLASS C: 1% CONTINGENT DEFERRED SALES CHARGE IN FIRST YEAR ONLY; CLASS R/ADVISOR CLASS: NO SALES CHARGES.

CLASS A                                        INCEPTION (10/14/08)
-------                                        --------------------
Cumulative Total Return(2)                             -6.20%
Aggregate Total Return(3)                             -11.69%
Value of $10,000 Investment(4)                       $ 8,831
   Total Annual Operating Expenses(5)
      Without Waiver                    2.40%
      With Waiver                       2.15%

CLASS C                                        INCEPTION (10/14/08)
-------                                        --------------------
Cumulative Total Return(2)                             -6.50%
Aggregate Total Return(3)                              -7.53%
Value of $10,000 Investment(4)                        $9,247
   Total Annual Operating Expenses(5)
      Without Waiver                    3.10%
      With Waiver                       2.85%

CLASS R                                        INCEPTION (10/14/08)
-------                                        --------------------
Cumulative Total Return(2)                             -6.20%
Aggregate Total Return(3)                              -6.20%
Value of $10,000 Investment(4)                        $9,380
   Total Annual Operating Expenses(5)
      Without Waiver                    2.60%
      With Waiver                       2.35%

ADVISOR CLASS                                  INCEPTION (10/14/08)
-------------                                  --------------------
Cumulative Total Return(2)                             -6.00%
Aggregate Total Return(3)                              -6.00%
Value of $10,000 Investment(4)                        $9,400
   Total Annual Operating Expenses(5)
      Without Waiver                    2.10%
      With Waiver                       1.85%

PERFORMANCE DATA REPRESENT PAST PERFORMANCE, WHICH DOES NOT GUARANTEE FUTURE RESULTS. INVESTMENT RETURN AND PRINCIPAL VALUE WILL FLUCTUATE, AND YOU MAY HAVE A GAIN OR LOSS WHEN YOU SELL YOUR SHARES. CURRENT PERFORMANCE MAY DIFFER FROM FIGURES SHOWN. FOR MOST RECENT MONTH-END PERFORMANCE, SEE "FUNDS AND PERFORMANCE" AT franklintempleton.com OR CALL (800) 342-5236.

THE INVESTMENT MANAGER AND ADMINISTRATOR HAVE CONTRACTUALLY AGREED TO WAIVE OR LIMIT THEIR RESPECTIVE FEES AND TO ASSUME AS THEIR OWN EXPENSE CERTAIN EXPENSES OTHERWISE PAYABLE BY THE FUND SO THAT COMMON EXPENSES (I.E., A COMBINATION OF INVESTMENT MANAGEMENT FEES, FUND ADMINISTRATION FEES, AND OTHER EXPENSES, BUT EXCLUDING RULE 12B-1 FEES) FOR EACH CLASS OF THE FUND DO NOT EXCEED THE AMOUNTS SHOWN WITH WAIVER (OTHER THAN CERTAIN NON-ROUTINE EXPENSES OR COSTS, INCLUDING THOSE RELATING TO LITIGATION, INDEMNIFICATION, REORGANIZATIONS AND LIQUIDATIONS) UNTIL 3/31/10.


                               10 | Annual Report

ENDNOTES

SPECIAL RISKS ARE ASSOCIATED WITH FOREIGN INVESTING, INCLUDING CURRENCY FLUCTUATIONS, ECONOMIC INSTABILITY AND POLITICAL DEVELOPMENTS. INVESTMENTS IN EMERGING MARKET COUNTRIES, OF WHICH FRONTIER MARKETS ARE A SUBSET, INVOLVE HEIGHTENED RISKS RELATED TO THE SAME FACTORS, IN ADDITION TO THOSE ASSOCIATED WITH THESE MARKETS' SMALLER SIZE, LESSER LIQUIDITY AND LACK OF ESTABLISHED LEGAL, POLITICAL, BUSINESS AND SOCIAL FRAMEWORKS TO SUPPORT SECURITIES MARKETS. THE FUND'S ABILITY TO INVEST IN SMALLER-COMPANY SECURITIES THAT MAY HAVE LIMITED LIQUIDITY INVOLVES ADDITIONAL RISKS, SUCH AS RELATIVELY SMALL REVENUES, LIMITED PRODUCT LINES AND SMALL MARKET SHARE. HISTORICALLY, THESE STOCKS HAVE EXHIBITED GREATER PRICE VOLATILITY THAN LARGER-COMPANY STOCKS, ESPECIALLY OVER THE SHORT TERM. BECAUSE THE FUND IS NONDIVERSIFIED AND MAY INVEST A GREATER PORTION OF ITS ASSETS IN THE SECURITIES OF ONE ISSUER THAN A DIVERSIFIED FUND, IT MAY BE MORE SENSITIVE TO ECONOMIC, BUSINESS, POLITICAL OR OTHER CHANGES AFFECTING SIMILAR ISSUERS OR SECURITIES. ALL INVESTMENTS IN THE FUND SHOULD BE THOUGHT OF AS LONG-TERM INVESTMENTS THAT COULD EXPERIENCE SIGNIFICANT PRICE VOLATILITY IN ANY GIVEN YEAR. THE FUND IS DESIGNED FOR THE AGGRESSIVE PORTION OF A WELL-DIVERSIFIED PORTFOLIO. THE FUND'S PROSPECTUS ALSO INCLUDES A DESCRIPTION OF THE MAIN INVESTMENT RISKS.

CLASS C: These shares have higher annual fees and expenses than Class A shares.

CLASS R: Shares are available to certain eligible investors as described in the prospectus. These shares have higher annual fees and expenses than Class A shares.

ADVISOR CLASS: Shares are available to certain eligible investors as described in the prospectus.

(1.) If the manager and administrator had not waived fees, the Fund's total returns would have been lower.

(2.) Cumulative total return represents the change in value of an investment over the period indicated.

(3.) Aggregate total return represents the change in value of an investment over the period indicated. Because the Fund has existed for less than one year, average annual total returns are not available.

(4.) These figures represent the value of a hypothetical $10,000 investment in the Fund over the period indicated.

(5.) Figures are as stated in the Fund's prospectus current as of the date of this report. In periods of market volatility, assets may decline significantly, causing total annual Fund operating expenses to become higher than the figures shown.


                               Annual Report | 11

Your Fund's Expenses

As a Fund shareholder, you can incur two types of costs:

-    Transaction costs, including sales charges (loads) on Fund purchases; and

- Ongoing Fund costs, including management fees, distribution and service (12b-1) fees, and other Fund expenses. All mutual funds have ongoing costs, sometimes referred to as operating expenses.

The following table shows ongoing costs of investing in the Fund and can help you understand these costs and compare them with those of other mutual funds. The table assumes a $1,000 investment held for the six months indicated.

ACTUAL FUND EXPENSES

The first line (Actual) for each share class listed in the table provides actual account values and expenses. The "Ending Account Value" is derived from the Fund's actual return, which includes the effect of Fund expenses.

You can estimate the expenses you paid during the period by following these steps. OF COURSE, YOUR ACCOUNT VALUE AND EXPENSES WILL DIFFER FROM THOSE IN THIS
ILLUSTRATION:

1.   Divide your account value by $1,000.
     IF AN ACCOUNT HAD AN $8,600 VALUE, THEN $8,600 / $1,000 = 8.6.

2. Multiply the result by the number under the heading "Expenses Paid During Period."
     IF EXPENSES PAID DURING PERIOD WERE $7.50, THEN 8.6 X $7.50 = $64.50.

In this illustration, the estimated expenses paid this period are $64.50.

HYPOTHETICAL EXAMPLE FOR COMPARISON WITH OTHER FUNDS

Information in the second line (Hypothetical) for each class in the table can help you compare ongoing costs of investing in the Fund with those of other mutual funds. This information may not be used to estimate the actual ending account balance or expenses you paid during the period. The hypothetical "Ending Account Value" is based on the actual expense ratio for each class and an assumed 5% annual rate of return before expenses, which does not represent the Fund's actual return. The figure under the heading "Expenses Paid During Period" shows the hypothetical expenses your account would have incurred under this scenario. You can compare this figure with the 5% hypothetical examples that appear in shareholder reports of other funds.


                               12 | Annual Report

PLEASE NOTE THAT EXPENSES SHOWN IN THE TABLE ARE MEANT TO HIGHLIGHT ONGOING COSTS AND DO NOT REFLECT ANY TRANSACTION COSTS, SUCH AS SALES CHARGES. Therefore, the second line for each class is useful in comparing ongoing costs only, and will not help you compare total costs of owning different funds. In addition, if transaction costs were included, your total costs would have been higher. Please refer to the Fund prospectus for additional information on operating expenses.

                                                                      EXPENSES PAID DURING PERIOD*
                                 BEGINNING ACCOUNT   ENDING ACCOUNT     ACTUAL 10/14/08-3/31/09
CLASS A                            VALUE 10/1/08      VALUE 3/31/09   HYPOTHETICAL 10/1/08-3/31/09
------------------------------   -----------------   --------------   ----------------------------
Actual (10/14/08-3/31/09)              $1,000           $  938.00                $ 9.65
Hypothetical (5% return before
   expenses)                           $1,000           $1,013.12                $10.79
CLASS C

Actual (10/14/08-3/31/09)              $1,000           $  935.00                $12.77
Hypothetical (5% return before
   expenses)                           $1,000           $1,009.85                $14.28
CLASS R

Actual (10/14/08-3/31/09)              $1,000           $  938.00                $ 9.15
Hypothetical (5% return before
   expenses)                           $1,000           $1,013.62                $10.24
ADVISOR CLASS
Actual (10/14/08-3/31/09)              $1,000           $  940.00                $ 8.31
Hypothetical (5% return before
   expenses)                           $1,000           $1,014.50                $ 9.29

* Expenses are calculated using the most recent six -month expense ratio, net of expense waivers, annualized for each class (A: 2.15%; C: 2.85%; R:
     2.04%; and Advisor: 1.85%), multiplied by the average account value over the period, multiplied by 182/365 (Hypothetical) to reflect the one-half year period. For Actual expenses, the multiplier is 169/365 to reflect the number of days since the Fund's inception.


                               Annual Report | 13

Templeton Global Investment Trust

FINANCIAL HIGHLIGHTS

TEMPLETON FRONTIER MARKETS FUND

                                                                   PERIOD
                                                                   ENDED
                                                                 MARCH 31,
CLASS A                                                           2009(a)
--------------------------------------------------------------   ---------
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................    $ 10.00
                                                                  -------
Income from investment operations(b):
   Net investment income(c) ..................................      0.02
   Net realized and unrealized gains (losses) ................     (0.64)
                                                                  -------
Total from investment operations .............................     (0.62)
                                                                  -------
Net asset value, end of period ...............................    $ 9.38
                                                                  -------
Total return(d) ..............................................     (6.20)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates ............      5.89%
Expenses net of waiver and payments by affiliates ............      2.15%
Net investment income ........................................      0.59%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................    $5,123
Portfolio turnover rate ......................................     14.54%

(a) For the period October 14, 2008 (commencement of operations) to March 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               14 | Annual Report

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

                                                                   PERIOD
                                                                   ENDED
                                                                 MARCH 31,
                                                                  2009(a)
                                                                 ---------
CLASS C
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period .........................   $   10.00
                                                                 ---------
Income from investment operations(b):
   Net investment income(c) ..................................        0.05
   Net realized and unrealized gains (losses) ................       (0.70)
                                                                 ---------
Total from investment operations .............................       (0.65)
                                                                 ---------
Net asset value, end of period ...............................   $    9.35
                                                                 ---------
Total return(d) ..............................................       (6.50)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates ............        6.59%
Expenses net of waiver and payments by affiliates ............        2.85%
Net investment income (loss) .................................       (0.11)%
SUPPLEMENTAL DATA
Net assets, end of period (000's) ............................   $     107
Portfolio turnover rate ......................................       14.54%

(a) For the period October 14, 2008 (commencement of operations) to March 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 15

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

                                                                   PERIOD
                                                                   ENDED
                                                                 MARCH 31,
                                                                  2009(a)
                                                                 ---------
CLASS R
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period..........................   $   10.00
                                                                 ---------
Income from investment operations(b):
   Net investment income(c)...................................        0.08
   Net realized and unrealized gains (losses).................       (0.70)
                                                                 ---------
Total from investment operations..............................       (0.62)
                                                                 ---------
Net asset value, end of period................................   $    9.38
                                                                 ---------
Total return(d)...............................................       (6.20)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates.............        5.78%
Expenses net of waiver and payments by affiliates.............        2.04%
Net investment income.........................................        0.70%
SUPPLEMENTAL DATA
Net assets, end of period (000's).............................   $      24
Portfolio turnover rate                                              14.54%

(a) For the period October 14, 2008 (commencement of operations) to March 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d) Total return does not reflect sales commissions or contingent deferred sales charges, if applicable, and is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               16 | Annual Report

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

                                                                   PERIOD
                                                                   ENDED
                                                                 MARCH 31,
                                                                  2009(a)
                                                                 ---------
ADVISOR CLASS
PER SHARE OPERATING PERFORMANCE
(for a share outstanding throughout the period)
Net asset value, beginning of period..........................   $   10.00
                                                                 ---------
Income from investment operations(b):
   Net investment income(c)...................................        0.06
   Net realized and unrealized gains (losses).................       (0.66)
                                                                 ---------
Total from investment operations..............................       (0.60)
                                                                 ---------
Net asset value, end of period................................   $    9.40
                                                                 ---------
Total return(d)...............................................       (6.00)%
RATIOS TO AVERAGE NET ASSETS(e)
Expenses before waiver and payments by affiliates.............        5.59%
Expenses net of waiver and payments by affiliates.............        1.85%
Net investment income.........................................        0.89%
SUPPLEMENTAL DATA
Net assets, end of period (000's).............................   $     568
Portfolio turnover rate ......................................       14.54%

(a) For the period October 14, 2008 (commencement of operations) to March 31, 2009.

(b) The amount shown for a share outstanding throughout the period may not correlate with the Statement of Operations for the period due to the timing of sales and repurchases of the Fund shares in relation to income earned and/or fluctuating market value of the investments of the Fund.

(c)  Based on average daily shares outstanding.

(d)  Total return is not annualized for periods less than one year.

(e)  Ratios are annualized for periods less than one year.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 17

Templeton Global Investment Trust

STATEMENT OF INVESTMENTS, MARCH 31, 2009

TEMPLETON FRONTIER MARKETS FUND                                       INDUSTRY                     SHARES         VALUE
-------------------------------                        --------------------------------------  -------------  -------------
    COMMON STOCKS 74.1%
    CAMBODIA 1.7%
    NagaCorp Ltd. ...................................      Hotels, Restaurants & Leisure           1,068,000  $      96,458
                                                                                                              -------------
    CHILE 1.4%
    Banco Santander Chile SA, ADR ...................             Commercial Banks                     1,400         48,090
    Lan Airlines SA, ADR ............................                 Airlines                         3,700         30,932
                                                                                                              -------------
                                                                                                                     79,022
                                                                                                              -------------
    CZECH REPUBLIC 2.8%
(a) Central European Media Enterprises Ltd., A ......                  Media                          14,400        165,024
                                                                                                              -------------
    EGYPT 11.6%
    Alexandria Mineral Oils Co. .....................                Chemicals                         4,402         31,644
    Commercial International Bank Ltd. ..............             Commercial Banks                    14,800         85,480
    Delta Sugar Co. .................................              Food Products                      16,221         50,730
(a) Egyptian Financial and Industrial Co. ...........                Chemicals                        14,750         57,858
    Egyptian International Pharmaceutical Industries
       Co. ..........................................             Pharmaceuticals                     15,486         67,562
    El Ezz Aldekhela Steel Alexa Co. ................             Metals & Mining                        220         25,920
    Maridive & Oil Services SAE .....................       Energy Equipment & Services               12,350         34,333
(b) Orascom Telecom Holding SAE, GDR, Reg S .........   Wireless Telecommunication Services            5,800        129,978
    Paints & Chemical Industries Co. SAE ............                Chemicals                        12,693         57,157
    Telecom Egypt ...................................  Diversified Telecommunication Services         51,110        136,076
                                                                                                              -------------
                                                                                                                    676,738
                                                                                                              -------------
    INDONESIA 4.0%
    PT Astra International Tbk ......................               Automobiles                       12,000         14,799
    PT Bank Danamon Indonesia Tbk ...................             Commercial Banks                   191,000         51,655
    PT Gudang Garam Tbk .............................                 Tobacco                         81,500         41,614
(a) PT Panin Life Tbk ...............................                Insurance                     4,229,000         24,521
    PT Semen Gresik (Persero) Tbk ...................          Construction Materials                 99,000         31,915
    PT Telekomunikasi Indonesia, B ..................  Diversified Telecommunication Services        104,000         67,953
                                                                                                              -------------
                                                                                                                    232,457
                                                                                                              -------------
    JORDAN 4.6%
    Arab Bank PLC ...................................             Commercial Banks                    10,755        169,892
    Arab Potash Co. Ltd. ............................                Chemicals                         1,814         95,474
                                                                                                              -------------
                                                                                                                    265,366
                                                                                                              -------------
    KAZAKHSTAN 1.0%
    KazMuniGas Exploration Production, GDR ..........       Oil, Gas & Consumable Fuels                4,050         60,345
                                                                                                              -------------
    KENYA 9.0%
    British American Tobacco Kenya Ltd. Corp. .......                 Tobacco                         88,000        152,139
    East African Breweries Ltd. .....................                Beverages                       125,600        179,652
    Equity Bank Ltd. ................................             Commercial Banks                   340,000         73,582


                               18 | Annual Report

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND                                       INDUSTRY                     SHARES         VALUE
-------------------------------                        --------------------------------------  -------------  -------------
    COMMON STOCKS (CONTINUED)
    KENYA (CONTINUED)
    Kenya Airways Ltd. ..............................                 Airlines                        72,800  $      17,883
(a) Safaricom Ltd. ..................................    Wireless Telecommunication Services       2,642,700         98,608
                                                                                                              -------------
                                                                                                                    521,864
                                                                                                              -------------
    KUWAIT 3.1%
    Kout Food Group .................................       Hotels, Restaurants & Leisure             40,000         52,144
    National Bank of Kuwait .........................             Commercial Banks                     5,500         18,868
    National Mobile Telecommunications Co. ..........    Wireless Telecommunication Services          20,000        107,033
                                                                                                              -------------
                                                                                                                    178,045
                                                                                                              -------------
    LATVIA 0.5%
(a) Grindeks ........................................              Pharmaceuticals                     8,290         31,807
    MAURITIUS 1.6%
    Mauritius Commercial Bank .......................             Commercial Banks                    21,236         60,856
    New Mauritius Hotels Ltd. .......................       Hotels, Restaurants & Leisure             14,400         33,528
                                                                                                              -------------
                                                                                                                     94,384
                                                                                                              -------------
    NETHERLANDS 0.4%
(a) Vimetco NV, GDR .................................              Metals & Mining                    98,250         20,633
                                                                                                              -------------
    NIGERIA 2.0%
    Dangote Sugar Refinery PLC ......................               Food Products                    602,880         54,472
    Nigerian Breweries PLC ..........................                 Beverages                       14,517          3,475
(a) UAC of Nigeria PLC ..............................         Industrial Conglomerates                23,061          4,107
    United Bank for Africa PLC ......................             Commercial Banks                 1,058,101         56,906
                                                                                                              -------------
                                                                                                                    118,960
                                                                                                              -------------
    OMAN 0.2%
    Bank Muscat SAOG ................................             Commercial Banks                     9,653         14,592
                                                                                                              -------------
    PAKISTAN 0.3%
    Fauji Fertilizer Co. Ltd. .......................                 Chemicals                       15,000         16,226
                                                                                                              -------------
    PANAMA 3.1%
    Banco Latinoamericano de Exportaciones SA, E ....             Commercial Banks                    13,170        123,403
    Copa Holdings SA ................................                 Airlines                         2,000         57,340
                                                                                                              -------------
                                                                                                                    180,743
                                                                                                              -------------
    PERU 2.3%
    Credicorp Ltd. ..................................             Commercial Banks                     2,800        131,152
                                                                                                              -------------
    PHILIPPINES 3.9%
    Globe Telecom Inc. ..............................    Wireless Telecommunication Services           4,500         77,892
    Manila Water Co. ................................              Water Utilities                   232,000         52,902
    Pepsi-Cola Products Philippines Inc. ............                 Beverages                    5,060,000         96,501
                                                                                                              -------------
                                                                                                                    227,295
                                                                                                              -------------


                               Annual Report | 19

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND                                       INDUSTRY                     SHARES         VALUE
-------------------------------                        --------------------------------------  -------------  -------------
    COMMON STOCKS (CONTINUED)
    QATAR 2.8%
    Commercial Bank of Qatar ........................             Commercial Banks                     1,719  $      21,949
    Doha Bank QSC ...................................             Commercial Banks                     1,342          9,876
    Qatar National Bank .............................             Commercial Banks                     2,067         53,353
    Qatar Telecom QSC (Q-Tel) .......................  Diversified Telecommunication Services          3,020         78,449
                                                                                                              -------------
                                                                                                                    163,627
                                                                                                              -------------
    ROMANIA 2.3%
    BRD-Groupe Societe Generale .....................             Commercial Banks                    19,410         37,988
    SNP Petrom SA ...................................       Oil, Gas & Consumable Fuels            2,010,000         96,300
                                                                                                              -------------
                                                                                                                    134,288
                                                                                                              -------------
    SOUTH AFRICA 5.2%
    MTN Group Ltd. ..................................   Wireless Telecommunication Services           27,300        302,437
                                                                                                              -------------
    TUNISIA 0.6%
(a) Poulina Group Holding ...........................      Diversified Financial Services              8,693         35,284
                                                                                                              -------------
    UNITED ARAB EMIRATES 2.9%
(a) Air Arabia ......................................                 Airlines                       145,050         41,859
(a) Aramex Co. ......................................         Air Freight & Logistics                103,480         30,144
    First Gulf Bank .................................             Commercial Banks                    22,621         52,347
    National Bank of Abu Dhabi ......................             Commercial Banks                    11,470         26,230
    Union National Bank .............................             Commercial Banks                    32,242         18,258
                                                                                                              -------------
                                                                                                                    168,838
                                                                                                              -------------
    UNITED KINGDOM 1.7%
    PZ Cussons PLC ..................................            Household Products                   44,470         99,696
                                                                                                              -------------
    VIETNAM 0.9%
    Dry Cell Storage Battery JSC ....................           Electrical Equipment                   5,850         11,446
(a) Gemadept Corp. ..................................      Transportation Infrastructure               9,400         15,591
    Hoa Binh Rubber JSC .............................                Chemicals                         4,490          6,286
    North Kinhdo Food JSC ...........................              Food Products                       1,400          1,243
    Petrovietnam Fertilizer and Chemical JSC ........                Chemicals                         3,180          5,650
    Tay Ninh Rubber JSC .............................                Chemicals                         7,820         10,948
                                                                                                              -------------
                                                                                                                     51,164
                                                                                                              -------------
    VIRGIN ISLANDS (BRITISH) 1.8%
(a) Gem Diamonds Ltd. ...............................             Metals & Mining                     49,950        106,786
                                                                                                              -------------
    ZAMBIA 2.4%
(a) Celtel Zambia Ltd. ..............................   Wireless Telecommunication Services          904,010         51,658
    Zambeef Products PLC ............................              Food Products                     170,110         91,130
                                                                                                              -------------
                                                                                                                    142,788
                                                                                                              -------------
TOTAL COMMON STOCKS (COST $4,641,206) ...............                                                             4,316,019
                                                                                                              -------------


                               20 | Annual Report

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND                                       INDUSTRY                     SHARES         VALUE
-------------------------------                        --------------------------------------  -------------  -------------
    PREFERRED STOCKS (COST $14,738) 0.3%
    CROATIA 0.3%
    Adris Grupa d.d, pfd. ...........................           Tobacco                                  608  $      16,242
                                                                                                              -------------
    TOTAL INVESTMENTS BEFORE SHORT TERM
       INVESTMENTS (COST $4,655,944) ................                                                             4,332,261
                                                                                                              -------------
    SHORT TERM INVESTMENTS (COST $1,199,673) 20.6%
    MONEY MARKET FUNDS 20.6%
    UNITED STATES 20.6%
(c) Franklin Institutional Fiduciary Trust Money
       Market Portfolio, 0.13% ......................                                              1,199,673      1,199,673
                                                                                                              -------------
    TOTAL INVESTMENTS (COST $5,855,617) 95.0% .......                                                             5,531,934
    OTHER ASSETS, LESS LIABILITIES 5.0% .............                                                               290,277
                                                                                                              -------------
    NET ASSETS 100.0% ...............................                                                         $   5,822,211
                                                                                                              =============

See Abbreviations on page 34.

(a)  Non-income producing.

(b) Security was purchased pursuant to Regulation S under the Securities Act of 1933, which exempts from registration securities offered and sold outside of the United States. Such a security cannot be sold in the United States without either an effective registration statement filed pursuant to the Securities Act of 1933, or pursuant to an exemption from registration. This security has been deemed liquid under guidelines approved by the Fund's Board of Trustees. At March 31, 2009, the value of this security was $129,978 representing 2.23% of net assets.

(c) See Note 7 regarding investments in the Franklin Institutional Fiduciary Trust Money Market Portfolio. The rate shown is the annualized seven-day yield at period end.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 21

Templeton Global Investment Trust

FINANCIAL STATEMENTS

STATEMENT OF ASSETS AND LIABILITIES
March 31, 2009

                                                                 TEMPLETON
                                                                  FRONTIER
                                                                  MARKETS
                                                                    FUND
                                                                -----------
Assets:
   Investments in securities:
      Cost - Unaffiliated issuers ...........................   $ 4,655,944
      Cost - Sweep Money Fund (Note 7) ......................     1,199,673
                                                                -----------
      Total cost of investments .............................   $ 5,855,617
                                                                -----------
      Value - Unaffiliated issuers ..........................   $ 4,332,261
      Value - Sweep Money Fund (Note 7) .....................     1,199,673
                                                                -----------
      Total value of investments ............................     5,531,934
   Cash .....................................................        61,711
   Foreign currency, at value (cost and $24,621) ............        24,636
   Receivables:
      Investment securities sold ............................       165,760
      Capital shares sold ...................................        33,570
      Dividends .............................................        38,618
      Affiliates ............................................        57,377
   Offering costs ...........................................        53,454
                                                                -----------
         Total assets .......................................     5,967,060
                                                                -----------
Liabilities:
   Payables:
      Investment securities purchased .......................       124,752
   Accrued expenses and other liabilities ...................        20,097
                                                                -----------
         Total liabilities ..................................       144,849
                                                                -----------
            Net assets, at value ............................   $ 5,822,211
                                                                -----------
Net assets consist of:
   Paid-in capital ..........................................   $ 6,130,972
   Undistributed net investment income ......................        39,143
   Net unrealized appreciation (depreciation) ...............      (324,744)
   Accumulated net realized gain (loss) .....................       (23,160)
                                                                -----------
            Net assets, at value ............................   $ 5,822,211
                                                                -----------

  The accompanying notes are an integral part of these financial statements.


                               22 | Annual Report

Templeton Global Investment Trust

STATEMENT OF ASSETS AND LIABILITIES (CONTINUED)
March 31, 2009

                                                                 TEMPLETON
                                                                  FRONTIER
                                                                  MARKETS
                                                                    FUND
                                                                -----------
CLASS A:
   Net assets, at value. ....................................   $ 5,123,126
                                                                -----------
   Shares outstanding .......................................       546,161
                                                                -----------
   Net asset value per share(a) .............................   $      9.38
                                                                -----------
   Maximum offering price per share
      (net asset value per share / 94.25%) ..................   $      9.95
                                                                -----------
CLASS C:
   Net assets, at value. ....................................   $   107,486
                                                                -----------
   Shares outstanding .......................................        11,495
                                                                -----------
   Net asset value and maximum offering price per share(a) ..   $      9.35
                                                                -----------
CLASS R:
   Net assets, at value. ....................................   $    23,625
                                                                -----------
   Shares outstanding .......................................         2,518
                                                                -----------
   Net asset value and maximum offering price per share .....   $      9.38
                                                                -----------
ADVISOR CLASS:
   Net assets, at value. ....................................   $   567,974
                                                                -----------
   Shares outstanding .......................................        60,434
                                                                -----------
   Net asset value and maximum offering price per share .....   $      9.40
                                                                -----------

(a) Redemption price is equal to net asset value less contingent deferred sales charges, if applicable.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 23

Templeton Global Investment Trust

STATEMENT OF OPERATIONS
for the period ended March 31, 2009(a)

                                                                 TEMPLETON
                                                                  FRONTIER
                                                                  MARKETS
                                                                    FUND
                                                                -----------
Investment income:
   Dividends: (net of foreign taxes of $3,059)
      Unaffiliated issuers ..................................   $    58,335
      Sweep Money Fund (Note 7) .............................         8,427
                                                                -----------
         Total investment income ............................        66,762
                                                                -----------
Expenses:
   Management fees (Note 3a) ................................        26,325
   Administrative fees (Note 3b) ............................         4,908
   Distribution fees: (Note 3c)
      Class A ...............................................         6,727
      Class C ...............................................           244
      Class R ...............................................             9
   Transfer agent fees (Note 3e) ............................         1,727
   Custodian fees (Note 4) ..................................         3,000
   Reports to shareholders ..................................         7,631
   Registration and filing fees .............................         8,005
   Professional fees ........................................        34,609
   Trustees' fees and expenses ..............................         1,493
   Amortization of offering costs ...........................        46,014
   Other ....................................................         2,684
                                                                -----------
         Total expenses .....................................       143,376
         Expenses waived/paid by affiliates (Note 3f) .......       (91,262)
                                                                -----------
            Net expenses ....................................        52,114
                                                                -----------
               Net investment income ........................        14,648
                                                                -----------
Realized and unrealized gains (losses):
   Net realized gain (loss) from:
      Investments ...........................................       (23,160)
      Foreign currency transactions .........................           677
                                                                -----------
               Net realized gain (loss) .....................       (22,483)
                                                                -----------
   Net change in unrealized appreciation (depreciation) on:
      Investments ...........................................      (323,683)
      Translation of other assets and liabilities
         denominated in foreign currencies ..................        (1,061)
                                                                -----------
               Net change in unrealized appreciation
                  (depreciation) ............................      (324,744)
                                                                -----------
Net realized and unrealized gain (loss) .....................      (347,227)
                                                                -----------
Net increase (decrease) in net assets resulting
   from operations ..........................................   $  (332,579)
                                                                -----------

(a) For the period October 14, 2008 (commencement of operations) to March 31, 2009.

   The accompanying notes are an integral part of these financial statements.


                               24 | Annual Report

Templeton Global Investment Trust

STATEMENT OF CHANGES IN NET ASSETS

                                                                 TEMPLETON
                                                                  FRONTIER
                                                                  MARKETS
                                                                    FUND
                                                                   PERIOD
                                                                   ENDED
                                                                 MARCH 31,
                                                                  2009(a)
                                                                -----------
Increase (decrease) in net assets:
   Operations:
      Net investment income .................................   $    14,648
      Net realized gain (loss) from investments
         and foreign currency transactions ..................       (22,483)
      Net change in unrealized appreciation
         (depreciation) on investments and translation
         of other assets and liabilities denominated
         in foreign currencies ..............................      (324,744)
                                                                -----------
            Net increase (decrease) in net assets
               resulting from operations ....................      (332,579)
                                                                -----------
Capital share transactions: (Note 2)
      Class A ...............................................     5,440,607
      Class C ...............................................       107,897
      Class R ...............................................        23,688
      Advisor Class .........................................       582,598
                                                                -----------
Total capital share transactions ............................     6,154,790
                                                                -----------
            Net increase (decrease) in net assets ...........     5,822,211
Net assets:
   Beginning of period ......................................            --
                                                                -----------
   End of period ............................................   $ 5,822,211
                                                                -----------
Undistributed net investment income included in
   net assets:
   End of period ............................................   $    39,143
                                                                -----------

(a) For the period October 14, 2008 (commencement of operations) to March 31, 2009.

   The accompanying notes are an integral part of these financial statements.


                               Annual Report | 25

Templeton Global Investment Trust

NOTES TO FINANCIAL STATEMENTS

TEMPLETON FRONTIER MARKETS FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES

Templeton Global Investment Trust (Trust) is registered under the Investment Company Act of 1940, as amended, (1940 Act) as an open-end investment company, consisting of four separate funds. The Templeton Frontier Markets Fund (Fund) is included in this report. The financial statements of the remaining funds in the Trust are presented separately. Effective October 14, 2008, the Fund commenced operations offering four classes of shares: Class A, Class C, Class R, and Advisor Class. Each class of shares differs by its initial sales load, contingent deferred sales charges, distribution fees, voting rights on matters affecting a single class and its exchange privilege.

The following summarizes the Fund's significant accounting policies.

A. SECURITY VALUATION

Securities listed on a securities exchange or on the NASDAQ National Market System are valued at the last quoted sale price or the official closing price of the day, respectively. Over-the-counter securities and listed securities for which there is no reported sale are valued within the range of the most recent quoted bid and ask prices. Securities that trade in multiple markets or on multiple exchanges are valued according to the broadest and most representative market. Investments in open-end mutual funds are valued at the closing net asset value.

Foreign securities are valued as of the close of trading on the foreign stock exchange on which the security is primarily traded, or the NYSE, whichever is earlier. If no sale is reported at that time, the foreign security will be valued within the range of the most recent quoted bid and ask prices. The value is then converted into its U.S. dollar equivalent at the foreign exchange rate in effect at the close of the NYSE on the day that the value of the foreign security is determined.

The Fund has procedures to determine the fair value of individual securities and other assets for which market prices are not readily available or which may not be reliably priced. Methods for valuing these securities may include: fundamental analysis, matrix pricing, discounts from market prices of similar securities, or discounts applied due to the nature and duration of restrictions on the disposition of the securities. Due to the inherent uncertainty of valuations of such securities, the fair values may differ significantly from the values that would have been used had a ready market for such investments existed. Occasionally, events occur between the time at which trading in a security is completed and the close of the NYSE that might call into question the availability (including the reliability) of the value of a portfolio security held by the Fund. The investment manager monitors price movements following the close of trading in foreign stock markets through a series of country specific market proxies (such as baskets of American Depository Receipts, futures contracts and exchange traded funds). These price movements are measured against established trigger thresholds for each specific market proxy to assist in determining if an event has occurred. If such an event occurs, the securities may be valued using fair value procedures, which may include the use of independent pricing services. All security valuation procedures are approved by the Trust's Board of Trustees.


                               26 | Annual Report

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

B. FOREIGN CURRENCY TRANSLATION

Portfolio securities and other assets and liabilities denominated in foreign currencies are translated into U.S. dollars based on the exchange rate of such currencies against U.S. dollars on the date of valuation. Purchases and sales of securities, income and expense items denominated in foreign currencies are translated into U.S. dollars at the exchange rate in effect on the transaction date. Occasionally, events may impact the availability or reliability of foreign exchange rates used to convert the U.S. dollar equivalent value. If such an event occurs, the foreign exchange rate will be valued at fair value using procedures established and approved by the Trust's Board of Trustees.

The Fund does not separately report the effect of changes in foreign exchange rates from changes in market prices on securities held. Such changes are included in net realized and unrealized gain or loss from investments on the Statement of Operations.

Realized foreign exchange gains or losses arise from sales of foreign currencies, currency gains or losses realized between the trade and settlement dates on securities transactions and the difference between the recorded amounts of dividends, interest, and foreign withholding taxes and the U.S. dollar equivalent of the amounts actually received or paid. Net unrealized foreign exchange gains and losses arise from changes in foreign exchange rates on foreign denominated assets and liabilities other than investments in securities held at the end of the reporting period.

C. FOREIGN CURRENCY CONTRACTS

When the Fund purchases or sells foreign securities it may enter into foreign exchange contracts to minimize foreign exchange risk from the trade date to the settlement date of the transactions. A foreign exchange contract is an agreement between two parties to exchange different currencies at an agreed upon exchange rate at a future date. Realized and unrealized gains and losses on these contracts are included in the Statement of Operations.

The risks of these contracts include movement in the values of the foreign currencies relative to the U.S. dollar and the possible inability of the counterparties to fulfill their obligations under the contracts, which may be in excess of the amount reflected in the Statement of Assets and Liabilities.

D. INCOME TAXES

No provision has been made for U.S. income taxes because it is the Fund's policy to qualify as a regulated investment company under the Internal Revenue Code and to distribute to shareholders substantially all of its taxable income and net realized gains.

The Fund has reviewed the tax positions as of March 31, 2009, and has determined that no provision for income tax is required in the Fund's financial statements.


                               Annual Report | 27

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

D. INCOME TAXES (CONTINUED)

Foreign securities held by the Fund may be subject to foreign taxation on dividend income received. Foreign taxes, if any, are recorded based on the tax regulations and rates that exist in the foreign markets in which the Fund invests.

E. SECURITY TRANSACTIONS, INVESTMENT INCOME, EXPENSES AND DISTRIBUTIONS

Security transactions are accounted for on trade date. Realized gains and losses on security transactions are determined on a specific identification basis. Estimated expenses are accrued daily. Dividend income is recorded on the ex-dividend date except that certain dividends from foreign securities are recognized as soon as the Fund is notified of the ex-dividend date. Distributions to shareholders are recorded on the ex-dividend date and are determined according to income tax regulations (tax basis). Distributable earnings determined on a tax basis may differ from earnings recorded in accordance with accounting principles generally accepted in the United States of America. These differences may be permanent or temporary. Permanent differences are reclassified among capital accounts to reflect their tax character. These reclassifications have no impact on net assets or the results of operations. Temporary differences are not reclassified, as they may reverse in subsequent periods.

Realized and unrealized gains and losses and net investment income, not including class specific expenses, are allocated daily to each class of shares based upon the relative proportion of net assets of each class. Differences in per share distributions, by class, are generally due to differences in class specific expenses.

Common expenses incurred by the Trust are allocated among the Funds based on the ratio of net assets of each fund to the combined net assets of the Trust. Fund specific expenses are charged directly to the fund that incurred the expense.

F. OFFERING COSTS

Offering costs are amortized on a straight line basis over twelve months.

G. ACCOUNTING ESTIMATES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities at the date of the financial statements and the amounts of income and expenses during the reporting period. Actual results could differ from those estimates.


                               28 | Annual Report

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

1. ORGANIZATION AND SIGNIFICANT ACCOUNTING POLICIES (CONTINUED)

H. GUARANTEES AND INDEMNIFICATIONS

Under the Trust's organizational documents, its officers and trustees are indemnified by the Trust against certain liabilities arising out of the performance of their duties to the Trust. Additionally, in the normal course of business, the Trust enters into contracts with service providers that contain general indemnification clauses. The Trust's maximum exposure under these arrangements is unknown as this would involve future claims that may be made against the Trust that have not yet occurred. Currently, the Trust expects the risk of loss to be remote.

2. SHARES OF BENEFICIAL INTEREST

At March 31, 2009, there were an unlimited number of shares authorized ($0.01 par value). Transactions in the Fund's shares were as follows:

                                        PERIOD ENDED
                                     MARCH 31, 2009(A)
                                   ---------------------
                                    SHARES      AMOUNT
                                   --------   ----------
CLASS A SHARES:
   Shares sold .................    549,757   $5,473,106
   Shares redeemed .............     (3,596)     (32,499)
                                   --------   ----------
   Net increase (decrease) .....    546,161   $5,440,607
                                   --------   ----------
CLASS C SHARES:
   Shares sold .................     11,495   $  107,897
                                   --------   ----------
   Net increase (decrease)           11,495   $  107,897
                                   --------   ----------
CLASS R SHARES:
   Shares sold .................      2,518   $   23,688
                                   --------   ----------
   Net increase (decrease) .....      2,518   $   23,688
                                   --------   ----------
ADVISOR CLASS SHARES:
   Shares sold .................     62,109   $  598,528
   Shares redeemed .............     (1,675)     (15,930)
                                   --------   ----------
   Net increase (decrease) .....     60,434   $  582,598
                                   ========   ==========

(a) For the period October 14, 2008 (commencement of operations) to March 31, 2009.


                               Annual Report | 29

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

3. TRANSACTIONS WITH AFFILIATES

Franklin Resources, Inc. is the holding company for various subsidiaries that together are referred to as Franklin Templeton Investments. Certain officers and trustees of the Fund are also officers and/or directors of the following subsidiaries:

SUBSIDIARY                                                      AFFILIATION
----------                                                      -----------
Templeton Asset Management Ltd. (TAML)                          Investment manager
Franklin Templeton Services, LLC (FT Services)                  Administrative manager
Franklin Templeton Distributors, Inc. (Distributors)            Principal underwriter
Franklin Templeton Investor Services, LLC (Investor Services)   Transfer agent

A. MANAGEMENT FEES

The Fund pays an investment management fee to TAML based on the average daily net assets of the Fund as follows:

ANNUALIZED FEE RATE   NET ASSETS
-------------------   ----------
       1.25%          Up to and including $1 billion
       1.20%          Over $1 billion, up to and including $5 billion
       1.15%          Over $5 billion, up to and including $10 billion
       1.10%          Over $10 billion, up to and including $15 billion
       1.05%          Over $15 billion, up to and including $20 billion
       1.00%          In excess of $20 billion

B. ADMINISTRATIVE FEES

The Fund pays an administrative fee to FT Services of 0.20% per year of the average daily net assets of the Fund.

C. DISTRIBUTION FEES

The Trust's Board of Trustees has adopted distribution plans for each share class, with the exception of Advisor Class shares, pursuant to Rule 12b-1 under the 1940 Act.

On December 1, 2008, the Trust's Board of Trustees approved a modification to the Class A distribution plan, for those funds that had a Class A compensation plan, changing the form of the plan from a compensation to a reimbursement distribution plan. Under the distribution plan, the Fund reimburses Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate. This change was effective February 1, 2009. Under the Class A reimbursement distribution plan, costs exceeding the maximum for the current plan year cannot be reimbursed in subsequent periods. Prior to February 1, 2009, under the Fund's Class A compensation distribution plan, the Fund paid Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to a certain percentage per year of its average daily net assets.


                               30 | Annual Report

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

3. TRANSACTIONS WITH AFFILIATES (CONTINUED)

C. DISTRIBUTION FEES (CONTINUED)

In addition, under the Fund's Class C and R compensation distribution plans, the Fund pays Distributors for costs incurred in connection with the servicing, sale and distribution of the Fund's shares up to the maximum annual plan rate for each class.

The maximum annual plan rates, based on the average daily net assets, for each class, are as follows:

Class A ..   0.30%
Class C ..   1.00%
Class R ..   0.50%

Distribution fees were not charged on shares held by affiliates.

D. SALES CHARGES/UNDERWRITING AGREEMENTS

Distributors has advised the Fund of the following commission transactions related to the sales and redemptions of the Fund's shares for the year:

Sales charges retained net of commissions paid to
   unaffiliated broker/dealers ..................   $670
Contingent deferred sales charges retained ......   $ --

E. TRANSFER AGENT FEES

For the year ended March 31, 2009, the Fund paid transfer agent fees of $1,727, of which $675 was retained by Investor Services.

F. WAIVER AND EXPENSE REIMBURSEMENTS

FT Services and TAML have agreed in advance to waive all or a portion of their respective fees and to assume payment of other expenses through March 31, 2010. Total expenses waived or paid are not subject to reimbursement by the Fund subsequent to the Fund's fiscal year end. After March 31, 2010, FT Services and TAML may discontinue this waiver at any time upon notice to the Fund's Board of Trustees.

G. OTHER AFFILIATED TRANSACTIONS

At March 31, 2009, Franklin Advisers Inc. owned 80.50% of the Fund's outstanding shares.

4. EXPENSE OFFSET ARRANGEMENT

The Fund has entered into an arrangement with its custodian whereby credits realized as a result of uninvested cash balances are used to reduce a portion of the Fund's custodian expenses. During the period ended March 31, 2009, there were no credits earned.


                               Annual Report | 31

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

5. INCOME TAXES

For tax purposes, realized capital losses occurring subsequent to October 31, may be deferred and treated as occurring on the first day of the following fiscal year. At March 31, 2009, the Fund deferred realized capital losses of $18,247.

At March 31, 2009, the cost of investments, net unrealized appreciation (depreciation), and undistributed ordinary income for income tax purposes were as follows:

Cost of investments .....................................   $5,865,048
                                                            ==========
Unrealized appreciation .................................   $  220,872
Unrealized depreciation .................................     (553,986)
                                                            ----------
Net unrealized appreciation (depreciation) ..............   $ (333,114)
                                                            ==========
Distributable earnings - undistributed ordinary income ..   $   43,662
                                                            ==========

Net investment income differs for financial statement and tax purposes primarily due to differing treatments of foreign currency transactions, passive foreign investment company shares, offering costs, and non-deductible distribution fees.

Net realized gains (losses) differ for financial statement and tax purposes primarily due to differing treatments of wash sales, foreign currency transactions, and passive foreign investment company shares.

6. INVESTMENT TRANSACTIONS

Purchases and sales of investments (excluding short term securities) for the period ended March 31, 2009, aggregated $5,063,620 and $384,516, respectively.

7. INVESTMENTS IN FRANKLIN INSTITUTIONAL FIDUCIARY TRUST MONEY MARKET PORTFOLIO

The Fund may invest in the Franklin Institutional Fiduciary Trust Money Market Portfolio (Sweep Money Fund), an open-end investment company managed by Franklin Advisers, Inc. (an affiliate of the investment manager). Management fees paid by the Fund are reduced on assets invested in the Sweep Money Fund, in an amount not to exceed the management and administrative fees paid by the Sweep Money Fund.


                               32 | Annual Report

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

8. CONCENTRATION OF RISK

Investing in foreign securities may include certain risks and considerations not typically associated with investing in U.S. securities, such as fluctuating currency values and changing local and regional economic, political and social conditions, which may result in greater market volatility. In addition, certain foreign securities may not be as liquid as U.S. securities.

9. FAIR VALUE MEASUREMENTS

Financial Accounting Standards Board (FASB) Statement No. 157, "Fair Value Measurement", (SFAS 157) establishes a fair value hierarchy that distinguishes between market data obtained from independent sources (observable inputs) and the Fund's own market assumptions (unobservable inputs). These inputs are used in determining the value of the Fund's investments and are summarized in the following fair value hierarchy:

     -    Level 1 - quoted prices in active markets for identical securities

     - Level 2 - other significant observable inputs (including quoted prices for similar securities, interest rates, prepayment speed, credit risk, etc.)

     - Level 3 - significant unobservable inputs (including the Fund's own assumptions in determining the fair value of investments)

The inputs or methodology used for valuing securities are not an indication of the risk associated with investing in those securities.

At March 31, 2009, all of the Funds' investments in securities carried at fair value were in Level 1 inputs.

10. NEW ACCOUNTING PRONOUNCEMENTS

In April 2009, FASB issued FASB Staff Position FSP FAS 157-4, "Determining Fair Value When the Volume and Level of Activity for the Asset or Liability Have Significantly Decreased and Identifying Transactions That Are Not Orderly" (FSP FAS 157-4) which provides additional guidance when the volume and level of activity for the asset or liability measured at fair value have significantly decreased. Additionally, FSP FAS 157-4 amends SFAS 157 expanding disclosure requirements by reporting entities surrounding the major categories of assets and liabilities carried at fair value. FSP FAS 157-4 is effective for interim and annual periods ending after June 15, 2009. The Fund is currently evaluating the impact, if any, of applying FSP FAS 157-4.


                               Annual Report | 33

Templeton Global Investment Trust

TEMPLETON FRONTIER MARKETS FUND

10. NEW ACCOUNTING PRONOUNCEMENTS (CONTINUED)

In March 2008, FASB Statement No. 161, "Disclosures about Derivative Instruments and Hedging Activities, an amendment of FASB Statement No. 133" (SFAS 161), which expands disclosures about derivative investments and hedging activities. SFAS 161 is effective for fiscal years and interim periods beginning after November 15, 2008. The Fund believes applying the various provisions of SFAS 161 will not have a material impact on its financial statements.

ABBREVIATIONS

SELECTED PORTFOLIO

ADR  - American Depository Receipt
GDR  - Global Depository Receipt


                               34 | Annual Report

Templeton Global Investment Trust

REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE BOARD OF TRUSTEES AND SHAREHOLDERS OF TEMPLETON FRONTIER MARKETS FUND

In our opinion, the accompanying statement of assets and liabilities, including the statement of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Templeton Frontier Markets Fund (one of the funds constituting Templeton Global Investment Trust, hereafter referred to as the "Fund") at March 31, 2009, and the results of its operations, the changes in its net assets and the financial highlights for the period October 14, 2008 (commencement of operations) through March 31, 2009, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Fund's management. Our responsibility is to express an opinion on these financial statements based on our audit. We conducted our audit of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audit, which included confirmation of securities at March 31, 2009 by correspondence with the custodian and brokers, provides a reasonable basis for our opinion.

PricewaterhouseCoopers LLP

San Francisco, California
May 20, 2009


                               Annual Report | 35

Templeton Global Investment Trust

TAX DESIGNATION (UNAUDITED)

TEMPLETON FRONTIER MARKETS FUND

Under Section 854(b)(2) of the Internal Revenue Code (Code), the Fund designates the maximum amount allowable but no less than $14,394 as qualified dividends for purposes of the maximum rate under Section 1(h)(11) of the Code for the fiscal year ended March 31, 2009. Distributions, including qualified dividend income, paid during calendar year 2009 will be reported to shareholders on Form 1099-DIV in January 2010. Shareholders are advised to check with their tax advisors for information on the treatment of these amounts on their individual income tax returns.

At March 31, 2009, more than 50% of the Fund's total assets were invested in securities of foreign issuers. In most instances, foreign taxes were withheld from income paid to the Fund on these investments. The Fund elects to treat foreign taxes paid as allowed under Section 853 of the Code. This election will allow shareholders of record as of the 2009 distribution date, to treat their proportionate share of foreign taxes paid by the Fund as having been paid directly by them. The shareholder shall consider these amounts as foreign taxes paid in the tax year in which they receive the Fund distribution.

In January 2010, shareholders will receive Form 1099-DIV which will include their share of taxes withheld and foreign source income distributed during the calendar year 2009.


                               36 | Annual Report

Templeton Global Investment Trust

BOARD MEMBERS AND OFFICERS

The name, year of birth and address of the officers and board members, as well as their affiliations, positions held with the Fund, principal occupations during the past five years and number of U.S. registered portfolios overseen in the Franklin Templeton Investments fund complex are shown below. Generally, each board member serves until that person's successor is elected and qualified.

INDEPENDENT BOARD MEMBERS

                                                                       NUMBER OF PORTFOLIOS IN
      NAME, YEAR OF BIRTH                              LENGTH OF        FUND COMPLEX OVERSEEN
         AND ADDRESS                POSITION          TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------   --------------   ------------------   -----------------------   -----------------------------------
HARRIS J. ASHTON (1932)          Trustee          Since 1994           136                       Bar-S Foods (meat packing company).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director of various companies; and FORMERLY, Director, RBC Holdings, Inc. (bank holding company) (until 2002); and President, Chief
Executive Officer and Chairman of the Board, General Host Corporation (nursery and craft centers) (until 1998).

ANN TORRE BATES (1958)           Trustee          Since 2008           30                        SLM Corporation (Sallie Mae) and
500 East Broward Blvd.                                                                           Allied Capital Corporation
Suite 2100                                                                                       (financial services).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Independent strategic and financial consultant; and FORMERLY, Executive Vice President and Chief Financial Officer, NHP Incorporated
(manager of multifamily housing) (1995-1997); and Vice President and Treasurer, US Airways, Inc. (until 1995).

FRANK J. CROTHERS (1944)         Trustee          Since 2001           23                        Fortis, Inc. (utility holding
500 East Broward Blvd.                                                                           company), Victory Nickel Inc.
Suite 2100                                                                                       (mineral exploration) and ABACO
Fort Lauderdale, FL 33394-3091                                                                   Markets Limited (retail
                                                                                                 distributors.)

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director and Vice Chairman, Caribbean Utilities Company, Ltd. and director of various other private business and nonprofit organizations.

EDITH E. HOLIDAY (1952)          Lead             Trustee since        136                       Hess Corporation (exploration and
500 East Broward Blvd.           Independent      1996 and Lead                                  refining of oil and gas),
Suite 2100                       Trustee          Independent                                    H.J. Heinz Company (processed foods
Fort Lauderdale, FL 33394-3091                    Trustee since                                  and allied products), RTI
                                                  2007                                           International Metals, Inc.
                                                                                                 (manufacture and distribution of
                                                                                                 titanium), Canadian National
                                                                                                 Railway (railroad) and White
                                                                                                 Mountains Insurance Group, Ltd.
                                                                                                 (holding company).

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director or Trustee of various companies and trusts; and FORMERLY, Assistant to the President of the United States and Secretary of
the Cabinet (1990-1993); General Counsel to the United States Treasury Department (1989-1990); and Counselor to the Secretary and
Assistant Secretary for Public Affairs and Public Liaison-United States Treasury Department (1988-1989).


                               Annual Report | 37

                                                                       NUMBER OF PORTFOLIOS IN
     NAME, YEAR OF BIRTH                               LENGTH OF        FUND COMPLEX OVERSEEN
          AND ADDRESS               POSITION          TIME SERVED          BY BOARD MEMBER*           OTHER DIRECTORSHIPS HELD
------------------------------   --------------   ------------------   -----------------------   -----------------------------------
DAVID W. NIEMIEC (1949)          Trustee          Since 2006           23                        Emeritus Corporation (assisted
500 East Broward Blvd.                                                                           living) and OSI Pharmaceuticals,
Suite 2100                                                                                       Inc. (pharmaceutical products).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Advisor, Saratoga Partners (private equity fund); and FORMERLY, Managing Director, Saratoga Partners (1998-2001) and SBC Warburg
Dillon Read (investment banking) (1997-1998); Vice Chairman, Dillon, Read & Co. Inc. (investment banking) (1991-1997); and Chief
Financial Officer, Dillon, Read & Co. Inc. (1982-1997).

FRANK A. OLSON (1932)            Trustee          Since 2003           136                       Hess Corporation (exploration and
500 East Broward Blvd.                                                                           refining of oil and gas) and
Suite 2100                                                                                       Sentient Jet (private jet service).
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman Emeritus, The Hertz Corporation (car rental) (since 2000) (Chairman of the Board (1980-2000) and Chief Executive Officer
(1977-1999)); and FORMERLY, Chairman of the Board, President and Chief Executive Officer, UAL Corporation (airlines).

LARRY D. THOMPSON (1945)         Trustee          Since 2006           143                       None
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President - Government Affairs, General Counsel and Secretary, PepsiCo, Inc. (consumer products); and FORMERLY,
Director, Delta Airlines (aviation) (2003-2005) and Providian Financial Corp. (credit card provider) (1997-2001); Senior Fellow of
The Brookings Institution (2003-2004); Visiting Professor, University of Georgia School of Law (2004); and Deputy Attorney General,
U.S. Department of Justice (2001-2003).

CONSTANTINE D. TSERETOPOULOS     Trustee          Since 2001           23                        None
(1954)
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Physician, Lyford Cay Hospital (1987-present); director of various nonprofit organizations; and FORMERLY, Cardiology Fellow,
University of Maryland (1985-1987) and Internal Medicine Resident, Greater Baltimore Medical Center (1982-1985).

ROBERT E. WADE (1946)            Trustee          Since 2006           37                        El Oro Ltd. (investments).
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Retired, former practicing attorney.


                               38 | Annual Report

INTERESTED BOARD MEMBERS AND OFFICERS

                                                                       NUMBER OF PORTFOLIOS IN
     NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
         AND ADDRESS                POSITION         TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------   --------------   ------------------   -----------------------   -----------------------------------
**CHARLES B. JOHNSON (1933)      Trustee,         Trustee and          136                       None
One Franklin Parkway             Chairman of      Vice President
San Mateo, CA 94403-1906         the Board and    since 1994 and
                                 Vice President   Chairman of the
                                                  Board since 1995
PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Chairman of the Board, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Templeton Worldwide, Inc.;
and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 42 of the investment companies in Franklin Templeton Investments.

**GREGORY E. JOHNSON (1961)      Trustee          Since 2006           90                        None
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, President and Chief Executive Officer, Franklin Resources, Inc.; President, Templeton Worldwide, Inc.; Director, Templeton
Asset Management Ltd.; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin
Resources, Inc. and of 33 of the investment companies in Franklin Templeton Investments.

JAMES M. DAVIS (1952)            Chief            Chief Compliance     Not Applicable            Not Applicable
One Franklin Parkway             Compliance       Officer since 2004
San Mateo, CA 94403-1906         Officer and      and Vice President
                                 Vice President   - AML Compliance
                                 - AML            since 2006
                                 Compliance

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Compliance, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin Resources, Inc. and of
46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Director of Compliance, Franklin Resources, Inc.
(1994-2001).

LAURA F. FERGERSON (1962)        Chief            Since                Not Applicable            Not Applicable
One Franklin Parkway             Executive        March 2009
San Mateo, CA 94403-1906         Officer -
                                 Finance and
                                 Administration

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice President, Franklin Templeton Services, LLC; officer of 46 of the investment companies in Franklin Templeton Investments; and
FORMERLY, Director and member of Audit and Valuation Committees, Runkel Funds, Inc. (2003-2004); Assistant Treasurer of most of the investment companies in Franklin Templeton Investments (1997-2003); and Vice President, Franklin Templeton Services, LLC
(1997-2003).

EDWARD L. GEARY (1962)           Vice President   Since                Not Applicable            Not Applicable
500 East Broward Blvd.                            March 2009
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Vice President, Franklin Templeton Services, LLC; director of some of the other subsidiaries of Franklin Resources, Inc.; and
officer of 46 of the investment companies in Franklin Templeton Investments.


                               Annual Report | 39

                                                                       NUMBER OF PORTFOLIOS IN
     NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
         AND ADDRESS                POSITION         TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------   --------------   ------------------   -----------------------   -----------------------------------
ALIYA S. GORDON (1973)           Vice President   Since                Not Applicable            Not Applicable
One Franklin Parkway                              March 2009
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Associate General Counsel, Franklin Templeton Investments; officer of 46 of the investment companies in Franklin Templeton
Investments; and FORMERLY, Litigation Associate, Steefel, Levitt & Weiss, LLP (2000-2004).

DAVID P. GOSS (1947)             Vice President   Since 2000           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; officer and/or director, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments.

RUPERT H. JOHNSON, JR. (1940)    Vice President   Since 1994           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Vice Chairman, Member - Office of the Chairman and Director, Franklin Resources, Inc.; Director, Franklin Advisers, Inc. and
Templeton Worldwide, Inc.; Senior Vice President, Franklin Advisory Services, LLC; and officer and/or director or trustee, as the case may be, of some of the other subsidiaries of Franklin Resources, Inc. and of 44 of the investment companies in Franklin
Templeton Investments.

MARK H. OTANI (1968)             Treasurer,       Since                Not Applicable            Not Applicable
One Franklin Parkway             Chief Financial  March 2009
San Mateo, CA 94403-1906         Officer and
                                 Chief
                                 Accounting
                                 Officer

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Director, Global Fund Accounting Operations, Franklin Templeton Investments; and officer of 14 of the investment companies in
Franklin Templeton Investments.

ROBERT C. ROSSELOT (1960)        Secretary        Since 2004           Not Applicable            Not Applicable
500 East Broward Blvd.
Suite 2100
Fort Lauderdale, FL 33394-3091

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

Senior Associate General Counsel, Franklin Templeton Investments; Assistant Secretary, Franklin Resources, Inc.; Vice President and
Secretary, Templeton Investment Counsel, LLC; Vice President, Secretary and Trust Officer, Fiduciary Trust International of the
South; and officer of 14 of the investment companies in Franklin Templeton Investments.


                               40 | Annual Report

                                                                       NUMBER OF PORTFOLIOS IN
     NAME, YEAR OF BIRTH                              LENGTH OF         FUND COMPLEX OVERSEEN
         AND ADDRESS                POSITION         TIME SERVED          BY BOARD MEMBER*            OTHER DIRECTORSHIPS HELD
------------------------------   --------------   ------------------   -----------------------   -----------------------------------
CRAIG S. TYLE (1960)             Vice President   Since 2005           Not Applicable            Not Applicable
One Franklin Parkway
San Mateo, CA 94403-1906

PRINCIPAL OCCUPATION DURING PAST 5 YEARS:

General Counsel and Executive Vice President, Franklin Resources, Inc.; officer of some of the other subsidiaries of Franklin
Resources, Inc. and of 46 of the investment companies in Franklin Templeton Investments; and FORMERLY, Partner, Shearman & Sterling,
LLP (2004-2005); and General Counsel, Investment Company Institute (ICI) (1997-2004).

* We base the number of portfolios on each separate series of the U.S. registered investment companies within the Franklin Templeton Investments fund complex. These portfolios have a common investment manager or affiliated investment managers.

** Charles B. Johnson is considered to be interested person of the Trust under the federal securities laws due to his position as officer and director and major shareholder of Franklin Resources, Inc. (Resources), which is the parent company of the Trust's investment manager and distributor. Gregory
     E. Johnson is considered to be an interested person of the Fund under the federal securities laws due to his position as officer and director of Resources.

Note 1: Charles B. Johnson and Rupert H. Johnson, Jr. are brothers and the father and uncle, respectively, of Gregory E. Johnson.

Note 2: Officer information is current as of the date of this report. It is possible that after this date, information about officers may change.

THE SARBANES-OXLEY ACT OF 2002 AND RULES ADOPTED BY THE U.S. SECURITIES AND EXCHANGE COMMISSION REQUIRE THE FUND TO DISCLOSE WHETHER THE FUND'S AUDIT COMMITTEE INCLUDES AT LEAST ONE MEMBER WHO IS AN AUDIT COMMITTEE FINANCIAL EXPERT WITHIN THE MEANING OF SUCH ACT AND RULES. THE FUND'S BOARD HAS DETERMINED THAT THERE IS AT LEAST ONE SUCH FINANCIAL EXPERT ON THE AUDIT COMMITTEE AND HAS DESIGNATED EACH OF ANN TORRE BATES AND DAVID W. NIEMIEC AS AN AUDIT COMMITTEE FINANCIAL EXPERT. THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC QUALIFY AS SUCH AN EXPERT IN VIEW OF THEIR EXTENSIVE BUSINESS BACKGROUND AND EXPERIENCE. MS. BATES HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2008. SHE CURRENTLY SERVES AS A DIRECTOR OF SLM CORPORATION AND ALLIED CAPITAL CORPORATION AND WAS FORMERLY THE EXECUTIVE VICE PRESIDENT AND CHIEF FINANCIAL OFFICER OF NHP INCORPORATED AND VICE PRESIDENT AND TREASURER OF US AIRWAYS, INC. MR. NIEMIEC HAS SERVED AS A MEMBER OF THE FUND AUDIT COMMITTEE SINCE 2005, CURRENTLY SERVES AS AN ADVISOR TO SARATOGA PARTNERS AND WAS FORMERLY ITS MANAGING DIRECTOR FROM 1998 TO 2001. MR. NIEMIEC IS A DIRECTOR OF EMERITUS CORPORATION AND OSI PHARMACEUTICALS, INC., AND WAS FORMERLY MANAGING DIRECTOR OF SBC WARBURG DILLON READ FROM 1997 TO 1998, AND WAS VICE CHAIRMAN FROM 1991 TO 1997 AND CHIEF FINANCIAL OFFICER FROM 1982 TO 1997 OF DILLON, READ & CO. INC. AS A RESULT OF SUCH BACKGROUND AND EXPERIENCE, THE BOARD BELIEVES THAT MS. BATES AND MR. NIEMIEC HAVE EACH ACQUIRED AN UNDERSTANDING OF GENERALLY ACCEPTED ACCOUNTING PRINCIPLES AND FINANCIAL STATEMENTS, THE GENERAL APPLICATION OF SUCH PRINCIPLES IN CONNECTION WITH THE ACCOUNTING ESTIMATES, ACCRUALS AND RESERVES, AND ANALYZING AND EVALUATING FINANCIAL STATEMENTS THAT PRESENT A BREADTH AND LEVEL OF COMPLEXITY OF ACCOUNTING ISSUES GENERALLY COMPARABLE TO THOSE OF THE FUND, AS WELL AS AN UNDERSTANDING OF INTERNAL CONTROLS AND PROCEDURES FOR FINANCIAL REPORTING AND AN UNDERSTANDING OF AUDIT COMMITTEE FUNCTIONS. MS. BATES AND MR. NIEMIEC ARE INDEPENDENT BOARD MEMBERS AS THAT TERM IS DEFINED UNDER THE APPLICABLE U.S. SECURITIES AND EXCHANGE COMMISSION RULES AND RELEASES.

THE STATEMENT OF ADDITIONAL INFORMATION (SAI) INCLUDES ADDITIONAL INFORMATION ABOUT THE BOARD MEMBERS AND IS AVAILABLE, WITHOUT CHARGE, UPON REQUEST. SHAREHOLDERS MAY CALL (800) DIAL BEN/(800) 342-5236 TO REQUEST THE SAI.


                               Annual Report | 41

Templeton Global Investment Trust

SHAREHOLDER INFORMATION

TEMPLETON FRONTIER MARKETS FUND

PROXY VOTING POLICIES AND PROCEDURES

The Fund's investment manager has established Proxy Voting Policies and Procedures (Policies) that the Fund uses to determine how to vote proxies relating to portfolio securities. Shareholders may view the Fund's complete Policies online at franklintempleton.com. Alternatively, shareholders may request copies of the Policies free of charge by calling the Proxy Group collect at (954) 527-7678 or by sending a written request to: Franklin Templeton Companies, LLC, 500 East Broward Boulevard, Suite 1500, Fort Lauderdale, FL 33394, Attention: Proxy Group. Copies of the Fund's proxy voting records are also made available online at franklintempleton.com and posted on the U.S. Securities and Exchange Commission's website at sec.gov and reflect the most recent 12-month period ended June 30.

QUARTERLY STATEMENT OF INVESTMENTS

The Fund files a complete statement of investments with the U.S. Securities and Exchange Commission for the first and third quarters for each fiscal year on Form N-Q. Shareholders may view the filed Form N-Q by visiting the Commission's website at sec.gov. The filed form may also be viewed and copied at the Commission's Public Reference Room in Washington, DC. Information regarding the operations of the Public Reference Room may be obtained by calling (800) SEC-0330.


                               42 | Annual Report

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Franklin Templeton Funds

LITERATURE REQUEST. TO RECEIVE A PROSPECTUS, PLEASE CALL US AT (800) DIAL BEN/(800) 342-5236 OR VISIT franklintempleton.com. INVESTORS SHOULD CAREFULLY CONSIDER A FUND'S INVESTMENT GOALS, RISKS, CHARGES AND EXPENSES BEFORE INVESTING. THE PROSPECTUS CONTAINS THIS AND OTHER INFORMATION. PLEASE CAREFULLY READ THE PROSPECTUS BEFORE INVESTING. TO ENSURE THE HIGHEST QUALITY OF SERVICE, WE MAY MONITOR, RECORD AND ACCESS TELEPHONE CALLS TO OR FROM OUR SERVICE DEPARTMENTS. THESE CALLS CAN BE IDENTIFIED BY THE PRESENCE OF A REGULAR BEEPING TONE.

VALUE
Franklin All Cap Value Fund
Franklin Balance Sheet Investment Fund
Franklin Large Cap Value Fund
Franklin MicroCap Value Fund(1)
Franklin MidCap Value Fund
Franklin Small Cap Value Fund
Mutual Beacon Fund
Mutual Quest Fund
Mutual Recovery Fund(2)
Mutual Shares Fund

BLEND
Franklin Focused Core Equity Fund
Franklin Large Cap Equity Fund
Franklin Rising Dividends Fund

GROWTH
Franklin Flex Cap Growth Fund
Franklin Growth Fund
Franklin Growth Opportunities Fund
Franklin Small Cap Growth Fund
Franklin Small-Mid Cap Growth Fund

SECTOR
Franklin Biotechnology Discovery Fund
Franklin DynaTech Fund
Franklin Global Real Estate Fund
Franklin Gold & Precious Metals Fund
Franklin Natural Resources Fund
Franklin Real Estate Securities Fund
Franklin Utilities Fund
Mutual Financial Services Fund

GLOBAL
Mutual Global Discovery Fund
Templeton Global Long-Short Fund
Templeton Global Opportunities Trust
Templeton Global Smaller Companies Fund
Templeton Growth Fund
Templeton World Fund

INTERNATIONAL
Franklin India Growth Fund
Franklin International Growth Fund
Franklin International Small Cap Growth Fund
Mutual European Fund
Mutual International Fund
Templeton BRIC Fund
Templeton China World Fund
Templeton Developing Markets Trust
Templeton Emerging Markets Small Cap Fund
Templeton Foreign Fund
Templeton Foreign Smaller Companies Fund
Templeton Frontier Markets Fund

HYBRID
Franklin Balanced Fund
Franklin Convertible Securities Fund
Franklin Equity Income Fund
Franklin Income Fund
Templeton Income Fund

ASSET ALLOCATION
Franklin Templeton Corefolio(R) Allocation Fund
Franklin Templeton Founding Funds
Allocation Fund
Franklin Templeton Perspectives Allocation Fund
Franklin Templeton Conservative Target Fund
Franklin Templeton Growth Target Fund
Franklin Templeton Moderate Target Fund
Franklin Templeton 2015 Retirement Target Fund
Franklin Templeton 2025 Retirement Target Fund
Franklin Templeton 2035 Retirement Target Fund
Franklin Templeton 2045 Retirement Target Fund

FIXED INCOME
Franklin Adjustable U.S. Government Securities Fund(3)
Franklin Floating Rate Daily Access Fund
Franklin High Income Fund
Franklin Limited Maturity U.S. Government Securities Fund(3)
Franklin Low Duration Total Return Fund
Franklin Real Return Fund
Franklin Strategic Income Fund
Franklin Strategic Mortgage Portfolio
Franklin Templeton Hard Currency Fund
Franklin Total Return Fund
Franklin U.S. Government Securities Fund(3)
Templeton Global Bond Fund
Templeton Global Total Return Fund
Templeton International Bond Fund

TAX-FREE INCOME(4)

NATIONAL
Double Tax-Free Income Fund
Federal Tax-Free Income Fund
High Yield Tax-Free Income Fund
Insured Tax-Free Income Fund(5)

LIMITED-/INTERMEDIATE-TERM
California Intermediate-Term Tax-Free Income Fund
Federal Intermediate-Term Tax-Free Income Fund
Federal Limited-Term Tax-Free Income Fund
New York Intermediate-Term Tax-Free Income Fund

STATE-SPECIFIC
Alabama
Arizona
California(6)
Colorado
Connecticut
Florida
Georgia
Kentucky
Louisiana
Maryland
Massachusetts(7)
Michigan(7)
Minnesota(7)
Missouri
New Jersey
New York(6)
North Carolina
Ohio(7)
Oregon
Pennsylvania
Tennessee
Virginia

INSURANCE FUNDS
Franklin Templeton Variable Insurance
Products Trust(8)

(1.) The fund is closed to new investors. Existing shareholders and select retirement plans can continue adding to their accounts.

(2.) The fund is a continuously offered, closed-end fund. Shares may be purchased daily; there is no daily redemption. However, each quarter, pending board approval, the fund will authorize the repurchase of 5%-25% of the outstanding number of shares. Investors may tender all or a portion of their shares during the tender period.

(3.) An investment in the fund is neither insured nor guaranteed by the U.S.
     government or by any other entity or institution.

(4.) For investors subject to the alternative minimum tax, a small portion of fund dividends may be taxable. Distributions of capital gains are generally taxable.

(5.) The fund invests primarily in insured municipal securities.

(6.) These funds are available in four or more variations, including long-term portfolios, intermediate-term portfolios, portfolios of insured securities, a high-yield portfolio (CA only) and money market portfolios.

(7.) The Board of Trustees approved the elimination of the non-fundamental policy requiring the fund to invest at least 80% of net assets in insured municipal securities and the removal of the word "Insured" from the fund name. The changes became effective 2/17/09.

(8.) The funds of the Franklin Templeton Variable Insurance Products Trust are generally available only through insurance company variable contracts.

04/09                                              Not part of the annual report

(FRANKLIN TEMPLETON INVESTMENT(R) LOGO)   One Franklin Parkway
                                          San Mateo, CA 94403-1906

SIGN UP FOR EDELIVERY
Log onto franklintempleton.com and click "My Profile"

ANNUAL REPORT AND SHAREHOLDER LETTER
TEMPLETON FRONTIER MARKETS FUND

INVESTMENT MANAGER
Templeton Asset Management Ltd.

DISTRIBUTOR
Franklin Templeton Distributors, Inc.
(800) DIAL BEN(R)
franklintempleton.com

SHAREHOLDER SERVICES
(800) 632-2301

Authorized for distribution only when accompanied or preceded by a prospectus. Investors should carefully consider a fund's investment goals, risks, charges and expenses before investing. Like any investment in securities, the value of the Fund's portfolio will be subject to the risk of loss from market, currency, economic, political and other factors. The Fund and its investors are not protected from such losses by the investment manager. Therefore, investors who cannot accept this risk should not invest in shares of the Fund. The prospectus contains this and other information; please read it carefully before investing.

To ensure the highest quality of service, telephone calls to or from our service departments may be monitored, recorded and accessed. These calls can be identified by the presence of a regular beeping tone.

096 A2009 05/09

ITEM 2. CODE OF ETHICS.

(a) The Registrant has adopted a code of ethics that applies to its principal executive officers and principal financial and accounting officer.

(c)   N/A

(d)   N/A

(f) Pursuant to Item 12(a)(1), the Registrant is attaching as an exhibit a copy of its code of ethics that applies to its principal executive officers and principal financial and accounting officer.

ITEM 3. AUDIT COMMITTEE FINANCIAL EXPERT.

(a)(1) The Registrant has an audit committee financial expert serving on its audit committee.

     (2) The audit committee financial expert is David W. Niemiec and he is "independent" as defined under the relevant Securities and Exchange Commission Rules and Releases.

ITEM 4. PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a)  Audit Fees

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or for services that are normally provided by the principal accountant in connection with statutory and regulatory filings or engagements were $136,561 for the fiscal year ended March 31, 2009 and $88,441 for the fiscal year ended March 31, 2008.

(b)  Audit-Related Fees

The aggregate fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of Item 4.

There were no fees paid to the principal accountant for assurance and related services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant that are reasonably related to the performance of the audit of their financial statements.

(c)  Tax Fees

There were no fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant for tax compliance, tax advice and tax planning.

The aggregate fees paid to the principal accountant for professional services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant for tax compliance, tax advice and tax planning were $4,000 for the fiscal year ended March 31, 2009 and $0 for the fiscal year ended March 31, 2008. The services for which these fees were paid included tax compliance and advice.

(d)  All Other Fees

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant not reported in paragraphs (a)-(c) of Item 4 were $1,608 for the fiscal year ended March 31, 2009 and $0 for the fiscal year ended March 31, 2008. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

The aggregate fees paid to the principal accountant for products and services rendered by the principal accountant to the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant other than services reported in paragraphs (a)-(c) of Item 4 were $282,469 for the fiscal year ended March 31, 2009 and $0 for the fiscal year ended March 31, 2008. The services for which these fees were paid included review of materials provided to the fund Board in connection with the investment management contract renewal process.

(e) (1) The registrant's audit committee is directly responsible for approving the services to be provided by the auditors, including:

         (i) pre-approval of all audit and audit related services;

         (ii) pre-approval of all non-audit related services to be provided to the Fund by the auditors;

         (iii) pre-approval of all non-audit related services to be provided to the registrant by the auditors to the registrant's investment adviser or to any entity that controls, is controlled by or is under common control with the registrant's investment adviser and that provides ongoing services to the registrant where the non-audit services relate directly to the operations or financial reporting of the registrant; and

         (iv) establishment by the audit committee, if deemed necessary or appropriate, as an alternative to committee pre-approval of services to be provided by the auditors, as required by paragraphs (ii) and (iii) above, of policies and procedures to permit such services to be pre-approved by other means, such as through establishment of guidelines or by action of a designated member or members of the committee; provided the policies and procedures are detailed as to the particular service and the committee is informed of each service and such policies and procedures do not include delegation of audit committee responsibilities, as contemplated under the Securities Exchange Act of 1934, to management; subject, in the case of (ii) through (iv), to any waivers, exceptions or exemptions that may be available under applicable law or rules.

(e) (2) None of the services provided to the registrant described in paragraphs
(b)-(d) of Item 4 were approved by the audit committee pursuant to paragraph
(c)(7)(i)(C) of Rule 2-01 of regulation S-X.

(f) No disclosures are required by this Item 4(f).

(g) The aggregate audit fees paid to the principal accountant for services rendered by the principal accountant to the registrant and the registrant's investment adviser and any entity controlling, controlled by or under common control with the investment adviser that provides ongoing services to the registrant were $288,077 for the fiscal year ended March 31, 2009 and $0 for the fiscal year ended March 31, 2008.

(h) The registrant's audit committee of the board has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to paragraph (c)(7)(ii) of Rule 2-01 of Regulation S-X is compatible with maintaining the principal accountant's independence.

ITEM 5. AUDIT COMMITTEE OF LISTED REGISTRANTS.                N/A

ITEM 6. SCHEDULE OF INVESTMENTS.    N/A

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES. N/A


ITEM 8. PORTFOLIO MANAGERS OF CLOSED-END MANAGEMENT INVESTMENT COMPANY. N/A

ITEM 9. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS. N/A


ITEM 10. SUBMISSION OF MATTERS TO A VOTE OF SECURITIES HOLDERS.

There have been no changes to the procedures by which shareholders may recommend nominees to the Registrant's Board of Trustees that would require disclosure herein.

ITEM 11. CONTROLS AND PROCEDURES.

(a) EVALUATION OF DISCLOSURE CONTROLS AND PROCEDURES. The Registrant maintains disclosure controls and procedures that are designed to ensure that information required to be disclosed in the Registrant's filings under the Securities Exchange Act of 1934 and the Investment Company Act of 1940 is recorded, processed, summarized and reported within the periods specified in the rules and forms of the Securities and Exchange Commission. Such information is accumulated and communicated to the Registrant's management, including its principal executive officer and principal financial officer, as appropriate, to allow timely decisions regarding required disclosure. The Registrant's management, including the principal executive officer and the principal financial officer, recognizes that any set of controls and procedures, no matter how well designed and operated, can provide only reasonable assurance of achieving the desired control objectives.

Within 90 days prior to the filing date of this Shareholder Report on Form N-CSR, the Registrant had carried out an evaluation, under the supervision and with the participation of the Registrant's management, including the Registrant's principal executive officer and the Registrant's principal financial officer, of the effectiveness of the design and operation of the Registrant's disclosure controls and procedures. Based on such evaluation, the Registrant's principal executive officer and principal financial officer concluded that the Registrant's disclosure controls and procedures are effective.

(b) CHANGES IN INTERNAL CONTROLS. There have been no significant changes in the Registrant's internal controls or in other factors that could significantly affect the internal controls subsequent to the date of their evaluation in connection with the preparation of this Shareholder Report on Form N-CSR.

ITEM 12. EXHIBITS.

(A)(1) Code of Ethics

(A)(2) Certifications pursuant to Section 302 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

(B) Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 of Laura F. Fergerson, Chief Executive Officer - Finance and Administration, and Mark H. Otani, Chief Financial Officer and Chief Accounting Officer

                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

TEMPLETON GLOBAL INVESTMENT TRUST


By /s/LAURA F. FERGERSON
  ----------------------------------------
     Laura F. Fergerson
     Chief Executive Officer - Finance and
     Administration
     Date May 27, 2009

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.


By /s/LAURA F. FERGERSON
  ----------------------------------------
     Laura F. Fergerson
     Chief Executive Officer - Finance and
     Administration
     Date May 27, 2009


By /s/MARK H. OTANI
  ----------------------------------------
   Mark H. Otani
   Chief Financial Officer and
   Chief Accounting Officer
   Date May 27, 2009